                                         ---------------------------------------
                                          OMB APPROVAL
                                          OMB Number: 3235-0570
                                          Expires: October 31, 2006
                                          Estimated average burden
                                          hours per response. . . . . . .19.3
                                         ---------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-6526

                                 COVENTRY GROUP
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-766-8938


                     Date of fiscal year end: MARCH 31, 2004

                    Date of reporting period: MARCH 31, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                 ANNUAL REPORT

                                [MONOGRAM LOGO]

                                 ANNUAL REPORT
                                 MARCH 31, 2004

      NOTICE TO INVESTORS
      SHARES OF 1ST SOURCE MONOGRAM FUNDS(SM):
      --------------------------------------------------------------------------
        - ARE NOT FDIC INSURED - MAY LOSE VALUE - HAVE NO BANK GUARANTEE
      --------------------------------------------------------------------------

TABLE OF CONTENTS

1ST SOURCE MONOGRAM FUNDS
ANNUAL REPORT--MARCH 31, 2004

Letter from the Investment Advisor .....................     1
Income Equity Fund .....................................     3
Diversified Equity Fund ................................    11
Special Equity Fund ....................................    19
Income Fund ............................................    27
Long/Short Fund ........................................    35
Notes to Financial Statements ..........................    41
Report of Independent Registered Public Accounting Firm     45
Additional Information .................................    46
Trustees ...............................................    47

LETTER FROM THE INVESTMENT ADVISOR

DEAR INVESTOR:

We are pleased to present this report for the 12-month period ended March 31, 2004. Economic growth was very strong during the period, powering stock-market gains. Bonds traded in a very narrow range, and produced modest returns.

The economy benefited from ongoing strength in consumer spending. Consumers continued a multi-year trend, taking advantage of low interest rates to refinance their mortgages and free up cash. Business spending began to increase as well, which helped produce much greater-than-expected gross domestic product growth during the third calendar quarter of 2003 and solid expansion during the six months through March. Corporate profits rose considerably during the period, and generally came in well above analysts' expectations.

Those positive trends persisted despite some negative factors that weighed on the economy. Job growth remained very low, despite the strong economic recovery. Corporations focused on restoring profits, and therefore put off large hiring programs. Furthermore, companies chose to increase productivity by using technology and to some extent by outsourcing labor to countries where compensation levels are significantly lower than in the U.S. Other negative factors included rising prices for oil and other commodities, in part because of strong demand for such materials from China.

SMALL CAPS LEAD A STOCK RALLY

Shares of small and medium-sized firms led a powerful stock market surge. Larger stocks trailed their smaller cousins, but still produced solid gains. Value and growth investing produced similar performances in every marketcap segment.

Stock-market performance was strongest during the early months of the period. Investors showed increased appetite for risk, bidding up stocks that had languished during the bear market--including shares of firms with weak earnings and balance sheets. Market sentiment shifted in November, when investors moved assets into larger stocks with lower valuations and more-reliable business models. Stocks were relatively flat during the first calendar quarter of 2004, as investors tried to gauge the direction of interest rates and the economy. The recent period marked the third consecutive year that small-cap stocks outperformed large-cap stocks. The small-cap rally appears to have eliminated the valuation discount those stocks offered following the bull market of the 1990s.

Technology stocks led the market. Increased business spending helped improve the outlook for profits in that sector, and investors took advantage of relatively attractive valuations following the bear market. Shares of health-care services firms, orthopedics manufacturers, generic-drug makers, and biotechnology companies all generated strong gains, but sluggish performance from large pharmaceutical firms dragged down the health-care sector as a whole. Large drug makers suffered as investors worried about the potential for increased regulation and price pressure from generic drugs.

Cyclical stocks benefited from the economic rebound, while financial services firms enjoyed the benefits of low interest rates and the surging stock market. Meanwhile, energy and commodity stocks got a boost from rising prices of oil, gas, and other materials. Consumer staples shares lagged the market, as investors favored higher-growth sectors.

LOW QUALITY LEADS THE BOND MARKET

Low-quality bonds led the fixed-income market during the 12 months through March. Investors favored the significant yield premium low-quality bonds offered over Treasuries, especially since the growing economy improved many firms' financial prospects. Short-term Treasury bonds were stable, anchored by the Fed's decision to maintain low interest rates. Yields on longer-term bonds were volatile, as investors tried to gauge changing data that might offer guidance about the direction of Federal Reserve policy, inflation, and economic growth. Mortgage-backed securities trailed the market, as low mortgage rates increased pre-payment risk for those issues.

GOING FORWARD

We believe the global economy may continue its recovery during the coming year. Data indicates that job growth is beginning to accelerate. Meanwhile, interest rates remain low and corporate earnings continue to gain strength. We believe that the Federal Reserve Board will keep short-term interest rates low until it sees significant new job growth or signs of rising inflation. Rising commodity prices do provide some inflationary pressure, but low labor costs should offset that pressure and restrain inflation over the near term.

That environment should allow the stock market to gain ground, albeit at a slower rate than during the past year's rally. Valuations remain reasonable compared to interest rates, and very low yields on money market securities and other fixed-income issues make stocks relatively attractive. Demand for stocks should remain strong: Money flows into equity mutual funds are growing, and large pension funds seek returns that they can only find in the stock market.

Federal Reserve policy should keep yields low on the short end of the yield curve. We believe yields on longer-term bonds may rise to reflect the increased potential for inflation and continued economic growth. That environment could result in a steep yield curve in the bond market.

The Monogram Funds will continue to practice the conservative asset-management strategies that have benefited shareholders through various market cycles. We will continue to analyze global economic trends and industry conditions in order to select securities that represent the best balance of risk and expected return for our Funds' portfolios. We continue to believe that diversification among a variety of stocks and bonds is the best approach for building financial security especially given the volatility of today's financial markets.

As part of our effort to provide clients with innovative and appropriate investment vehicles, the Monogram family added the Monogram Long/Short Fund on August 1, 2003. The objective of that Fund is to produce moderate but steady returns through all market conditions, by buying undervalued stocks and short selling overvalued stocks. Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.

Thank you for your confidence in the Monogram Funds. We look forward to providing you with investment management services in the years to come. If you have any questions or require assistance, please do not hesitate to contact your account representative or to call the Monogram Funds directly at 1-800-766-8938.

Sincerely,

Ralph C. Shive CFA
Paul W. Gifford CFA
Kevin A. Carey CFA
Philip G. Robert
Michael L. Shinnick
Jason W. Cooper

The foregoing information and opinions are for general information only. First Source Bank does not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.

1ST SOURCE MONOGRAM FUNDS

INCOME EQUITY FUND
RALPH C. SHIVE, CFA

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE INCOME EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE 12 MONTH PERIOD ENDED MARCH 31, 2004?

A. The Fund gained 40.48% during the period. That compared to a 40.82% return for the Russell 1000(R) Value Index and a 35.57% return for the Lipper Equity Income Funds Index.

      PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. The broad stock market produced very strong gains during the 12 months through March, helping to power solid returns for the Fund. Investors encouraged by an improving economy shifted money into stocks, particularly into shares of small and mid-cap firms. Meanwhile, low bond yields caused income-seeking investors to favor dividend-yielding stocks over fixed-income securities. We believe that trend helped boost returns for income-oriented funds such as this one.

      Several factors contributed to the Fund's slight underperformance compared to its benchmark index. Our decision to over-weight shares of cyclical firms helped to boost returns, as investors anticipating a strong economic recovery bid up prices of those stocks. Toward the end of the period we began to trim the Fund's stake in some types of cyclical stocks that had become relatively expensive. We held an overweight position in energy stocks, which enjoyed strong performance due to rising oil and gas prices during the period. Some of the strongest performers in the energy sector included firms that were just beginning to emerge from financial difficulties. We invested in those stocks when they were depressed, and benefited as investors became more confident in the firms' prospects.

      The Fund also benefited from our decision to enhance the core portfolio with investments in some stocks that do not pay dividends, including a generic-drug stock that performed exceptionally well. Additionally our decision to hold an over-weight position in mid-cap stocks also helped performance.

      We continued to hold a smaller technology stake than the benchmark--as we have for the past several years--because few technology companies pay dividends and we believe valuations in the sector are high. Technology stocks performed well during the period, so the Fund's underweight position hampered returns against the benchmark. We also held a relatively small stake in financial-services stocks, due to our belief that slower mortgage-refinancing activity would hurt such shares. But refinancing remained high and financial-services stocks performed well, dragging on the Fund's relative returns. We did add to the Fund's stake in shares of brokerage firms, which benefited from the rising stock market.

      The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS

                               INCOME EQUITY FUND

                                  [LINE GRAPH]

           Russell 1000(R) Value Index Income Equity Fund
              3/94            10000            10000
                              10062             9653
                              10319            10213
                              10156             9787
              3/95            11121            10387
                              12118            10507
                              13176            11787
                              14051            12320
              3/96            14846            12813
                              15102            13147
                              15541            13427
                              17091            14487
              3/97            17529            14702
                              20113            16743
                              22117            18417
                              23104            18477
              3/98            25798            20154
                              25913            19782
                              22911            17617
                              26715            19363
              3/99            27098            19789
                              30154            22520
                              27200            20392
                              28678            21759
              3/00            28815            22034
                              27465            21263
                              29625            23272
                              30690            25401
              3/04            28893            24569
                              30303            25936
                              26984            23902
                              28974            26249
              3/04            30159            27510
                              27590            26102
                              22411            21147
                              24476            23303
              3/04            23285            21827
                              27308            25272
                              27872            26255
                              31826            30258
              3/04            32791            30662


                          AVERAGE ANNUAL TOTAL RETURN
                                 AS OF 3/31/04

                               1 YEAR    5 YEAR    10 YEAR
INCOME EQUITY FUND             40.48%     9.15%     11.86%
RUSSELL 1000(R) VALUE INDEX    40.82%     3.89%     12.61%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Equity Fund from 3/31/94 to 3/31/04, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/25/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Fund's performance is measured against the Russell 1000(R) Value Index, an unmanaged index that tracks the performance of 1000 securities found in the Russell universe with a less-than-average growth orientation. Securities in this index generally have lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the Growth Universe. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services.

The Lipper Equity Income Funds Index consists of funds that seek relatively high current income and growth of income by investing at least 65% of their portfolios in dividend-paying equity securities. Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Investors cannot invest directly in the above described indices, although they can invest in their underlying securities or funds.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                                MARCH 31, 2004

COMMON STOCKS - 87.2%

        SECURITY DESCRIPTION                SHARES       VALUE ($)
----------------------------------------    ------      ----------
BASIC MATERIALS - 17.5%
Alcoa, Inc. ............................    25,000         867,250
Allegheny Technologies, Inc. ...........    90,000       1,089,000
Anglo American PLC, ADR ................    45,100       1,096,832
Carpenter Technology Corp. .............    35,000       1,150,800
Dow Chemical Co. .......................    31,000       1,248,680
Eastman Chemical Co. ...................    30,000       1,280,400
Olin Corp. .............................    45,000         803,250
Plum Creek Timber Co., Inc. ............    20,000         649,600
Potash Corp. of
  Saskatchewan, Inc. ...................    14,000       1,164,380
RPM, Inc. ..............................    60,000         992,400
Sappi Ltd. ADR .........................    30,000         409,500
Schulman, Inc. .........................    40,000         786,000
Sherwin-Williams Co. ...................    30,000       1,152,900
Temple-Inland, Inc. ....................    18,000       1,140,120
                                                        ----------
                                                        13,831,112
                                                        ----------
COMMUNICATIONS - 5.4%
Andrew Corp. (b) .......................    29,000         507,500
Belo Corp., Series A ...................    42,000       1,165,920
Harris Corp. ...........................    30,000       1,452,300
Tribune Co. ............................    23,000       1,160,120
                                                        ----------
                                                         4,285,840
                                                        ----------
CONSUMER CYCLICALS - 6.3%
Brown Shoe Company, Inc. ...............    27,600       1,005,468
General Motors Corp. ...................    20,000         942,000
Grainger (W.W.), Inc. ..................    25,000       1,200,000
Longs Drug Stores Corp. ................    50,000         941,500
Newell Rubbermaid, Inc. ................    38,000         881,600
                                                        ----------
                                                         4,970,568
                                                        ----------
CONSUMER NON-CYCLICAL - 9.3%
Archer-Daniels-Midland Co. .............    75,000       1,265,250
Avery-Dennison Corp. ...................    15,000         933,150
Avon Products, Inc. ....................    15,000       1,138,050
H.J. Heinz Co. .........................    27,000       1,006,830
Kimberly-Clark Corp. ...................    15,000         946,500
McKesson Corp. .........................    35,000       1,053,150
Supervalu, Inc. ........................    33,000       1,007,820
                                                        ----------
                                                         7,350,750
                                                        ----------
ENERGY - 11.4%
Anadarko Petroleum Corp. ...............    31,000       1,607,660
GlobalSantaFe Corp. ....................    48,000       1,332,960
Halliburton Co. ........................    33,000       1,002,870
Hugoton Royalty Trust ..................    31,000         681,070
Marathon Oil Corp. .....................    45,000       1,515,150
National Fuel Gas ......................    35,000         861,000
Unocal Corp. ...........................    30,000       1,118,400
Williams Cos., Inc. ....................    95,000         909,150
                                                        ----------
                                                         9,028,260
                                                        ----------
FINANCIAL - 9.3%
A.G. Edwards, Inc. .....................    40,000       1,564,800
Hospitality Properties Trust ...........    14,100         654,240
Keycorp ................................    28,000         848,120
Lincoln National Corp. .................    25,000       1,183,000
Old National Bancorp ...................    59,661       1,348,339
St. Paul Cos. ..........................    32,000       1,280,320
Waddell & Reed Financial, Inc. .........    20,000         490,400
                                                        ----------
                                                         7,369,219
                                                        ----------
HEALTH CARE - 4.9%
Abbott Laboratories ....................    21,000         863,100
Bristol-Myers Squibb Co. ...............    34,000         823,820
King Pharmaceuticals, Inc. (b) .........    30,000         505,200
Merck & Co., Inc. ......................    21,000         927,990
Sunrise Assisted
  Living, Inc. (b) .....................    20,000         717,000
                                                        ----------
                                                         3,837,110
                                                        ----------
INDUSTRIALS - 14.9%
Avnet, Inc. (b) ........................    38,000         930,620
Emerson Electric Co. ...................    14,000         838,880
Honeywell International, Inc. ..........    40,000       1,354,000
Intermet Corp. .........................    70,932         319,194
Pall Corp. .............................    40,000         907,600
Parker-Hannifin Corp. ..................    24,000       1,356,000
Raytheon Co. ...........................    30,000         940,200
Regal-Beloit Corp. .....................    17,100         341,658
Ryder System, Inc. .....................    29,000       1,123,170
Shaw Group, Inc. (b) ...................    55,000         596,200
Sonoco Products Co. ....................    50,000       1,214,000
Stewart & Stevenson
  Services, Inc. .......................    53,000         774,860
Waste Management, Inc. .................    35,000       1,056,300
                                                        ----------
                                                        11,752,682
                                                        ----------
TECHNOLOGY - 3.7%
Diebold, Inc. ..........................    25,000       1,203,000
Electronic Data Systems Corp. ..........    40,000         774,000
Hewlett-Packard Co. ....................    42,000         959,280
                                                        ----------
                                                         2,936,280
                                                        ----------
UTILITIES - 4.5%
American Electric Power ................    29,000         954,680
Centerpoint Energy, Inc. ...............    70,000         800,100
NiSource, Inc. .........................    45,000         956,250
Southwest Gas Corp. ....................    35,900         840,060
                                                        ----------
                                                         3,551,090
                                                        ----------
TOTAL COMMON STOCKS ....................                68,912,911
                                                        ----------

PREFERRED STOCKS - 1.7%

ENERGY - 0.8%
El Paso Corp., 9.00%, 8/16/05 ..........     21,000        611,100
                                                        ----------
HEALTH CARE - 0.9%
Baxter International, Inc.,
  7.00%, 2/16/06 .......................     14,000        756,000
                                                        ----------
TOTAL PREFERRED STOCKS .................                 1,367,100
                                                        ----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                     SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME EQUITY FUND                                               MARCH 31, 2004


CONVERTIBLE BONDS - 1.9%

                                        PRINCIPAL
      SECURITY DESCRIPTION              AMOUNT ($)    VALUE ($)
----------------------------------      ----------    ---------
HEALTH CARE - 1.9%
Ivax Corp., 5.50%, 5/15/07 .......       900,000        919,125
Sunrise Assisted Living, Inc.,
  5.25%, 2/1/09 (c) ..............       500,000        596,875
                                                      ---------
TOTAL CONVERTIBLE BONDS ..........                    1,516,000
                                                      ---------

INVESTMENT COMPANIES - 9.1%

     SECURITY DESCRIPTION                 SHARES      VALUE ($)
----------------------------------      ---------    ----------
Fifth Third Prime
  Money Market Fund ..............      7,158,558     7,158,558
                                                     ----------
TOTAL INVESTMENT COMPANIES .......                    7,158,558
                                                     ----------
TOTAL INVESTMENTS
  (COST $65,183,115) (a) - 99.9% .                   78,954,569
                                                     ==========

Percentages indicated are based on net assets of $79,034,282.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of gains recognized for financial reporting purposes in excess of federal income tax reporting of approximately $7,769. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation ......    $14,566,617
Unrealized depreciation ......       (787,394)
                                  -----------
Net unrealized appreciation ..    $13,779,223
                                  ===========

(b)   Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933.

ADR - American Depositary Receipt

                        See notes to financial statements

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

ASSETS:
Investments, at value (cost $65,183,115) .....               $78,954,569
Interest and dividends receivable ............                   155,715
Prepaid expenses .............................                    11,472
                                                             -----------
    TOTAL ASSETS .............................                79,121,756

LIABILITIES:
Accrued expenses and other payables:
  Investment advisory ........................    $ 52,738
  Administration .............................      15,757
  Other ......................................      18,979
                                                  --------
    TOTAL LIABILITIES ........................                    87,474
                                                             -----------
NET ASSETS ...................................               $79,034,282
                                                             ===========
COMPOSITION OF NET ASSETS:
Capital ......................................               $64,355,963
Undistributed net investment income ..........                    29,997
Accumulated net realized gains
  from investment transactions ...............                   876,868
Unrealized appreciation
  from investments ...........................                13,771,454
                                                             -----------
NET ASSETS ...................................               $79,034,282
                                                             ===========
Shares Outstanding (par value $0.01,
  unlimited number of authorized shares) .....                 6,498,895
                                                             ===========
Net Asset Value, Offering and Redemption
  Price per share ............................               $     12.16
                                                             ===========

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME:
  Interest .......................................               $    81,238
  Dividend .......................................                 1,705,106
                                                                 -----------
    TOTAL INVESTMENT INCOME: .....................                 1,786,344

EXPENSES:
  Investment advisory ............................    $528,968
  Administration .................................     132,243
  Distribution ...................................     165,303
  Accounting .....................................      27,536
  Custodian ......................................       6,434
  Transfer agent .................................      36,416
  Trustee ........................................       2,770
  Other ..........................................      65,080
                                                      --------
    Total expenses before fee reductions .........                   964,750
    Distribution fees voluntarily reduced ........                  (165,303)
                                                                 -----------
    NET EXPENSES .................................                   799,447
                                                                 -----------
NET INVESTMENT INCOME ............................                   986,897
                                                                 -----------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Realized gains from
  investment transactions ........................                 1,900,037
Change in unrealized appreciation
  (depreciation) from investments ................                18,280,817
                                                                 -----------
Net realized/unrealized gains
  from investments ...............................                20,180,854
                                                                 -----------
CHANGE IN NET ASSETS RESULTING
  FROM OPERATIONS ................................               $21,167,751
                                                                 ===========

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                            FOR THE YEARS ENDED
                                                                                  MARCH 31,
                                                                        ----------------------------
                                                                           2004             2003
                                                                        ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income .............................................   $    986,897    $    967,660
  Realized gains (losses) from investment transactions ..............      1,900,037        (356,354)
  Change in unrealized appreciation (depreciation) from investments..     18,280,817     (13,333,146)
                                                                        ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ......................     21,167,751     (12,721,840)
                                                                        ------------    ------------
DISTRIBUTIONS:
  From net investment income ........................................       (955,187)       (965,688)
  From net realized gains ...........................................       (693,121)       (473,517)
                                                                        ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS .................     (1,648,308)     (1,439,205)
                                                                        ------------    ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued .......................................     16,785,531      22,935,710
  Dividends reinvested ..............................................      1,494,358       1,325,327
  Cost of shares redeemed ...........................................    (11,168,042)    (14,677,688)
                                                                        ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ................      7,111,847       9,583,349
                                                                        ------------    ------------
CHANGE IN NET ASSETS ................................................     26,631,290      (4,577,696)
                                                                        ------------    ------------
NET ASSETS:
  Beginning of period ...............................................     52,402,992      56,980,688
                                                                        ------------    ------------
  End of period .....................................................   $ 79,034,282    $ 52,402,992
                                                                        ============    ============
SHARE TRANSACTIONS:
  Issued ............................................................      1,500,369       2,315,014
  Reinvested ........................................................        133,680         137,900
  Redeemed ..........................................................     (1,043,058)     (1,505,994)
                                                                        ------------    ------------
CHANGE IN SHARES ....................................................        590,991         946,920
                                                                        ============    ============
Undistributed net investment income .................................   $     29,997    $     18,936
                                                                        ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            FOR THE YEARS ENDED MARCH 31,
                                                                 ------------------------------------------------
                                                                  2004      2003       2002       2001     2000
                                                                 -------   -------    -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD .........................   $  8.87   $ 11.49    $ 10.87   $ 10.77   $ 11.00
                                                                 -------   -------    -------   -------   -------
INVESTMENT ACTIVITIES:
   Net investment income .....................................      0.17      0.18       0.17      0.17      0.25
   Net realized and unrealized gains
     (losses) from investments ...............................      3.39     (2.53)      1.07      1.03      0.94
                                                                 -------   -------    -------   -------   -------
   Total from investment activities ..........................      3.56     (2.35)      1.24      1.20      1.19
                                                                 -------   -------    -------   -------   -------
DISTRIBUTIONS:
   Net investment income .....................................     (0.16)    (0.18)     (0.17)    (0.19)    (0.26)
   Net realized gains ........................................     (0.11)    (0.09)     (0.45)    (0.91)    (1.16)
                                                                 -------   -------    -------   -------   -------
   Total distributions .......................................     (0.27)    (0.27)     (0.62)    (1.10)    (1.42)
                                                                 -------   -------    -------   -------   -------

NET ASSET VALUE, END OF PERIOD ...............................   $ 12.16   $  8.87    $ 11.49   $ 10.87   $ 10.77
                                                                 =======   =======    =======   =======   =======

TOTAL RETURN .................................................     40.48%   (20.66%)    11.97%    11.51%    11.35%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ............................   $79,034   $52,403    $56,981   $47,104   $46,967
Ratio of expenses to average net assets ......................      1.21%     1.22%      1.20%     1.18%     1.18%
Ratio of net investment income to average net assets .........      1.49%     1.82%      1.58%     1.64%     2.18%
Ratio of expenses to average net assets (a) ..................      1.46%     1.47%      1.45%     1.43%     1.43%
Portfolio turnover ...........................................        24%       18%        32%       42%       47%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

DIVERSIFIED EQUITY FUND
KEVIN CAREY

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Q. HOW DID THE DIVERSIFIED EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX FOR THE 12 MONTH PERIOD ENDED MARCH 31, 2004?

A. The Fund gained 25.15% during the 12-month period. That compares to a return of 35.12% for the S&P 500 Stock Index, the Fund's benchmark.

      PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE COMPARED TO ITS BENCHMARK DURING THE PERIOD?

A. The Fund's absolute return benefited from very strong performance in the equity market during the period. However, the Fund's relative returns were hurt by the Fund's significant under-weighting in technology stocks, which were among the market leaders during the period. The Fund's relative performance was also hurt by our bias towards larger-capitalization stocks of brand-name companies. While such stocks performed well during the period, they did not match the strong returns among many smaller-capitalization stocks. We also held a higher-than-usual cash allocation at the beginning of the period, as we did not anticipate such a quick recovery of the broader markets. We underestimated the strong rebound in corporate profits, which were driven by strong consumer demand.

      On a positive note, the Fund's relative performance was helped by our investment in the health care industry, particularly among shares of medical device companies. Such firms were strong performers in their industry, especially compared to shares of large-cap pharmaceutical firms. We also held an overweight position in consumer stocks, which benefited from strong consumer spending during the period. Finally, the Fund's overweight position in shares of financial services companies helped buoy performance as such firms posted higher-than-expected revenues and earnings.

      The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS

                             DIVERSIFIED EQUITY FUND

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             S&P 500 Stock Index Diversified Equity Fund
              3/94            10000            10000
                              10041             9719
                              10535            10118
                              10533            10133
              3/95            11558            10888
                              12655            11967
                              13661            13033
                              14475            13254
              3/96            15262            13935
                              15951            14556
                              16439            14896
                              17815            15790
              3/97            18281            15564
                              21479            17813
                              23094            19745
                              23758            19676
              3/98            27073            22106
                              27967            22773
                              25185            19334
                              30549            22679
              3/99            32071            22639
                              34332            24529
                              32188            22358
                              36977            25595
              3/00            37826            27078
                              36820            25834
                              36464            26240
                              33611            23682
              3/04            29626            19969
                              31360            20228
                              26757            17294
                              29616            19086
              3/04            29698            18722
                              25719            16567
                              21276            13866
                              23070            14671
              3/04            22343            14152
                              25784            15685
                              26466            16257
                              29690            17425
              3/04            30193            17711


                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/04


                                  1 YEAR     5 YEAR   10 YEAR
                                  ------     ------   -------
DIVERSIFIED EQUITY FUND           25.15%     -4.79%     5.88%
S&P 500 STOCK INDEX               35.12%     -1.20%    11.68%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Diversified Equity Fund from 3/94 to 3/04, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Diversified Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/23/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The S&P 500 Stock Index is an unmanaged index that generally reflects the performance of the U.S. stock market as a whole. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2004

COMMON STOCKS-96.2%

             SECURITY DESCRIPTION                     SHARES    VALUE ($)
             --------------------                     ------    ----------
BASIC MATERIALS - 1.4%
Praxair, Inc. ................................        16,000       593,920
                                                                ----------
COMMUNICATIONS - 7.5%
Cisco Systems, Inc. (b) ......................        48,300     1,136,016
Ebay, Inc. (b) ...............................        12,000       831,960
McGraw-Hill Cos., Inc. .......................        6,700       510,138
Nokia Corp. ADR ..............................        24,000       486,720
VeriSign, Inc. (b) ...........................        12,500       207,375
                                                                ----------
                                                                 3,172,209
                                                                ----------

CONSUMER CYCLICAL - 12.1%
Brinker International, Inc. (b) ..............        12,000       455,160
Harley-Davidson, Inc. ........................         6,150       328,041
Home Depot, Inc...............................        20,050       749,068
Kohl's Corp. (b) .............................        20,500       990,765
Leapfrog Enterprises, Inc. (b) ...............        10,000       193,500
McDonald's Corp. .............................        28,000       799,960
Starbucks Corp. (b) ..........................        14,500       547,375
Wal-Mart Stores, Inc. ........................        14,200       847,598
Walgreen Co. .................................         5,000       164,750
                                                                ----------
                                                                 5,076,217
                                                                ----------

CONSUMER NON-CYCLICAL - 4.4%
Fortune Brands, Inc. .........................         5,950       455,949
Pepsico, Inc. ................................        12,500       673,125
Procter & Gamble Co. .........................         7,000       734,160
                                                                ----------
                                                                 1,863,234
                                                                ----------

ENERGY - 7.2%
Apache Corp. .................................        18,000       777,060
BP Amoco PLC, ADR ............................         8,000       409,600
Burlington Resources, Inc. ...................        10,000       636,300
Exxon Mobil Corp. ............................        15,000       623,850
Valero Energy Corp. ..........................        10,000       599,600
                                                                ----------
                                                                 3,046,410
                                                                ----------

FINANCIAL - 14.6%
American Express Co. .........................         5,900       305,915
American International
   Group, Inc. ...............................         6,500       463,775
Bank of America Corp..........................         6,000       485,880
Citigroup, Inc. ..............................        10,600       548,020
Everest Re Group Ltd. ........................         2,800       239,232
Fannie Mae ...................................         4,000       297,400
Fifth Third Bancorp ..........................         2,500       138,425
FirstMerit Corp. .............................        10,000       260,500
Freddie Mac ..................................         5,000       295,300
Hartford Financial Services Group ............         5,200       331,240
J.P. Morgan Chase & Co. ......................        19,600       822,220
MetLife, Inc. ................................        17,000       606,560
Schwab (Charles) Corp. .......................        30,000       348,300
Wells Fargo & Co. ............................        16,800       952,055
                                                                ----------
                                                                 6,094,822
                                                                ----------

HEALTH CARE - 26.3%
Amgen, Inc. (b) ..............................        11,200       651,504
Baxter International, Inc. ...................        30,000       926,700
Biogen Idec, Inc. (b) ........................         6,000       333,600
Boston Scientific Corp. (b) ..................        21,000       889,980
Dentsply International .......................         5,875       260,439
Edwards Lifesciences Corp. (b) ...............        20,000       639,000
Eli Lilly & Co ...............................        10,000       669,000
Genentech, Inc. (b) ..........................         3,000       317,460
Hillenbrand Industries, Inc. .................         4,000       271,560
Johnson & Johnson ............................        22,500     1,141,200
Laboratory Corp. of
   America Holdings (b) ......................        10,400       408,200
Medtronic, Inc. ..............................        15,000       716,250
Mylan Laboratories, Inc. .....................         8,000       181,840
Pfizer, Inc. .................................        42,000     1,472,099
St. Jude Medical, Inc. (b) ...................        10,000       721,000
Stryker Corp. ................................         4,500       398,385
Zimmer Holdings, Inc. (b) ....................        14,000     1,032,920
                                                                ----------
                                                                11,031,137
                                                                ----------

INDUSTRIALS - 8.5%
3M Co. .......................................         7,000       573,090
Emerson Electric Co. .........................        10,000       599,200
FedEx Corp. ..................................         2,500       187,900
General Electric Co. .........................        53,000     1,617,560
United Parcel
   Service, Inc., Class B ....................         3,300       230,472
United Technologies Corp. ....................         4,400       379,720
                                                                ----------
                                                                 3,587,942
                                                                ----------

TECHNOLOGY - 13.7%
Applied Materials, Inc. (b) ..................        20,000       427,600
Automatic Data
   Processing, Inc. ..........................        13,500       567,000
Dell Computer Corp. (b) ......................        25,000       840,500
Intel Corp. ..................................        38,000     1,033,600
Micron Technology, Inc. (b) ..................        10,000       167,100
Microsoft Corp. ..............................        51,500     1,285,955
Oracle Corp. (b) .............................        53,750       645,538
Qlogic Corp. (b) .............................        14,000       462,140
Texas Instruments, Inc. ......................        10,000       292,200
                                                                ----------
                                                                 5,721,633
                                                                ----------

UTILITIES - 0.5%
Duke Energy Corp. ............................        10,000       226,000
                                                                ----------
TOTAL COMMON STOCKS ..........................                  40,413,524
                                                                ----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2004

INVESTMENT COMPANIES-2.8%

             SECURITY DESCRIPTION                   SHARES      VALUE ($)
             --------------------                  ---------    ----------
Fifth Third Prime
   Money Market Fund .........................     1,178,682     1,178,682
                                                                ----------
TOTAL INVESTMENT COMPANIES ...................                   1,178,682
                                                                ----------
TOTAL INVESTMENTS
   (COST $36,827,402) (a) - 99.0% ............                  41,592,206
                                                                ==========

Percentages indicated are based on net assets of $42,027,749.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $77,731. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows

Unrealized appreciation ..........   $   6,036,006
Unrealized depreciation ..........      (1,348,933)
                                     -------------
Net unrealized appreciation ......   $   4,687,073
                                     =============

(b) Represents non-income producing security.

ADR - American Depositary Receipt

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

ASSETS:
Investments, at value
   (cost $ 36,827,402) ..................                     $ 41,592,206
Interest and dividends receivable .......                           27,224
Receivable for investments sold .........                          771,864
Prepaid expenses ........................                              583
                                                              ------------
     TOTAL ASSETS .......................                       42,391,877

LIABILITIES:
Payable for investments purchased .......     $    309,718
Accrued expenses and other payables:
     Investment advisory ................           34,997
     Administration .....................            8,414
     Other ..............................           10,999
                                              ------------
     TOTAL LIABILITIES ..................                          364,128
                                                              ------------
NET ASSETS ..............................                     $ 42,027,749
                                                              ============

COMPOSITION OF NET ASSETS:
Capital .................................                     $ 49,336,556
Accumulated net realized losses
     from investment transactions .......                      (12,073,611)
Unrealized appreciation
   from investments .....................                        4,764,804
                                                              ------------

NET ASSETS ..............................                     $ 42,027,749
                                                              ============
 Shares Outstanding (par value $0.01,
   unlimited number of authorized shares)                        6,161,573
                                                              ============
Net Asset Value, Offering and Redemption
   Price per share ......................                     $       6.82
                                                              ============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME:
Interest                                                      $        958
Dividend                                                           442,100
                                                              ------------
    TOTAL INVESTMENT INCOME:                                       443,058

EXPENSES:
    Investment advisory                       $    360,930
    Administration                                  72,915
    Distribution                                    91,144
    Accounting                                      18,435
    Custodian                                        6,036
    Transfer agent                                  19,721
    Trustee                                          1,814
    Other                                           25,441
                                              ------------
      Total expenses before fee reductions.                        596,436
      Distribution fees voluntarily reduced                        (91,144)
                                                              ------------
      NET EXPENSES                                                 505,292
                                                              ------------
NET INVESTMENT LOSS                                                (62,234)
                                                              ------------
NET REALIZED/UNREALIZED GAINS (LOSSES)
     FROM INVESTMENTS:
Realized losses from
     investment transactions...............                       (360,073)
Change in unrealized appreciation
     (depreciation) from investments.......                      8,081,065
                                                              ------------
Net realized/unrealized gains
     from investments                                            7,720,992
                                                              ------------
CHANGE IN NET ASSETS RESULTING
     FROM OPERATIONS                                          $  7,658,758
                                                              ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       FOR THE YEARS ENDED
                                                                                            MARCH 31,
                                                                                 ------------------------------
                                                                                     2004              2003
                                                                                 ------------      ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment loss .....................................................     $    (62,234)     $    (63,308)
   Realized losses from investment transactions ............................         (360,073)       (4,717,390)
   Change in unrealized appreciation (depreciation) from investments .......        8,081,065        (5,018,112)
                                                                                 ------------      ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .............................        7,658,758        (9,798,810)
                                                                                 ------------      ------------

DISTRIBUTIONS:
   From net investment income ..............................................           (2,111)               --
                                                                                 ------------      ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ........................           (2,111)               --
                                                                                 ------------      ------------

CAPITAL TRANSACTIONS:
   Proceeds from shares issued .............................................       12,357,186        16,275,853
   Dividends reinvested ....................................................            2,020                --
   Cost of shares redeemed .................................................       (8,043,744)      (17,187,163)
                                                                                 ------------      ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......................        4,315,462          (911,310)
                                                                                 ------------      ------------
CHANGE IN NET ASSETS .......................................................       11,972,109       (10,710,120)

NET ASSETS:
   Beginning of period .....................................................       30,055,640        40,765,760
                                                                                 ------------      ------------
   End of period ...........................................................     $ 42,027,749      $ 30,055,640
                                                                                 ============      ============

SHARE TRANSACTIONS:
   Issued ..................................................................        1,919,078         2,730,051
   Reinvested ..............................................................              341                --
   Redeemed ................................................................       (1,272,657)       (2,868,044)
                                                                                 ------------      ------------
CHANGE IN SHARES ...........................................................          646,762          (137,993)
                                                                                 ============      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
DIVERSIFIED EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              FOR THE YEARS ENDED MARCH 31,
                                                          --------------------------------------------------------------------
                                                             2004            2003          2002          2001          2000
                                                          ----------      ----------    ----------    ----------    ----------
NET ASSET VALUE, BEGINNING OF PERIOD ..................   $     5.45      $     7.21    $     7.69    $    11.32    $    11.26
                                                          ----------      ----------    ----------    ----------    ----------
INVESTMENT ACTIVITIES:
   Net investment loss ................................        (0.01)          (0.01)        (0.01)        (0.02)        (0.03)
   Net realized and unrealized gains (losses)
     from investments .................................         1.38           (1.75)        (0.47)        (2.82)         2.05
                                                          ----------      ----------    ----------    ----------    ----------
   Total from investment activities ...................         1.37           (1.76)        (0.48)        (2.84)         2.02
                                                          ----------      ----------    ----------    ----------    ----------

DISTRIBUTIONS:
   Net investment income ..............................        (0.00)(a)          --            --            --            --
   Net realized gains .................................           --              --            --         (0.79)        (1.96)
                                                          ----------      ----------    ----------    ----------    ----------
     Total distributions ..............................           --              --            --         (0.79)        (1.96)
                                                          ----------      ----------    ----------    ----------    ----------

NET ASSET VALUE, END OF PERIOD ........................   $     6.82      $     5.45    $     7.21    $     7.69    $    11.32
                                                          ==========      ==========    ==========    ==========    ==========

TOTAL RETURN ..........................................        25.15%         (24.41%)       (6.24%)      (26.25%)       19.60%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .....................   $   42,028      $   30,056    $   40,766    $   45,912    $   75,587
Ratio of expenses to average net assets ...............         1.38%           1.37%         1.32%         1.22%         1.33%
Ratio of net investment loss to average net assets ....        (0.17%)         (0.19%)       (0.17%)       (0.22%)       (0.28%)
Ratio of expenses to average net assets (b) ...........         1.63%           1.62%         1.57%         1.66%         1.62%
Portfolio turnover ....................................           45%             80%           68%           29%          104%

(a) Amount is less than $0.005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

SPECIAL EQUITY FUND
MANAGEMENT TEAM

INVESTMENT CONCERNS

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The recent growth rate in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

Q. HOW DID THE SPECIAL EQUITY FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004?

A. The Fund gained 50.26% during the 12-month period. That compared to a 63.83% return for the Fund's benchmark, the Russell 2000(R) Index.

      PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK INDEX DURING THE PERIOD?

A. The Fund benefited in absolute terms from very strong performance in the equity market, especially among shares of small-cap companies. Such stocks performed very well as they were coming off of very depressed levels from the previous bear market. The Fund benefited in relative terms from strong individual stock selection.

      However, the Fund held a relatively high cash allocation--nearly 15% of the portfolio--during much of the period. That ultimately dragged on the Fund's return during a period in which stocks performed so strongly. We positioned the Fund for an economic recovery and higher interest rates. That led us to over-weight shares of industrial firms relative to the Fund's benchmark. That hurt performance as the economic recovery did not find its way to the industrial sector. Our underweight position in sectors such as energy, financial services and retail hurt performance as each of those sectors posted strong relative returns.

      We also upgraded the quality of our portfolio during the period, seeking shares of companies with strong business models and strong balance sheets. That strategy hurt relative performance during much of the period due to the strong performance of lower-quality names in the small-cap market. Late in the period, the Fund's higher-quality bias helped relative returns, as investors were more attracted to such shares.

      The composition of the Fund's portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS

                               SPECIAL EQUITY FUND

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

             Russell 2000(R) Index Special Equity Fund
              3/94            10000            10000
                               9611             9215
                              10278             9717
                              10085             9608
              3/95            10550            10220
                              11539            11099
                              12679            12323
                              12954            12857
              3/96            13615            14050
                              14296            16060
                              14344            16201
                              15090            15695
              3/97            14310            13751
                              16630            15538
                              19105            18325
                              18465            16135
              3/98            20322            16891
                              19374            15828
                              15471            13066
                              17995            16228
              3/99            17019            15108
                              19665            15981
                              18422            15059
                              21820            19305
              3/00            23366            22679
                              22482            21544
                              22731            22400
                              21161            21296
              3/04            19784            19878
                              22611            23789
                              17910            20544
                              21687            24747
              3/04            22550            25518
                              20667            24497
                              16244            19348
                              17244            19986
              3/04            16470            18764
                              20328            23504
                              22173            25483
                              25393            28195
              3/04            26983            28195


                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/04

                               1 YEAR        5 YEAR   10 YEAR
                               ------        ------   -------
SPECIAL EQUITY FUND            50.26%        13.29%    10.92%
RUSSELL 2000(R)INDEX           63.83%         9.66%    10.44%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Special Equity Fund from 3/94 to 3/04, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Special Equity Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 11/30/85, and prior to the mutual fund's commencement of operations on 9/20/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Russell 2000(R) Index is an unmanaged index that represents the performance of domestically traded common stocks of small to mid-sized companies. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2004

COMMON STOCKS-85.5%

             SECURITY DESCRIPTION                   SHARES      VALUE ($)
             --------------------                  ---------    ----------
BASIC MATERIALS - 2.6%
Symyx Technologies, Inc. (b) .................        60,300     1,726,992
                                                                ----------

COMMUNICATIONS - 7.5%
Comtech Telecommunications (b) ...............        13,500       313,200
Eresearch Technology, Inc. (b) ...............        22,000       617,100
Foundry Networks, Inc. (b) ...................       101,000     1,734,170
Inet Technologies, Inc. (b) ..................        51,000       632,910
Ixia (b) .....................................        24,700       267,254
RF Micro Devices, Inc. (b) ...................        57,300       484,758
Sonus Networks, Inc. (b) .....................        68,000       252,280
Spectralink Corp. ............................        21,800       371,254
UTStarcom, Inc. (b) ..........................        13,500       388,260
                                                                ----------
                                                                 5,061,186
                                                                ----------

CONSUMER CYCLICAL - 3.3%
Casey's General Stores, Inc. .................        59,800       992,680
P.F. Chang's China Bistro, Inc. (b) ..........         5,500       276,705
Scan Source, Inc. (b) ........................        19,270       923,804
                                                                ----------
                                                                 2,193,189
                                                                ----------

CONSUMER NON-CYCLICAL - 9.2%
American Italian Pasta Co. ...................        17,400       694,782
Charles River Associates, Inc. (b) ...........        23,660       775,717
Healthcare Services Group ....................        13,850       227,833
ITT Educational Services, Inc. (b) ...........        27,000       842,400
Navigant Consulting, Inc. (b) ................        33,600       679,728
SFBC International, Inc. (b) .................        33,800     1,005,888
Source Information
   Management Co.(b) .........................       107,100     1,338,750
Yankee Candle Co.(b) .........................        22,100       609,518
                                                                ----------
                                                                 6,174,616
                                                                ----------

FINANCIAL - 2.4%
Affiliated Managers Group, Inc. (b) ..........         6,000       327,480
Ameritrade Holdings Corp. (b) ................        41,000       631,400
Oxford Financial Holdings (c) ................        25,000       162,500
W.R. Berkley Corp. ...........................        11,500       458,620
                                                                ----------
                                                                 1,580,000
                                                                ----------

HEALTH CARE - 19.9%
Accredo Health, Inc. (b) .....................        30,000     1,143,000
Advanced Neuromodulation
   Systems (b) ...............................        12,500       451,125
America Service Group, Inc. (b) ..............        27,600       946,680
American Pharmaceutical
   Partners, Inc. (b) ........................         9,100       427,154
Endocardial Solutions, Inc. (b) ..............        60,700       526,876
Harvard Bioscience, Inc. (b) .................       260,900     2,422,717
Intermune, Inc. (b) ..........................        10,000       194,800
K V Pharmaceutical Co. (b) ...................        14,000       343,840
Nektar Therapeutics (b) ......................        10,000       215,800
Odyssey Healthcare, Inc. (b) .................       116,000     2,186,600
Possis Medical, Inc. (b) .....................        47,400     1,333,362
Select Medical Corp. .........................       142,400     2,378,080
Taro Pharmaceutical Industries (b) ...........        13,900       806,061
                                                                ----------
                                                                13,376,095
                                                                ----------

INDUSTRIALS - 19.0%
Armor Holdings, Inc. (b) .....................        22,500       744,750
Ceradyne, Inc. (b) ...........................        66,300     2,396,745
Engineered Support Systems, Inc. .............        26,650     1,300,254
II-VI, Inc. ..................................        45,600     1,114,920
Kaydon Corp. .................................        31,000       853,430
Molecular Devices Corp. (b) ..................        31,000       584,040
Photon Dynamics, Inc. (b) ....................        14,000       456,820
Rayovac Corp. (b) ............................        27,000       772,200
Roper Industries, Inc. .......................        14,600       704,450
SRS Labs, Inc. (b) ...........................        13,500        82,080
Stericycle, Inc. (b) .........................        14,100       674,826
Tetra Technology, Inc. (b) ...................        81,000     1,738,260
The Keith Cos., Inc. (b) .....................        13,000       183,950
Waste Connections, Inc. (b) ..................        18,000       716,400
Zebra Technology (b) .........................         5,800       402,346
                                                                ----------
                                                                12,725,471
                                                                ----------

TECHNOLOGY - 21.6%
Applied Micro Circuits Corp. (b) .............        83,000       477,250
August Technology Corp. (b) ..................        25,000       375,000
Conexant Systems, Inc. (b) ...................        88,394       544,507
Diodes, Inc. (b) .............................        11,200       244,272
Emulex Corp. (b) .............................        13,000       276,770
ESS Technology (b) ...........................        13,500       197,910
Factset Research Systems, Inc. ...............        39,000     1,659,840
Lam Research Corp. (b) .......................         8,000       201,680
Lexar Media, Inc. (b) ........................        75,000     1,242,000
Micromuse, Inc. (b) ..........................        38,000       296,400
Mindspeed Technologies (b) ...................        62,000       404,860
Omnivision Technologies (b) ..................        77,600     2,119,255
Qlogic Corp. (b) .............................        49,000     1,617,490
Quality Systems (b) ..........................        25,000     1,135,750
SanDisk Corp. (b) ............................        22,000       624,140
Take-Two Interactive
   Software, Inc. (b) ........................        23,000       845,940
Vitesse Semiconductor Corp. (b) ..............        37,000       262,330
Zoran Corp. (b) ..............................       114,000     1,979,040
                                                                ----------
                                                                14,504,434
                                                                ----------
TOTAL COMMON STOCKS ..........................                  57,341,983
                                                                ----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
SPECIAL EQUITY FUND                                               MARCH 31, 2004

OPTIONS - 0.4%

             SECURITY DESCRIPTION                   SHARES       VALUE ($)
             --------------------                  ---------     ---------
iShares Russell 2000 Futures Option
     expiring April 2004 @ $112 ..............        300           18,000
NASDAQ-100 Futures Option
     expiring April 2004 @ $35 ...............        300           12,000
NASDAQ-100 Futures Option
     expiring April 2004 @ $36 ...............        130           11,050
NASDAQ-100 Futures Option
     expiring April 2004 @ $37 ...............        450           67,500
Semiconductors Holders Trust Put
     expiring April 2004 @ $37.50 ............        550           22,000
Semiconductors Holders Trust Put
     expiring April 2004 @ $40 ...............        260           31,200
Semiconductors Holders Trust Put
     expiring April 2004 @ $42.50 ............        300           93,000
                                                                 ---------
TOTAL OPTIONS ................................                     254,750
                                                                 ---------

INVESTMENT COMPANIES - 15.3%

Fifth Third Prime
     Money Market Fund .......................      10,257,944    10,257,944
                                                                 -----------
TOTAL INVESTMENT COMPANIES ...................                    10,257,944
                                                                 -----------
TOTAL INVESTMENTS
     (COST $66,092,404) (a) - 101.2% .........                   $67,854,677
                                                                 ===========

Percentages indicated are based on net assets of $67,071,162.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $304,836. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows :

Unrealized appreciation ...........    $   4,624,109
Unrealized depreciation ...........       (3,166,672)
                                       -------------
Net unrealized appreciation .......    $   1,457,437
                                       =============

(b) Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

ASSETS:
Investments, at value
           (cost $66,092,404) .......................                                 $67,854,677
Interest and dividends receivable ...................                                      12,363
Receivable for capital shares issued ................                                      23,500
Receivable for investments sold .....................                                     189,515
Prepaid expenses ....................................                                      11,111
                                                                                      -----------
           TOTAL ASSETS .............................                                  68,091,166

LIABILITIES:
Payable for investments
           purchased ................................            $   921,845
Payable for capital
           shares redeemed ..........................                 23,085
Accrued expenses and other payables:
           Investment advisory ......................                 45,146
           Administration ...........................                 13,470
           Other ....................................                 16,458
                                                                 -----------
           TOTAL LIABILITIES ........................                                   1,020,004
                                                                                      -----------
NET ASSETS ..........................................                                 $67,071,162
                                                                                      ===========

COMPOSITION OF NET ASSETS:
Capital .............................................                                 $54,298,413
Accumulated net realized gains from
           investment and option transactions........                                  11,010,476
Unrealized appreciation from
           investments and options ..................                                   1,762,273
                                                                                      -----------
NET ASSETS ..........................................                                 $67,071,162
                                                                                      ===========
Shares Outstanding (par value $0.01,
           unlimited number of authorized shares) ...                                   5,812,835
                                                                                      ===========
Net Asset Value, Offering and Redemption
           Price per share ..........................                                 $     11.54
                                                                                      ===========

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME:
Interest .....................................................                        $     11,576
Dividend .....................................................                             227,321
                                                                                      ------------
           TOTAL INVESTMENT INCOME: ..........................                             238,897
EXPENSES:

           Investment advisory ...............................   $    435,530
           Administration ....................................        108,883
           Distribution ......................................        136,103
           Accounting ........................................         25,165
           Custodian .........................................          7,816
           Transfer agent ....................................         35,120
           Trustee ...........................................          2,283
           Other .............................................         55,028
                                                                 ------------
                Total expenses before fee reductions .........                             805,928
                Distribution fees voluntarily reduced.........                            (136,103)
                                                                                      ------------
                NET EXPENSES .................................                             669,825
                                                                                      ------------
NET INVESTMENT LOSS ..........................................                            (430,928)
                                                                                      ------------
NET REALIZED/UNREALIZED GAINS
           FROM INVESTMENTS AND OPTIONS:

Realized gains from investment and option
           transactions ......................................                          15,939,870
Realized gains from written option
           transactions ......................................                              43,147
Change in unrealized appreciation
           (depreciation) from investments
           and options .......................................                           3,457,137
                                                                                      ------------
Net realized/unrealized gains from
           investments and options ...........................                          19,440,154
                                                                                      ------------
CHANGE IN NET ASSETS RESULTING
           FROM OPERATIONS ...................................                        $ 19,009,226
                                                                                      ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  FOR THE YEARS ENDED
                                                                                                        MARCH 31,
                                                                                             ----------------------------
                                                                                                 2004             2003
                                                                                             ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
           Net investment loss ...........................................................   $   (430,928)   $   (275,972)
           Realized gains (losses) from investment and option transactions ...............     15,983,017      (4,972,314)
           Change in unrealized appreciation (depreciation) from investments and options..      3,457,137      (7,641,564)
                                                                                             ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS ...........................................     19,009,226     (12,889,850)
                                                                                             ------------    ------------

DISTRIBUTIONS:
           From net realized gains .......................................................             --      (2,910,257)
                                                                                             ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ......................................             --      (2,910,257)
                                                                                             ------------    ------------

CAPITAL TRANSACTIONS:
           Proceeds from shares issued ...................................................     30,075,958      19,320,586
           Dividends reinvested ..........................................................             --       2,645,877
           Cost of shares redeemed .......................................................    (20,655,410)    (12,412,919)
                                                                                             ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS.... .................................      9,420,548       9,553,544
                                                                                             ------------    ------------

CHANGE IN NET ASSETS .....................................................................     28,429,774      (6,246,563)

NET ASSETS:
           Beginning of period ...........................................................     38,641,388      44,887,951
                                                                                             ------------    ------------
           End of period .................................................................   $ 67,071,162    $ 38,641,388
                                                                                             ============    ============

SHARE TRANSACTIONS:
           Issued ........................................................................      2,712,301       2,084,026
           Reinvested ....................................................................             --         313,864
           Redeemed ......................................................................     (1,931,148)     (1,356,323)
                                                                                             ------------    ------------
CHANGE IN SHARES .........................................................................        781,153       1,041,567
                                                                                             ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
SPECIAL EQUITY FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                              FOR THE YEARS ENDED MARCH 31,
                                                            ---------------------------------------------------------------
                                                              2004           2003        2002          2001          2000
                                                            ---------     --------     --------     ---------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD ....................   $    7.68     $  11.25     $   9.25     $   13.78     $    9.18
                                                            ---------     --------     --------     ---------     ---------
INVESTMENT ACTIVITIES:
           Net investment income (loss) .................       (0.07)       (0.05)       (0.05)        (0.03)         0.00(a)
           Net realized and unrealized gains
                  (losses) from investments and options..        3.93        (2.87)        2.63         (1.61)         4.60
                                                            ---------     --------     --------     ---------     ---------
           Total from investment activities .............        3.86        (2.92)        2.58         (1.64)         4.60
                                                            ---------     --------     --------     ---------     ---------

DISTRIBUTIONS:
           Net investment income ........................          --           --           --            --         (0.00)(a)
           Net realized gains ...........................          --        (0.65)       (0.58)        (2.89)           --
                                                            ---------     --------     --------     ---------     ---------
           Total distributions ..........................          --        (0.65)       (0.58)        (2.89)        (0.00)(a)
                                                            ---------     --------     --------     ---------     ---------
           NET ASSET VALUE, END OF PERIOD ...............   $   11.54     $   7.68     $  11.25     $    9.25     $   13.78
                                                            =========     ========     ========     =========     =========

TOTAL RETURN ............................................       50.26%      (26.47%)      28.37%       (12.35%)       50.11%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .......................   $  67,071     $ 38,641     $ 44,888     $  23,806     $  26,932
Ratio of expenses to average net assets .................        1.23%        1.26%        1.24%         1.29%         1.25%
Ratio of net investment income to average net assets ....       (0.79%)      (0.67%)      (0.57%)       (0.34%)       (0.01%)
Ratio of expenses to average net assets (b) .............        1.48%        1.51%        1.49%         1.54%         1.50%
Portfolio turnover ......................................         190%         140%         130%          167%          174%

(a)   Amount is less than $0.005 per share.

(b) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

INCOME FUND
PAUL GIFFORD, CFA

INVESTMENT CONCERNS
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Q. HOW DID THE INCOME FUND PERFORM RELATIVE TO ITS BENCHMARK INDEX FOR THE 12 MONTHS ENDED MARCH 31, 2004?

A. The Fund's total return was 3.26% for the period. That compared to a 5.30% return for the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index.

      PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

Q. WHAT FACTORS CONTRIBUTED TO THE FUND'S UNDERPERFORMANCE RELATIVE TO ITS BENCHMARK FOR THE PERIOD?

A. The Fund's absolute performance suffered from falling interest rates early in the period. Though rates stabilized somewhat during the latter half of the period, they remained volatile. The Fund's relative performance was hurt by the strong performance of corporate bonds, especially lower-quality corporate bonds, where the Fund held a significant underweight position. A strong equity market and good corporate earnings drove performance among such issues. The Fund was also hurt by an overweight position in mortgage-backed securities relative to the benchmark. Heavy refinancing levels during the first half of the period caused such bonds to perform relatively poorly.

      We positioned the Fund with an average maturity shorter than that of its benchmark. That hurt the Fund during the period, in part because longer-term issues offered higher yields during the period. We participated in extension trades, where the proceeds from shorter-maturity issues are reinvested in bonds with longer maturities. Such trades were effective in taking advantage of the positive yield-curve that existed during the period, with higher yields on longer maturities. However, such trades were not enough to overcome the negative effects of the Fund's short average maturity.

      The composition of the portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS

                                   INCOME FUND

                        GROWTH OF A $10,000 INVESTMENTS

                                  [LINE GRAPH]

      Lehman Brothers Intermediate Government/Credit Bond Index                                    Income Fund
              3/94            10000            10000
                               9938             9897
                              10019             9920
                              10008             9852
              3/95            10446            10331
                              10968            10889
                              11149            11095
                              11540            11482
              3/96            11444            11300
                              11516            11277
                              11720            11482
                              12008            11776
              3/97            11994            11722
                              12348            12053
                              12681            12369
                              12953            12697
              3/98            13154            12805
                              13401            13047
                              14002            13642
                              14043            13562
              3/99            14017            13438
                              13962            13313
                              14090            13429
                              14097            13398
              3/00            14308            13567
                              14549            13766
                              14968            14137
                              15521            14632
              3/04            16048            15046
                              16156            15137
                              16900            15817
                              16915            15802
              3/04            16877            15692
                              17476            16288
                              18267            16980
                              18576            17171
              3/04            18855            17343
                              19366            17640
                              19362            17630
                              19374            17588
              3/04            19855            17909

                           AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/04

                                         1 YEAR        5 YEAR        10 YEAR
                                         ------        ------        -------
INCOME FUND                               3.26%         5.91%         6.00%
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT BOND INDEX              5.30%         7.22%         7.11%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Income Fund from 3/94 to 3/04, and represents the reinvestment of dividends and capital gains in the Fund.

The quoted performance of the 1st Source Monogram Income Fund includes performance of certain collective trust fund ("Commingled") accounts advised by 1st Source Bank that had investment objectives and policies substantially similar to those of the Fund for periods dating back to 6/30/85, and prior to the mutual fund's commencement of operations on 9/24/96, as adjusted to reflect the expenses associated with the mutual fund. The Commingled accounts were not registered with the Securities & Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the Commingled accounts had been registered, the Commingled accounts' performance may have been adversely affected.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index considered to be representative of the performance of government and corporate bonds with maturities of less than ten years. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2004

ASSET BACKED SECURITIES-14.2%

                                                   PRINCIPAL
            SECURITY DESCRIPTION                   AMOUNT ($)        VALUE ($)
            --------------------                   ----------        ---------
Asset Securitization
           Corp., 7.32%, 1/13/30 ...............      284,349          293,884
Centex Home Equity,
           7.72%, 5/25/29 ......................    1,106,962        1,167,853
Chase Commercial Mortgage
           Securities Corp., 7.66%, 4/15/32 ....      408,809          445,400
Citibank Credit Card
           Issuance Trust, 4.95%, 2/9/09 .......    1,000,000        1,072,462
Citibank Credit Card Issuance
           Trust, 3.50%, 8/16/10 ...............    1,500,000        1,531,529
Discover Card Master Trust I,
           Series, 01-6, Class A,
           5.75%,12/15/08 ......................    1,550,000        1,676,087
General Motors Acceptance Corp.,
           8.02%, 11/25/29 .....................      424,538          424,061
MBNA Credit Card Master Note
           Trust, Series 2003-A1, Class A1,
           3.30%, 7/15/10 ......................    2,000,000        2,038,897
New Century Home Equity
           Loan Trust, 7.22%, 11/25/27 .........      239,035          243,414
Principal Residential Mortgage
           Capital Resources,
           4.55%, 12/20/04 (b) .................    1,550,000        1,566,849
                                                                    ----------
TOTAL ASSET BACKED SECURITIES ..................                    10,460,436
                                                                    ----------

CORPORATE BONDS - 30.9%

COMMUNICATIONS - 1.2%
Bell Telephone Co. Pennsylvania,
           7.375%, 7/15/07 .....................      500,000          572,685
Time Warner, Inc.,
           8.11%, 8/15/06 ......................      250,000          282,018
                                                                    ----------
                                                                       854,703
                                                                    ----------

COMPUTER AND DATA PROCESSING SERVICES - 1.5%
Dell Computer Corp.,
           6.55%, 4/15/08 ......................      750,000          846,350
First Data Corp.,
           6.375%, 12/15/07 ....................      250,000          282,360
                                                                    ----------
                                                                     1,128,710
                                                                    ----------

CONSUMER GOODS & SERVICES - 0.5%
Disney, 6.75%, 3/30/06 .........................      350,000          378,875
                                                                    ----------

FINANCIAL SERVICES - 14.2%
Allstate Corp., 5.375%, 12/1/06 ................      500,000          541,834
Bank One Corp., 6.00%, 8/1/08 ..................    1,000,000        1,117,361
Bankamerica Corp.,
           6.25%, 4/1/08 .......................      500,000          559,250
Bear Stearns Co.,
           7.80%, 8/15/07 ......................      600,000          695,624
Bear Stearns Co.,
           4.50%, 10/28/10 .....................    1,000,000        1,032,602
Citigroup, Inc., 5.50%, 11/30/07 ...............      250,000          271,764
Commercial Credit Co.,
           10.00%, 12/1/08 .....................    1,300,000        1,673,113
Ford Motor Credit,
           7.375%, 10/28/09 ....................      250,000          274,411
GMAC, 7.75%, 1/19/10 ...........................      639,000          724,408

Household Financial Corp.,
           5.75%, 1/30/07 ......................      650,000          707,937
National City Bank of Pennsylvania,
           7.25%, 10/21/11 .....................    1,000,000        1,205,779
Torchmark Corp.,
           6.25%, 12/15/06 .....................    1,500,000        1,647,302
                                                                    ----------
                                                                    10,451,385
                                                                    ----------
FOOD & RELATED - 1.2%
Cargill, Inc., 6.15%, 2/25/08 (b) ..............      600,000          666,177
Hershey Foods Corp.,
           6.95%, 3/1/07 .......................      200,000          226,493
                                                                    ----------
                                                                       892,670
                                                                    ----------

HEALTH CARE - 4.9%
Allegiance Corp. Cardinal Health,...............
           7.30%, 10/15/06 .....................    1,000,000        1,120,093
Amgen, Inc., 6.50%, 12/1/07 ....................      879,000        1,006,058
United Healthcare Corp.,
           5.20%, 1/17/07 ......................      665,000          714,275
Wyeth, 4.375%, 3/1/08 ..........................      750,000          780,466
                                                                    ----------
                                                                     3,620,892
                                                                    ----------

MANUFACTURING-CAPITAL GOODS - 1.4%
General Electric Company,
           5.00%, 2/1/13 .......................    1,000,000        1,047,078
                                                                    ----------

REAL ESTATE - 0.6%
HD Real Estate Funding Corp. II,
           5.95%, 10/15/08 (b) .................      400,000          445,938
                                                                    ----------

RETAIL - 2.6%
Costco Wholesale Corp.,
           5.50%, 3/15/07 ......................    1,000,000        1,087,555
CVS Corp., 3.875%, 11/1/07 .....................      250,000          258,234
Target Corp., 5.375%, 6/15/09 ..................      500,000          546,732
                                                                    ----------
                                                                     1,892,521
                                                                    ----------

SPECIAL PURPOSE ENTITY - 2.0%
Targeted Return Index,
           5.91%, 1/25/07 (b) (c) ..............      892,000          961,915
Targeted Return Index,
           6.935%, 1/15/12 (b) (c) .............      426,000          492,307
                                                                    ----------
                                                                     1,454,222
                                                                    ----------

UTILITIES - 0.8%
Indianapolis P&L, 7.375%, 8/1/07 ...............      500,000          573,937
                                                                    ----------
TOTAL CORPORATE BONDS ..........................                    22,740,931
                                                                    ----------

U. S. GOVERNMENT AGENCY SECURITIES - 37.4%

FANNIE MAE - 13.0%

4.90%, 6/13/07 .................................    1,000,000        1,041,735
2.875%, 5/19/08 ................................    1,500,000        1,486,979
4.00%, 12/15/08 ................................    1,000,000        1,018,747
5.50%, 7/18/12 .................................    1,750,000        1,821,863
4.75%, 2/21/13 .................................    1,500,000        1,518,575
5.00%, 5/25/16 .................................      394,652          406,468
4.00%, 7/25/16 .................................      553,306          566,788
5.50%, 11/1/16 .................................      467,780          487,890
5.50%, 11/25/19 ................................    2,500,000          231,771
6.00%, 4/25/28 .................................    1,000,000        1,018,356
                                                                    ----------
                                                                     9,599,172
                                                                    ----------

                                    Continued

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
INCOME FUND                                                       MARCH 31, 2004

U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED

                                                 PRINCIPAL
            SECURITY DESCRIPTION                 AMOUNT ($)       VALUE ($)
            --------------------                 ---------       ----------
FEDERAL HOME LOAN BANK - 3.5%
2.23%, 6/16/06 ..........................          600,000          601,166
2.42%, 12/29/06 .........................        1,000,000        1,002,089
1.79%, 3/24/08 ..........................        1,000,000          998,097
                                                                 ----------
                                                                  2,601,352
                                                                 ----------

FREDDIE MAC - 20.9%
2.00%, 11/28/05 .........................          500,000          502,724
2.01%, 1/27/06 ..........................        1,000,000        1,002,536
5.50%, 8/1/06 ...........................          336,755          344,716
4.50%, 7/23/07 ..........................          725,000          732,294
3.50%, 2/13/08 ..........................        3,125,000        3,211,607
3.94%, 11/20/08 .........................        1,000,000        1,019,263
4.75%, 10/11/12 .........................        2,000,000        2,024,456
4.50%, 12/15/13 .........................          861,327          873,120
6.50%, 9/1/15 ...........................           16,793           17,913
4.00%, 12/15/17 .........................        1,117,583        1,134,873
5.00%, 9/1/18 ...........................        1,345,250        1,384,590
4.00%, 4/15/22 ..........................        1,500,000        1,519,263
5.00%, 11/15/23 .........................          399,826          402,882
6.00%, 2/15/27 ..........................          362,539          369,810
6.50%, 10/15/27 .........................          883,395          896,411
                                                                 ----------
                                                                 15,436,458
                                                                 ----------

TOTAL U.S. GOVERNMENT
           AGENCY SECURITIES ............                        27,636,982
                                                                 ----------

U.S. TREASURY NOTES - 14.2%
6.125%, 8/15/07 .........................        3,650,000        4,119,368
5.625%, 5/15/08 .........................        3,050,000        3,426,245
4.25%, 11/15/13 .........................        2,800,000        2,896,359
                                                                 ----------
TOTAL U.S. TREASURY NOTES ...............                        10,441,972
                                                                 ----------

PREFERRED STOCKS - 2.1%

       SECURITY DESCRIPTION                      SHARES           VALUE ($)
       --------------------                      ------           ---------
FINANCIAL - 2.1%
Lehman Brothers, 3.00%, 2/15/09 .........        10,900            276,860
UBS Preferred
     Funding Trust IV, 1.80%, 6/15/08....        50,300          1,233,859
                                                                 ---------
TOTAL PREFERRED STOCKS...................                        1,510,719
                                                                 ---------

INVESTMENT COMPANIES - 0.2%

  SECURITY DESCRIPTION                           SHARES           VALUE ($)
  --------------------                           -------         ----------
Fifth Third Prime
     Money Market Fund...................        179,344            179,344
                                                                 ----------
TOTAL INVESTMENT COMPANIES...............                           179,344
                                                                 ----------
TOTAL INVESTMENTS
     (COST $71,540,458) (a)-- 99.0%......                        72,970,384
                                                                 ==========

Percentages indicated are based on net assets of $73,678,360.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $641,893. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows :

Unrealized appreciation ............     $ 1,041,074
Unrealized depreciation ............        (253,041)
                                         -----------
Net unrealized appreciation ........     $   788,033
                                         ===========

(b) Security exempt from registration under Rule 144a of the Securities Act of 1933.

(c) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on March 31, 2004.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

ASSETS:
Investments, at value
           (cost $71,540,458) ............................                          $ 72,970,384
Interest and dividends receivable ........................                               773,129
Prepaid expenses .........................................                                 1,716
                                                                                    ------------
                TOTAL ASSETS .............................                            73,745,229

LIABILITIES:
Accrued expenses and other payables:
                Investment advisory ......................       $     34,022
                Administration ...........................             14,747
                Other ....................................             18,100
                                                                 ------------
TOTAL LIABILITIES ........................................                                66,869
                                                                                    ------------
NET ASSETS ...............................................                          $ 73,678,360
                                                                                    ============

COMPOSITION OF NET ASSETS:
Capital ..................................................                          $ 73,582,516
Undistributed net
           investment income .............................                                51,239
Accumulated net realized losses
           from investment transactions ..................                            (1,385,321)
Unrealized appreciation from investments .................                             1,429,926
                                                                                    ------------

NET ASSETS ...............................................                          $ 73,678,360
                                                                                    ============

Shares Outstanding (par value $0.01,
           unlimited number of authorized shares) ........                             7,123,752
                                                                                    ============
Net Asset Value, Offering and Redemption
           Price per share ...............................                          $      10.34
                                                                                    ============

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2004

INVESTMENT INCOME:
Interest .................................................                          $  2,860,651
Dividend .................................................                                30,874
                                                                                    ------------
           TOTAL INVESTMENT INCOME: ......................                             2,891,525

EXPENSES:
           Investment advisory ...........................       $    399,846
           Administration ................................            145,399
           Distribution ..................................            181,749
           Accounting ....................................             34,016
           Custodian .....................................              7,917
           Transfer agent ................................             25,505
           Trustee .......................................              2,306
           Other .........................................             49,405
                                                                 ------------
                Total expenses before fee reductions .....                               846,143
                Distribution fees voluntarily reduced.....                              (181,749)
                                                                                    ------------
                NET EXPENSES .............................                               664,394
                                                                                    ------------
NET INVESTMENT INCOME ....................................                             2,227,131
                                                                                    ------------

NET REALIZED/UNREALIZED GAINS (LOSSES)
FROM INVESTMENTS
Realized gains from
           investment transactions .......................                             1,197,838
Change in unrealized appreciation (depreciation)
           from investments ..............................                            (1,142,669)
                                                                                    ------------
Net realized/unrealized gains
           from investments ..............................                                55,169
                                                                                    ------------
CHANGE IN NET ASSETS RESULTING
      FROM OPERATIONS ....................................                          $  2,282,300
                                                                                    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     FOR THE YEARS ENDED
                                                                                          MARCH 31,
                                                                                ----------------------------
                                                                                    2004            2003
                                                                                ------------    ------------
INVESTMENT ACTIVITIES:
OPERATIONS:
           Net investment income ...........................................    $  2,227,131    $  2,523,753
           Realized gains from investment transactions .....................       1,197,838       1,276,958
           Change in unrealized appreciation/depreciation from investments..      (1,142,669)      2,470,041
                                                                                ------------    ------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .............................       2,282,300       6,270,752
                                                                                ------------    ------------

DISTRIBUTIONS:
           From net investment income ......................................      (2,889,797)     (2,997,773)
                                                                                ------------    ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ........................      (2,889,797)     (2,997,773)
                                                                                ------------    ------------

CAPITAL TRANSACTIONS:
           Proceeds from shares issued .....................................      20,245,275      27,690,863
           Dividends reinvested ............................................       2,611,302       2,872,795
           Cost of shares redeemed .........................................     (17,324,997)    (22,981,571)
                                                                                ------------    ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS .......................       5,531,580       7,582,087
                                                                                ------------    ------------

CHANGE IN NET ASSETS .......................................................       4,924,083      10,855,066

NET ASSETS:
           Beginning of period .............................................      68,754,277      57,899,211
                                                                                ------------    ------------
           End of period ...................................................    $ 73,678,360    $ 68,754,277
                                                                                ============    ============

SHARE TRANSACTIONS:
           Issued ..........................................................       1,955,055       2,693,618
           Reinvested ......................................................         252,625         279,927
           Redeemed ........................................................      (1,680,736)     (2,234,857)
                                                                                ------------    ------------
CHANGE IN SHARES ...........................................................         526,944         738,688
                                                                                ============    ============

Undistributed net investment income ........................................    $     51,239    $     44,964
                                                                                ============    ============

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
INCOME FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                             FOR THE YEARS ENDED MARCH 31,
                                                         ---------------------------------------------------------------------
                                                            2004           2003          2002           2001            2000
                                                         ---------      ---------      --------       --------       ---------
NET ASSET VALUE, BEGINNING OF PERIOD .................   $   10.42      $    9.88      $   9.97       $   9.52       $    9.99
                                                         ---------      ---------      --------       --------       ---------
INVESTMENT ACTIVITIES:
           Net investment income .....................        0.31           0.41          0.44           0.56            0.55
           Net realized and unrealized gains
                (losses) from investments ............        0.02           0.61         (0.02)          0.44           (0.46)
                                                         ---------      ---------      --------       --------       ---------
           Total from investment activities ..........        0.33           1.02          0.42           1.00            0.09
                                                         ---------      ---------      --------       --------       ---------

DISTRIBUTIONS:
           Net investment income .....................       (0.41)         (0.48)        (0.51)         (0.55)          (0.56)
                                                         ---------      ---------      --------       --------       ---------
           Total distributions .......................       (0.41)         (0.48)        (0.51)         (0.55)          (0.56)
                                                         ---------      ---------      --------       --------       ---------

NET ASSET VALUE, END OF PERIOD .......................   $   10.34      $   10.42      $   9.88       $   9.97       $    9.52
                                                         =========      =========      ========       ========       =========

TOTAL RETURN .........................................        3.26%         10.52%         4.29%         10.90%           0.96%

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) ....................   $  73,678      $  68,754      $ 57,899       $ 53,255       $  57,311
Ratio of expenses to average net assets ..............        0.91%          0.92%         0.92%          0.94%           0.90%
Ratio of net investment income to average net assets..        3.06%          3.94%         4.35%          5.75%           5.69%
Ratio of expenses to average net assets (a) ..........        1.16%          1.17%         1.17%          1.19%           1.15%
Portfolio turnover ...................................          58%            96%          113%           153%             67%

(a) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

                      (This page intentionally left blank)

1ST SOURCE MONOGRAM FUNDS

LONG/SHORT FUND
MICHAEL SHINNICK

INVESTMENT CONCERNS

Investment in shares of the Fund are more volatile and risky than some other forms of investment. Since the Fund has both a long and a short portfolio, investments will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market there is no assurance that the manager will be successful.

Q. HOW DID THE LONG/SHORT FUND PERFORM FROM ITS INCEPTION ON AUGUST 1, 2003 THRU MARCH 31, 2004?

A. The Fund gained 6.14% between August 1, 2003 and March 31, 2004. This Fund's objective is to produce a positive absolute return in all market conditions. We attempt to generate an annualized gain that is five percentage points greater than the return of the Citigroup U.S. Domestic Three-Month Treasury Bill Index, which during this period gained 0.63%.

      PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

Q.    WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

A. This Fund combines intensive valuation-based screening with subjective analysis to identify stocks with especially strong prospects (in which we hold long positions) as well as stocks with especially weak prospects (which we sell short). We expect that strategy to produce its strongest returns when the market focuses on stock valuations. This period bore out that expectation: The Fund struggled somewhat early in the period, when stocks with high valuations and very low earnings powered stock-market gains, but it generated strong returns when investors rotated into less-expensive stocks during November and December. The Fund and the stock market were relatively flat during the first calendar quarter of 2004.

      The Fund during the period as a whole benefited from our decision to hold the majority of assets in long positions, which helped the Fund capitalize on the generally strong performance of the stock market. We invested long in shares of health-care, energy, industrial, utilities, financial-services and select technology firms. Stock selection within the Fund's long holdings also boosted returns. Shares of particular stocks in the energy and financial-services sectors performed especially well.

      We held the Fund's short positions primarily in very volatile stocks in the technology and consumer-cyclical sectors. That strategy had mixed results. Some of the stocks we sold short did decline in price during the period, helping boost Fund returns. Other stocks that we shorted rose despite high valuations or technical problems, causing modest losses for the Fund.

      The composition of the portfolio is subject to change.

1ST SOURCE MONOGRAM FUNDS

                                 LONG/SHORT FUND

                         GROWTH OF A $10,000 INVESTMENT

                                  [LINE GRAPH]

Citigroup U.S. Domestic Three-Month Treasury Bill Index Long/Short Fund
              8/03            10000            10000
              8/04            10008             9900
              9/04            10015            10030
             10/04            10023            10110
             11/04          10031.8            10220
             12/04          10039.8            10650
              1/04          10047.7            10580
              2/04            10055            10670
              3/04            10063            10614

                          AVERAGE ANNUAL TOTAL RETURN
                                  AS OF 3/31/04

                                               SINCE INCEPTION
                                                   (8/1/03)
                                               ---------------
LONG/SHORT FUND                                     6.14%
CITIGROUP U.S. DOMESTIC THREE-MONTH
TREASURY BILL INDEX                                 0.63%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-800-766-8938.

The chart represents a hypothetical investment of $10,000 in the 1st Source Monogram Long/Short Fund from 8/1/03 to 3/31/04, and represents the reinvestment of dividends and capital gains in the Fund.

The Citigroup U.S. Domestic Three-Month Treasury Bill Index tracks the performance of three month Treasury bills. This index is unmanaged and does not reflect the deduction of fees or taxes associated with a mutual fund, such as investment management and fund accounting fees. The performance of the Fund reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Since the risk in this Fund relates specifically to the manager's stock selection techniques and not to any systematic or economic factors, the proper benchmark is an asset that also has the least exposure to systematic influences. U.S. 90-day T-bills are such an asset. An investment in a 90-day T-bill is different from an investment in the Long/Short Fund because T-bills are backed by the full faith and credit of the U.S. government. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                                   MARCH 31, 2004

COMMON STOCKS-51.2%

        SECURITY DESCRIPTION             SHARES      VALUE ($)
        --------------------             ------      ---------
BASIC MATERIALS - 2.4%
BHP Billiton Ltd. ADR................    24,000        450,720
                                                     ---------
COMMUNICATIONS - 3.5%
Check Point Software
  Technologies Ltd. (b)..............     6,000        136,620
SBC Communications, Inc..............    14,000        343,560
Telefonos de Mexico ADR..............     2,000         69,820
Verizon Communications...............     3,000        109,620
                                                     ---------
                                                       659,620
                                                     ---------
CONSUMER CYCLICAL - 2.6%
Genuine Parts Co.....................    15,000        490,800
                                                     ---------
CONSUMER NON-CYCLICAL - 7.4%
Equifax, Inc.........................    10,000        258,200
Kraft Foods, Inc. ...................    12,400        396,924
McKesson Corp. ......................    16,000        481,440
UST, Inc. ...........................     7,000        252,700
                                                     ---------
                                                     1,389,264
                                                     ---------
ENERGY - 6.6%
Enerplus Resources Fund..............    17,500        512,926
Hugoton Royalty Trust................    20,000        439,400
Royal Dutch Petroleum Co.............     6,000        285,480
                                                     ---------
                                                     1,237.806
                                                     ---------
FINANCIAL - 4.1%
Allstate Corp. ......................    10,000        454,600
Crescent Real Estate
  Equities Co. ......................    17,200        309,084
                                                     ---------
                                                       763,684
                                                     ---------
HEALTH CARE - 8.2%
HCA, Inc. ...........................     8,000        324,960
Merck & Co., Inc. ...................    14,000        618,660
Odyssey Healthcare, Inc. (b) ........    11,000        207,350
Pfizer, Inc. ........................    11,000        385,550
                                                     ---------
                                                     1,536,520
                                                     ---------
INDUSTRIALS - 2.9%
Waste Management, Inc. ..............    18,000        543,240
                                                     ---------
TECHNOLOGY - 9.0%
Affiliated Computer Services (b).....    16,500        856,350
First Data Corp. ....................     7,000        295,120
Microsoft Corp. .....................    21,000        524,370
Take-Two Interactive
  Software, Inc. (b).................     1,000         36,780
                                                     ---------
                                                     1,712,620
                                                     ---------
UTILITIES - 4.5%
DTE Energy Co. ......................    12,000        493,800
People's Energy Corp. ...............     8,000        357,200
                                                     ---------
                                                       851,000
                                                     ---------
TOTAL COMMON STOCKS..................                9,635,274

U.S. TREASURY BILLS-31.9%

                                        PRINCIPAL
        SECURITY DESCRIPTION            AMOUNT ($)     VALUE ($)
        --------------------            ----------     ---------
0.92%, 4/29/04 (c)...................    6,000,000     5,995,548
                                                       ---------
TOTAL U.S. TREASURY BILLS............                  5,995,548
                                                       ---------

U.S. GOVERNMENT AGENCY SECURITIES - 5.3%

                                        PRINCIPAL
        SECURITY DESCRIPTION            AMOUNT ($)     VALUE ($)
        --------------------            ----------     ---------
FEDERAL HOME LOAN BANK - 5.3%
1.795%, 5/17/05 (c)..................    1,000,000     1,000,671
                                                       ---------
TOTAL U.S. GOVERNMENT
 AGENCY SECURITIES...................                  1,000,671
                                                       ---------

REPURCHASE AGREEMENTS - 13.9%

Bear Stearns, 1.02% purchased on 3/31/04,
due 4/01/04 with maturity value of $2,618,246
(collateralized fully by U.S. Treasury
Bond, 9.0% 11/15/18) ........................   2,618,172       2,618,172
                                                               ----------
TOTAL REPURCHASE AGREEMENTS..................                   2,618,172
                                                               ----------
TOTAL INVESTMENTS
  (COST $18,835,810) (a) - 102.3%............                  19,249,665
                                                               ----------

Percentages indicated are based on net assets of $18,824,194.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $57,657. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

Unrealized appreciation..........       $438,706
Unrealized depreciation..........        (82,508)
                                        --------
Net unrealized appreciation......       $356,198
                                        ========

(b)   Represents non-income producing security.

(c) Securities pledged with a broker as collateral for short sales. ADR - American Depositary Receipt

SECURITIES SOLD SHORT - 12.1%
COMMON STOCKS - 12.1%

        SECURITY DESCRIPTION             SHARES       VALUE ($)
--------------------------------------   ------       ---------
COMMUNICATIONS - 0.6%
Corning, Inc. (b).....................   10,000         111,800
                                                      ---------
CONSUMER CYCLICAL - 5.7%
AnnTaylor Stores Corp. (b)............    5,000         214,000
Herman Miller, Inc. ..................    9,500         252,985
Navistar International Corp. (b)......   13,000         596,050
                                                      ---------
                                                      1,063,035
                                                      ---------
FINANCIAL - 0.7%
Host Marriott Corp. (b)...............   10,000         127,800
                                                      ---------
TECHNOLOGY - 5.1%
KLA-Tencor Corp. (b)..................    4,000         201,400
Network Appliance, Inc. (b)...........   16,000         343,200
Nvidia Corp. (b)......................   16,000         423,840
                                                      ---------
                                                        968,440
                                                      ---------
TOTAL COMMON STOCKS...................                2,271,075
                                                      ---------
TOTAL SECURITIES SOLD SHORT
 (PROCEEDS $2,215,732) - 12.1%........                2,271,075
                                                      =========

                      See notes for financial statements.

1ST SOURCE MONOGRAM FUNDS                      SCHEDULE OF PORTFOLIO INVESTMENTS
LONG/SHORT FUND                                                   MARCH 31, 2004

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2004

ASSETS:
Investments, at value
   (cost $16,217,638) ......................                       $  16,631,493
Repurchase agreements, at cost .............                           2,618,172
                                                                   -------------
   Total investments .......................                          19,249,665
Deposits with broker for
   securities sold short ...................                           1,616,009
Interest and dividends receivable ..........                              39,743
Receivable for investments sold ............                             210,592
Prepaid expenses and other assets ..........                               8,946
                                                                   -------------
   TOTAL ASSETS                                                       21,124,955

LIABILITIES:
Securities sold short
   (proceeds $2,215,732) ...................  $   2,271,075
Accrued expenses and other payables:
   Investment advisory .....................         17,168
   Administration ..........................          3,703
   Other ...................................          8,815
                                              -------------
TOTAL LIABILITIES ..........................                           2,300,761
                                                                   -------------
NET ASSETS .................................                       $  18,824,194
                                                                   =============
COMPOSITION OF NET ASSETS:
Capital ...................................                        $  18,005,314
Undistributed net investment income ........                               6,052
Accumulated net realized gains from
   investment transactions and securities
   sold short ..............................                             454,316
Unrealized appreciation from investments
   and securities sold short................                             358,512
                                                                   -------------
NET ASSETS..................................                       $  18,824,194
                                                                   =============
Shares Outstanding (par value $0.01,
   unlimited number of authorized shares)...                           1,777,795
                                                                   =============
Net Asset Value, Offering and Redemption
   Price per share..........................                       $       10.59
                                                                   =============

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED MARCH 31, 2004 (a)

INVESTMENT INCOME:
Interest  ....................................                  $ 14,049
Dividend  ....................................                   146,758
                                                                --------
   TOTAL INVESTMENT INCOME: ..................                   160,807

EXPENSES:
   Investment advisory  ......................     $94,573
   Administration ............................      17,195
   Distribution  .............................      21,494
   Accounting ................................       6,165
   Custodian .................................       7,076
   Transfer agent ............................      10,172
   Trustee ...................................         517
   Dividend expense on
     securities sold short ...................       5,192
   Other .....................................      11,952
                                                   -------
   Total expenses before fee reductions ......                   174,336
   Distribution fees voluntarily reduced .....                   (21,494)
                                                                --------
   NET EXPENSES ..............................                   152,842
                                                                --------
NET INVESTMENT INCOME ........................                     7,965
                                                                --------
NET REALIZED/UNREALIZED GAINS (LOSSES) FROM
INVESTMENTS AND SECURITIES SOLD SHORT
Realized gains from investment
   transactions ..............................                   737,188
Realized losses from securities sold short ...                  (250,219)
Change in unrealized appreciation
   (depreciation)from investments and
    securities sold short ....................                   358,512
                                                                --------
Net realized/unrealized gains from
   investments and securities sold short .....                   845,481
                                                                --------
CHANGE IN NET ASSETS RESULTING FROM
   OPERATIONS ................................                  $853,446
                                                                ========

(a) The Long/Short Fund commenced operations on August 1, 2003.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                         FOR THE PERIOD ENDED
                                                                                                              MARCH 31,
                                                                                                              2004 (a)
                                                                                                         --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income ...........................................................................     $              7,965
   Realized gains from investment transactions and securities sold short ...........................                  486,969
   Change in unrealized appreciation (depreciation) from investments and securities sold short .....                  358,512
                                                                                                         --------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS .....................................................                  853,446
                                                                                                         --------------------
DISTRIBUTIONS:
   From net investment income ......................................................................                   (7,231)
   From net realized gains .........................................................................                  (27,335)
                                                                                                         --------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DISTRIBUTIONS ................................................                  (34,566)
                                                                                                         --------------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued .....................................................................               19,163,841
   Dividends reinvested ............................................................................                   30,001
   Cost of shares redeemed .........................................................................               (1,188,528)
                                                                                                         --------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ...............................................               18,005,314
                                                                                                         --------------------
CHANGE IN NET ASSETS ...............................................................................               18,824,194

NET ASSETS:
   Beginning of period .............................................................................                       --
                                                                                                         --------------------
   End of period ...................................................................................     $         18,824,194
                                                                                                         ====================
SHARE TRANSACTIONS:
   Issued ..........................................................................................                1,889,278
   Reinvested ......................................................................................                    2,874
   Redeemed ........................................................................................                 (114,357)
                                                                                                         --------------------
CHANGE IN SHARES ...................................................................................                1,777,795
                                                                                                         ====================
Undistributed net investment income ................................................................     $              6,052
                                                                                                         ====================

(a) The Long/Short Fund commenced operations on August 1, 2003.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS
LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                 FOR THE PERIOD
                                                                 ENDED MARCH 31,
                                                                     2004 (a)
                                                                 ---------------
NET ASSET VALUE, BEGINNING OF PERIOD ......................      $         10.00
                                                                 ---------------
INVESTMENT ACTIVITIES:
   Net investment income ..................................                 0.00 (b)
   Net realized and unrealized gains
    from investments and securities sold short ................             0.61
                                                                 ---------------
   Total from investment activities ..........................              0.61
                                                                 ---------------
DISTRIBUTIONS:
   Net investment income .....................................             (0.00)(b)
   Net realized gains ........................................             (0.02)
                                                                 ---------------
   Total distributions .......................................             (0.02)
                                                                 ---------------
NET ASSET VALUE, END OF PERIOD ............................      $         10.59
                                                                 ===============
TOTAL RETURN  .............................................                 6.14%(c)

RATIOS/SUPPLEMENTARY DATA:
Net Assets at end of period (000) .........................      $        18,824
Ratio of expenses to average net assets ...................                 1.77%(d)
Ratio of net investment income to average net assets ......                 0.09%(d)
Ratio of expenses to average net assets (e) ...............                 2.02%(d)
Portfolio turnover ........................................                  120%(c)

(a) The Long/Short Fund commenced operations on August 1, 2003.

(b) Amount is less than $0.005 per share.

(c) Not Annualized.

(d) Annualized.

(e) During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                       See notes to financial statements.

1ST SOURCE MONOGRAM FUNDS

                          NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 2004

1.    ORGANIZATION:

      The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Group contains the following 1st Source Monogram Funds (individually a "Fund," collectively the "Funds"):

                FUND                                              SHORT NAME
                ----                                              -----------
1st Source Monogram Income Equity Fund                     Income Equity Fund
1st Source Monogram Diversified Equity Fund                Diversified Equity Fund
1st Source Monogram Special Equity Fund                    Special Equity Fund
1st Source Monogram Income Fund                            Income Fund
1st Source Monogram Long/Short Fund                        Long/Short Fund

      Financial statements for all other series of the Group are published separately.

      Under the Group's organizational documents, its officers and of trustees are indemnified against certain liabilities arising out the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with their vendors and others that provide for general indemnifications. Each Fund's maximum explosure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect that risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Equity securities traded on the NASDAQ stock market are valued at the NASDAQ official closing price. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

REPURCHASE AGREEMENTS:

      The Funds may enter into repurchase agreements with a bank or broker-dealers which the Advisor deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualification custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

WRITTEN OPTIONS:

      The Funds may write covered call or secured put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

      The following is a summary of option activity for the year ended March 31, 2004, for the Special Equity Fund:

                                                            NUMBER OF          PREMIUMS
                COVERED CALL OPTIONS                        CONTRACTS          RECEIVED
                --------------------                        ---------          --------
Options outstanding as of March 31, 2003 ......                40,000          $ 43,147
Options expired. ..............................               (40,000)          (43,147)
                                                            ---------          --------
Options outstanding as of March 31, 2004 ......                    --          $     --
                                                            =========          ========

SECURITY TRANSACTIONS AND RELATED INCOME:

      Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of a premium or discount. Dividend income is recorded on the ex-dividend date.

SHORT SALES TRANSACTIONS:

      The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. These short sales are collateralized by cash deposits and securities with the applicable counterparty broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is held by one broker. Dividend expense on short sales is treated as an expense on the Statement of Operations. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off-balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker.

EXPENSES:

      Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

OFFERING COSTS:

      Expenses incurred in connection with the offering of fund shares (such as drafting of registration statements and agreements) for the Long/Short Fund were paid by the Fund and equalled $10,500. Such expenses are being amortized over a 12-month period starting with the commencement of operations.

DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income, if any, are declared and distributed monthly for the Income Equity Fund, Diversified Equity Fund and Income Fund. Dividends for the Special Equity Fund and Long/Short Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary differences do not require reclassification.

                                    Continued

1ST SOURCE MONOGRAM FUNDS

FEDERAL INCOME TAXES:

      Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.    RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

      The Funds and 1st Source Corporation Investment Advisors, Inc., (the "Advisor"), a wholly owned subsidiary of 1st Source Bank, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates:

              FUND                 FEE RATE
              ----                 --------
Income Equity Fund ............     0.80%
Diversified Equity Fund .......     0.99
Special Equity Fund ...........     0.80
Income Fund ...................     0.55
Long/Short Fund ...............     1.10

ADMINISTRATION:

      The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets of each Fund. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the Funds for serving as officers of the Group. The Administrator also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations. The Administrator may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

DISTRIBUTION:

      The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Distribution and Shareholder Service Plan in accordance with Rule 12b-1 under the 1940 Act, pursuant to which each Fund is authorized to pay the Distributor a periodic amount, calculated at an annual rate not to exceed 0.25% of the average daily net asset value of each Fund. These fees may be used by the Distributor to pay banks, including affiliates of the Advisor, broker-dealers and other institutions, or to pay the Distributor or its affiliates, for distribution and shareholder services in connection with the distribution of Fund shares. For the year ended March 31, 2004, the distribution fees were voluntarily waived to limit total fund operating expenses.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases and sales of investment securities, excluding short-term securities and securities sold short, for the year or period ended March 31, 2004, as applicable, totaled:

                                     PURCHASES               SALES
                                     ---------               ------
Income Equity Fund ................ $20,237,790           $14,843,440
Diversified Equity Fund ...........  20,249,219            15,314,988
Special Equity Fund ...............  95,738,503            86,234,943
Income Fund .......................  49,211,404            40,719,297
Long/Short Fund ...................  17,194,822             7,713,140

                                   Continued

1ST SOURCE MONOGRAM FUNDS

5.    FEDERAL INCOME TAX INFORMATION:

The tax character of distributions paid during the fiscal year ended March 31, 2004 was as follows:

                                        DISTRIBUTIONS PAID FROM
                                        -----------------------
                                   ORDINARY           NET LONG TERM       TOTAL TAXABLE     TAX RETURN       TOTAL DISTRIBUTIONS
                                    INCOME            CAPITAL GAINS       DISTRIBUTIONS     OF CAPITAL              PAID
                                  ----------          -------------       -------------     ----------       -------------------
Income Equity Fund                $1,134,172          $     514,136       $   1,648,308     $        -       $         1,648,308
Diversified Equity Fund                2,111                      -               2,111              -                     2,111
Income Fund                        2,889,797                      -           2,889,797              -                 2,889,797
Long/Short Fund                       39,884                     85              39,969              -                    39,969

The tax character of distributions paid during the fiscal year ended March 31, 2003 was as follows:

                                       DISTRIBUTIONS PAID FROM
                                       -----------------------
                                   ORDINARY           NET LONG TERM       TOTAL TAXABLE     TAX RETURN       TOTAL DISTRIBUTION
                                    INCOME            CAPITAL GAINS       DISTRIBUTIONS     OF CAPITAL              PAID
                                  ----------          -------------       -------------     ----------       -------------------
Income Equity Fund                $  987,809          $     438,367       $   1,426,176     $   13,029       $         1,439,205
Special Equity Fund                2,046,937                863,320           2,910,257              -                 2,910,257
Income Fund                        2,997,773                      -           2,997,773              -                 2,997,773

As of March 31, 2004 the components of accumulated earnings (deficit) on a tax basis was as follows:

                         UNDISTRIBUTED  UNDISTRIBUTED LONG                  ACCUMULATED       UNREALIZED
                           ORDINARY        TERM CAPITAL     ACCUMULATED  CAPITAL AND OTHER   APPRECIATION/    TOTAL ACCUMULATED
                           INCOME            GAINS            EARNINGS         LOSSES      (DEPRECIATION)(1)   EARNINGS/(DEFICIT)
                         -------------  ------------------  -----------  ----------------- -----------------  ------------------
Income Equity Fund       $     603,744  $          295,352  $   899,096  $             -   $     13,779,223   $       14,678,319
Diversified Equity Fund              -                   -            -      (11,995,880)         4,687,073           (7,308,807)
Special Equity Fund                  -          11,315,312   11,315,312                -          1,457,437           12,772,749
Income Fund                     51,239                   -       51,239         (743,428)           788,033               95,844
Long/Short Fund                518,025                   -      518,025                -            300,855              818,880

(1) The differences between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

As of March 31, 2004, the following Funds had net capital loss carryforwards, which are available to offset future realized gains.

                           AMOUNT       EXPIRES
                           ------       -------
Diversified Equity Fund  $4,920,122       2010
                          5,811,129       2011
                          1,264,629       2012
Income Fund                 743,428       2009

1ST SOURCE MONOGRAM FUNDS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of 1st Source Monogram Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of 1st Source Monogram Income Equity Fund, 1st Source Monogram Diversified Equity Fund, 1st Source Monogram Special Equity Fund, 1st Source Monogram Income Fund and 1st Source Monogram Long/Short Fund (five separate portfolios constituting 1st Source Monogram Funds, hereafter referred to as the "Funds") at March 31, 2004, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
May 19, 2004

1ST SOURCE MONOGRAM FUNDS

                             ADDITIONAL INFORMATION

FEDERAL INCOME TAX INFORMATION:

During the fiscal year ended March 31, 2004, the Funds declared long-term realized gain distributions in the following amounts:

                                  15% CAPITAL GAINS
                                  -----------------
Income Equity Fund                          514,136
Long/Short Fund                                  85

For the fiscal year ended March 31, 2004, the following percentage of the total ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders .

                               DIVIDENDS RECEIVED DEDUCTION
                               ----------------------------
Income Equity Fund                                       95%
Long/Short Fund                                          16%

For the fiscal year ended March 31, 2004, distributions paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2003 Form 1099-DIV.

                                        AMOUNT
                                        ------
Income Equity Fund                    $1,134,172
Diversified Equity Fund                    2,111
Long/Short Fund                           34,566

PROXY VOTING:

The Board of Trustees of the Group has adopted a proxy voting policy and procedure (the "Group Policy"), pursuant to which the Trustees have delegated proxy voting responsibility to the Advisor and adopted the Advisor's proxy voting policies and procedures (the "Policy") which are described below. The Trustees will review each Fund's proxy voting records from time to time and will annually consider approving the Policy for the upcoming year. In the event that a conflict of interest arises between the Fund's Shareholders and the Advisor or any of its affiliates or any affiliate of the Fund, the Advisor will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of Trustees. A Committee of the Board with responsibility for proxy oversight will instruct the Advisor on the appropriate course of action.

The Policy is designed to promote accountability of a company's management to its shareholders and to align the interests of management with those shareholders. The Advisor generally reviews each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Advisor may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. In addition, the Advisor will monitor situations that may result in a conflict of interest between the Fund's shareholders and the Advisor or any of its affiliate or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. Effective August 31, 2004, information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

1ST SOURCE MONOGRAM FUNDS

TRUSTEES AND OFFICERS

                                                          TERM OF                     PRINCIPAL
        NAME, ADDRESS              POSITION(S)          OFFICE AND                  OCCUPATION(S)
            AND                     HELD WITH            LENGTH OF                   DURING FIVE
            AGE                     THE FUNDS           TIME SERVED*                    YEARS
-----------------------------  -------------------  ---------------------  ---------------------------------
INTERESTED TRUSTEES
Walter B. Grimm                     Trustee           Trustee since 1999.         From June 1992 to
3435 Stelzer Road                                                               present, employee of
Columbus, Ohio 43219                                                             BISYS Fund Service.
Age: 58

R. Jeffrey Young               Chairman, President      Chairman and                From 1993 to
3435 Stelzer Road                  and Trustee       Trustee since 1999.        present, employee of
Columbus, Ohio 43219                                President since 2003.         BISYS Fund Service.
Age: 39

INDEPENDENT TRUSTEES
Maurice G. Stark                    Trustee               Since 1992.                Retired.
3435 Stelzer Road
Columbus, Ohio 43219
Age: 68

Michael M. Van Buskirk              Trustee               Since 1992.             From June 1991 to
3435 Stelzer Road                                                                present, employee of
Columbus, Ohio 43219                                                            and currently President
Age: 56                                                                          of The Ohio Bankers'
                                                                              League (trade association)

John H. Ferring IV                  Trustee               Since 1998.            From 1979 to present,
3435 Stelzer Road                                                            President and Owner of Plaze,
Columbus, Ohio 43219                                                         Incorporated, Clair, Missouri
Age: 51                                                                        (packaging manufacturer).

OFFICERS WHO ARE NOT TRUSTEES
Lara Bocskey                      Vice President          Since 2002.      From 1998 to present, employee of
3435 Stelzer Road                                                             BISYS Fund Services.
Columbus, Ohio 43219
Age: 34

Nadeem Yousaf                       Treasurer             Since 1999.         From August 1999 to present,
3435 Stelzer Road                                                          employee of BISYS Fund Services;
Columbus, Ohio 43219                                                          from March 1997 to June 1999,
Age: 35                                                                              employee of
                                                                               Investors Bank and Trust.

George L. Stevens                   Secretary             Since 1996.      From September 1996 to present,
3435 Stelzer Road                                                          employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 53

Alaina V. Metz                 Assistant Secretary        Since 1995.         From June 1995 to present,
3435 Stelzer Road                                                          employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 36

                             NUMBER OF FUNDS     OTHER
        NAME, ADDRESS        IN FUND COMPLEX  DIRECTORSHIPS
            AND                OVERSEEN BY       HELD BY
            AGE                 TRUSTEE          TRUSTEE
---------------------------- ---------------  ---------------
INTERESTED TRUSTEES
Walter B. Grimm                    16            American
3435 Stelzer Road                               Performance
Columbus, Ohio 43219                               Funds
Age: 58

R. Jeffrey Young                   16              N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age: 39

INDEPENDENT TRUSTEES
Maurice G. Stark                   16              N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age: 68

Michael M. Van Buskirk             16         BISYS Variable
3435 Stelzer Road                             Insurance Funds
Columbus, Ohio 43219
Age: 56

John H. Ferring IV                 16               N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age: 51

OFFICERS WHO ARE NOT TRUSTEE
Lara Bocskey
3435 Stelzer Road
Columbus, Ohio 43219
Age: 34

Nadeem Yousaf
3435 Stelzer Road
Columbus, Ohio 43219
Age: 35


George L. Stevens
3435 Stelzer Road
Columbus, Ohio 43219
Age: 53

Alaina V. Metz
3435 Stelzer Road
Columbus, Ohio 43219
Age: 36

*There is no defined term of office for Trustees of the Group.

The above information is not covered by the Report of Independent Registered Public Accounting Firm.

[MONOGRAM LOGO]

INVESTMENT ADVISOR
1ST SOURCE CORPORATION INVESTMENT ADVISORS, INC.
100 NORTH MICHIGAN STREET
SOUTH BEND, IN 46601

DISTRIBUTOR
BISYS FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219

FOR ADDITIONAL INFORMATION, CALL:
1-800-766-8938

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED
BY A CURRENT PROSPECTUS.

FSMAR 05/04

[LOGO] BOSTON TRUST INVESTMENT MANAGEMENT, INC

       BOSTON BALANCED FUND
       BOSTON EQUITY FUND

                                                                   ANNUAL REPORT

                                                                  March 31, 2004

[LOGO] BOSTON TRUST INVESTMENT MANAGEMENT, INC

                                                                   ANNUAL REPORT
Table of Contents                                                 March 31, 2004

Boston Balanced Fund
     Market and Performance Review.........................................       1
     Investment Performance................................................       3
     Schedule of Portfolio Investments.....................................       4
     Financial Statements..................................................       6
     Financial Highlights..................................................       8

Boston Equity Fund
     Market and Performance Review.........................................       9
     Investment Performance................................................      11
     Schedule of Portfolio Investments.....................................      12
     Financial Statements..................................................      13
     Financial Highlights..................................................      15

Notes to Financial Statements..............................................      16
Report of Independent Certified Public Accountants.........................      19

Trustees & Officers........................................................      20

[LOGO] BOSTON TRUST INVESTMENT MANAGEMENT, INC

Market and Performance                                      BOSTON BALANCED FUND
Review (unaudited)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET & PERFORMANCE SUMMARY

A securely fastened emotional seat belt was especially useful through the volatile financial markets of recent years. The second half of 2003 was a welcome respite from unpleasant economic and political surprises, and the relatively smooth economic and financial journey has continued thus far in 2004. Gross Domestic Product (the measure of the market value of the goods and services produced by labor and property in the United States) and corporate profits both expanded in line with most forecasts in the first quarter, and interest rates remained near the low levels that prevailed at year-end. The most disappointing economic news in recent months involved the anemic level of job creation, but that was hardly a major surprise given the lackluster 2003 trend. The domestic political scene and emerging debate also unfolded well within most market expectations. Presumed Democratic nominee Kerry has attributed the skyrocketing Federal budget deficit to President Bush's economic irresponsibility, while President Bush has already characterized Senator Kerry as a classic tax and spend liberal. On the global political front, the Senator accuses the President of alienating our allies and bungling the Iraq war and restoration, while the President labels the Senator as vacillating on key positions and soft on defense - political stances that are neither new nor surprising.

Within the welcome blandness of the recent domestic economic and political environment, Boston Balanced Fund increased by 18.61% for the year ended March 31, 2004.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

The modest shortfall in Fund performance relative to the Lipper Balanced Funds Average came from the equity segment and primarily reflects the high quality, conservative approach employed by the Fund. Stocks of smaller and more aggressive companies led the market advance over this period, particularly of those firms that operate in the technology and telecommunications sectors, both of which are underrepresented in the Fund. This type of disparity is typical during periods of rapid economic and stock market gains. We are confident that the Fund's emphasis on stocks of well-established companies with proven sales and earnings trends may lead to an attractive risk/return balance over the long term.

During the period, we kept the equity allocation of Boston Balanced at roughly 70% of total assets, with the remaining 30% comprised primarily of high quality, short-term bonds, and Treasury Inflation Protected Securities - so called TIPS. In light of our still favorable economic assessment and historically low bond yields, we expect to continue to favor stocks rather than bonds in the months ahead. Our economic and market views are outlined in more detail in the Economic Summary and Investment Strategy segments that follow.

ECONOMIC SUMMARY & OUTLOOK

Not only were there few material surprises in the first quarter economic reports, but the fundamental economic question we outlined in our year-end report also remains the same. Specifically, more pessimistic economists (and most political candidates who seek to replace incumbents) still argue that

Market and Performance                                      BOSTON BALANCED FUND
Review (cont.)                           Manager Commentary by Domenic Colasacco

we are in a short-lived, jobless recovery, fueled by last year's mortgage refinancings and unbalanced tax cuts. More sanguine forecasters opine that the 2003 Federal tax cut together with low interest rates will lift the previously low level of consumer and business confidence sufficiently to foster capital investment and innovation, and support an extended period of economic well-being. The answer to this debate will become more evident as the year progresses, and will no doubt have a major influence on the fall elections.

Politics aside, our own assessment for the year ahead remains on the more optimistic side of the economic debate. We are most encouraged by the continued strong improvement in productivity and a rise in the level of business capital investment. Both should contribute to the retention of a low rate of inflation in the quarters and years ahead, which in turn may allow the Federal Reserve greater latitude with respect to raising interest rates. We also expect better news on job creation in the months ahead. Even if the news on new jobs is not particularly positive, however, it is important to recognize that corporate profits, which are the primary driver of stock prices, should continue to increase. The reason lies in the benefit corporate profit margins receive from relatively stable unit labor costs that result from strong productivity gains. If our economic optimism proves correct, stock values should trend higher for the balance of 2004.

INVESTMENT STRATEGY

The essence of investment strategy involves an assessment of prevailing stock and bond values in light of economic and corporate developments. We utilize three primary components in applying our investment strategy conclusions - asset allocation, portfolio composition, and individual security selection. We will briefly summarize our current thoughts on each.

ASSET ALLOCATION: Our belief that the economic and corporate profit trend will remain positive in the months ahead led us to retain the Fund's equity allocation near the top of its typical range through the past quarter. Historically low interest rates also contributed to our preference for stocks rather than bonds or money market instruments. From the current equity allocation level of just over 70%, the next significant shift will be downward, but not until either a deterioration in business conditions appears likely or stock prices reach unsustainable valuations such as occurred during the latter part of 1999 and early 2000.

As always, we will strive to anticipate such conditions and to protect the Fund's unit value. I caution, as I did in my year-end 2003 report, that the combination of high (if reasonable) absolute stock prices and low interest rates mean that loss avoidance will be more difficult to achieve in the future than it has been since the Fund's inception in 1995. If your financial circumstances have changed to the point where the level of risk inherent in the Fund's investments is no longer appropriate or comfortable for you, or if you are just not sure, please call us. We would welcome an opportunity to talk with you about ways to reduce your risk exposure.

PORTFOLIO COMPOSITION & SECURITY SELECTION: We made comparatively few changes in the compositions of either the bond or the equity segments during the quarter. TIPS, which we believe offer the best risk/return trade-off in the current low interest rate environment, represent roughly one-half of the bond allocation. Among stocks, financial and health-care issues have the largest sector weights at roughly 27% and just over 17%, respectively. Although they have performed competitively, we continue to find many banking and insurance issues with reasonable valuations, while health-care should benefit from favorable demographics and innovation for many years to come. Conversely, a combination of high valuations and greater concern about the sustainability of profit growth has led us once again to comparative underweights in both technology and telecommunications. Please refer to the complete list of holdings beginning on page 4 of this report.

On behalf of Boston Trust, we are very pleased to announce that the senior managers recently signed an agreement to purchase 100% of the equity of our firm from Citizens Financial Group. Please refer to Footnote No. 6 of the financial statements for additional information.

Thank you for your continued confidence in our services. Please feel free to contact us at (617) 726-7252 should you have any questions about our investment views or your account.

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

                                                            BOSTON BALANCED FUND
Investment Performance (unaudited)                                March 31, 2004

Fund Net Asset Value: $27.63

                                                                                ANNUALIZED
                                                                  ------------------------------------------
                                                    QUARTER                                 SINCE INCEPTION
                                                    TO DATE        1 YEAR      5 YEARS      DECEMBER 1, 1995
BOSTON BALANCED FUND*                                  1.88%        18.61%        3.60%          9.29%
Lipper Balanced Funds Average**                        2.08%        23.86%        2.50%          7.33%
Standard & Poor's 500 Stock Index**                    1.69%        35.10%       -1.20%          9.46%
Lehman Brothers Government/Credit Bond Index**         3.08%         6.15%        7.56%          7.20%
90-Day U.S. Treasury Bills**                           0.23%         0.97%        3.16%          3.90%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Performance is calculated from November 30, 1995.

                              [PERFORMANCE GRAPH]

       90-Day U.S. Treasury Bills Lehman Brothers Gov't./Credit Bond Index Lipper Balanced Funds Average Boston Balanced Fund S&P 500 Stock Index
-------------------------------------------------------------------------------

  12/01/95            10000            10000            10000            10000            10000
  12/31/95            10041            10147            10144            10123            10193
                      10087            10211            10334            10314            10539
                      10126             9994            10364            10254            10637
                      10166             9910            10399            10265            10740
                      10210             9842            10499            10298            10898
                      10253             9825            10636            10456            11178
                      10294             9957            10649            10510            11221
                      10342             9980            10354            10233            10726
                      10385             9955            10541            10380            10952
                      10430            10132            10939            10875            11568
                      10474            10369            11147            11087            11887
                      10515            10560            11653            11729            12785
  12/31/96            10561            10442            11536            11584            12531
                      10606            10454            11883            12051            13314
                      10646            10476            11895            12173            13418
                      10692            10352            11547            11773            12868
                      10738            10503            11885            12324            13636
                      10782            10601            12412            12774            14469
                      10827            10729            12787            13180            15112
                      10873            11057            13529            13858            16315
                      10917            10933            13168            13330            15401
                      10965            11105            13688            13931            16244
                      11011            11282            13462            13753            15702
                      11054            11342            13689            14314            16429
  12/31/97            11106            11461            13889            14718            16711
                      11152            11622            13980            15005            16895
                      11195            11599            14571            15765            18113
                      11244            11635            14991            16381            19040
                      11290            11693            15097            16588            19235
                      11335            11819            14929            16260            18905
                      11384            11939            15168            16813            19672
                      11431            11948            14972            16485            19464
                      11479            12182            13645            15040            16652
                      11522            12530            14235            15782            17720
                      11559            12442            14837            16611            19159
                      11602            12516            15407            17106            20320
  12/31/98            11645            12547            15983            17555            21490
                      11685            12636            16282            17841            22388
                      11725            12335            15837            17318            21692
                      11772            12397            16244            17568            22560
                      11813            12427            16718            18115            23434
                      11854            12299            16473            17890            22881
                      11902            12261            16949            18383            24147
                      11947            12227            16616            17926            23397
                      11996            12217            16409            17841            23281
                      12041            12327            16194            17452            22643
                      12088            12359            16677            18012            24076
                      12141            12352            16902            18097            24565
  12/31/99            12194            12277            17463            18357            26010
                      12249            12274            16991            17778            24703
                      12303            12427            17052            17346            24236
                      12362            12607            17996            18370            26605
                      12416            12546            17644            18268            25805
                      12480            12534            17403            17944            25276
                      12538            12790            17764            18325            25899
                      12601            12926            17720            17956            25494
                      12666            13108            18557            18669            27077
                      12727            13157            18106            18185            25648
                      12795            13240            18032            18465            25539
                      12860            13466            17299            18014            23527
  12/31/00            12918            13732            17727            18424            23642
                      12979            13962            18151            18487            24481
                      13028            14106            17336            17903            22250
                      13075            14171            16721            17452            20841
                      13118            14065            17457            17839            22459
                      13158            14146            17592            18043            22610
                      13195            14214            17353            17811            22060
                      13235            14568            17330            18107            21843
                      13273            14755            16795            17741            20477
                      13302            14891            15886            17240            18823
                      13328            15269            16218            17529            19182
                      13348            15018            16885            17910            20654
  12/31/01            13367            14900            16989            18139            20835
                      13385            15009            16817            18212            20531
                      13403            15136            16645            18358            20135
                      13421            14829            17003            18635            20892
                      13441            15117            16598            18431            19626
                      13460            15256            16530            18482            19482
                      13478            15386            15774            18037            18095
                      13499            15571            15004            17651            16684
                      13517            15920            15162            17921            16794
                      13536            16263            14272            17440            14970
                      13555            16107            14828            17782            16287
                      13568            16117            15382            17913            17244
  12/31/02            13582            16544            14960            17897            16232
                      13596            16543            14735            17636            15807
                      13608            16838            14636            17733            15570
                      13622            16816            14697            17674            15721
                      13635            16996            15475            18210            17015
                      13647            17479            16174            18852            17910
                      13658            17409            16297            18777            18139
                      13668            16679            16315            18874            18459
                      13679            16789            16591            19105            18819
                      13690            17321            16588            19142            18619
                      13701            17102            17122            19895            19672
                      13711            17147            17285            20014            19845
  12/31/03            13722            17316            17869            20575            20885
                      13732            17473            18116            20848            21268
                      13742            17687            18345            21068            21564
  03/31/04            13754            17850            18252            20962            21238


The chart represents a historical investment of $10,000 in the Boston Balanced Fund from December 1, 1995, to March 31, 2004, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Balanced Fund is compared to the Standard & Poor's 500 Stock Index and the Lehman Brothers Government/Credit Bond Index. These indices are unmanaged and generally representative of the U.S Stock market, U.S. treasury/government agencies and corporate debt securities, respectively. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

The Lipper Balanced Funds Average is an average of managed mutual funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                            BOSTON BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2004

 COMMON STOCKS (72.0%)

       SECURITY DESCRIPTION            SHARES        VALUE ($)
       --------------------            ------        ---------
BASIC MATERIALS (3.1%)
Air Products & Chemicals, Inc.......    15,000         751,800
Donaldson Co., Inc..................    80,000       2,122,400
Ecolab, Inc.........................    75,000       2,139,750
                                                   -----------
                                                     5,013,950
                                                   -----------
CAPITAL GOODS (2.8%)
Illinois Tool Works, Inc............    25,000       1,980,750
Precision Castparts Corp............    40,000       1,761,200
W.W. Grainger, Inc..................    15,000         720,000
                                                   -----------
                                                     4,461,950
                                                   -----------
CONSUMER CYCLICALS (6.0%)
Emerson Electric Co.................    25,000       1,498,000
Gannett Co., Inc....................    30,000       2,644,200
Johnson Controls, Inc...............    50,000       2,957,500
McClatchy Co. - Class A.............    35,000       2,486,400
                                                   -----------
                                                     9,586,100
                                                   -----------
CONSUMER PRODUCTS (2.6%)
Anheuser-Busch Cos., Inc............    50,000       2,550,000
Aptargroup, Inc.....................    40,000       1,536,000
                                                   -----------
                                                     4,086,000
                                                   -----------
CONSUMER STAPLES (8.6%)
Alberto-Culver Co...................    45,000       1,974,150
Clorox Co...........................    20,000         978,200
Costco Wholesale Corp. (b)..........    60,000       2,253,600
Hershey Foods Corp..................    25,000       2,071,250
Kimberly-Clark Corp.................    20,000       1,262,000
Procter & Gamble Co.................    25,000       2,622,000
Sysco Corp..........................    60,000       2,343,000
Wm. Wrigley, Jr. Co.................     5,000         295,600
                                                   -----------
                                                    13,799,800
                                                   -----------
ENERGY (2.1%)
BP PLC, ADR.........................    25,000       1,280,000
Exxon Mobil Corp....................    50,000       2,079,500
                                                   -----------
                                                     3,359,500
                                                   -----------
FINANCIAL SERVICES (19.4%)
AmSouth Bancorporation..............    35,000         822,850
Bank of America Corp................    25,000       2,024,500
Cincinnati Financial Corp...........    60,000       2,607,000
Comerica, Inc.......................    20,000       1,086,400
Commerce Bancshares, Inc............    52,500       2,504,775
Fannie Mae..........................    20,000       1,487,000
First Midwest Bancorp, Inc..........    30,000       1,024,200
Marsh & McLennan Cos., Inc..........    40,000       1,852,000
MBNA Corp...........................   100,000       2,763,000
Morgan Stanley......................    25,000       1,432,500
Northern Trust Corp.................    20,000         931,800
State Street Corp...................    25,000       1,303,250
SunTrust Banks, Inc.................    15,000       1,045,650
T. Rowe Price Group, Inc............    40,000       2,153,200
Wachovia Corp.......................    40,000       1,880,000
Wells Fargo & Co....................    50,000       2,833,500
Wilmington Trust Corp...............    90,000       3,363,300
                                                   -----------
                                                    31,114,925
                                                   -----------
HEALTH CARE (12.2%)
Becton, Dickinson & Co..............    50,000       2,424,000
Biomet, Inc.........................    50,000       1,918,000
C.R. Bard, Inc......................    30,000       2,929,200
Dentsply International, Inc.........    40,000       1,773,200
Henry Schein, Inc. (b)..............    10,000         714,200
Hillenbrand Industries, Inc.........    15,000       1,018,350
Johnson & Johnson...................    35,000       1,775,200
Medtronic, Inc......................    40,000       1,910,000
Pfizer, Inc.........................    45,000       1,577,250
Saint Jude Medical, Inc. (b)........    25,000       1,802,500
Stryker Corp........................    20,000       1,770,600
                                                   -----------
                                                    19,612,500
                                                   -----------
PRODUCER PRODUCTS (3.4%)
Carlisle Cos., Inc..................    20,000       1,133,000
General Electric Co.................   100,000       3,052,000
Teleflex, Inc.......................    25,000       1,230,750
                                                   -----------
                                                     5,415,750
                                                   -----------
RETAIL STORES (0.9%)
TJX Cos., Inc.......................    60,000       1,473,600
                                                   -----------
TECHNOLOGY (10.3%)
Applied Materials, Inc. (b).........    80,000       1,710,400
Automatic Data Processing, Inc......    10,000         420,000
Dell, Inc. (b)......................    60,000       2,017,200
Diebold, Inc........................    50,000       2,406,000
Intel Corp..........................    90,000       2,448,000
International Business Machines Corp    25,000       2,296,000
Microsoft Corp......................   125,000       3,121,250
Waters Corp. (b)....................    50,000       2,042,000
                                                   -----------
                                                    16,460,850
                                                   -----------
TRANSPORTATION (0.6%)
C.H. Robinson Worldwide, Inc........    25,000       1,037,500
                                                   -----------
TOTAL COMMON STOCKS
(COST $83,898,090)..................               115,422,425
                                                   -----------

 CORPORATE OBLIGATIONS (5.1%)

BASIC MATERIALS (0.2%)
Weyerhaeuser Co., 7.25%, 7/1/13.....   300,000         350,392
                                                   -----------
CONSUMER CYCLICALS (0.8%)
Eaton Corp., 8.90%, 8/15/06.........   600,000         691,340
Leggett & Platt, Inc., 6.25%,
  9/9/08 (c)........................   500,000         549,942
                                                   -----------
                                                     1,241,282
                                                   -----------
CONSUMER STAPLES (0.6%)
Albertson's, Inc., 6.66%, 7/21/08...   500,000         551,559
Sysco Corp., 6.50%, 6/15/05.........   375,000         396,270
                                                   -----------
                                                       947,829

FINANCIAL SERVICES (3.5%)
Ford Motor Credit Co., 7.20%,
  6/15/07........................... 1,000,000       1,098,569
                                     ---------     -----------
General Electric Cap Corp., 7.38%,
  9/15/04........................... 1,000,000       1,027,594
General Electric Cap Corp., 8.30%,
  9/20/09........................... 1,000,000       1,237,097
General Motors Acceptance Corp.,
  6.13%, 9/15/06....................   825,000         882,574
Marsh & McLennan Cos., 6.63%,
  6/15/04........................... 1,300,000       1,313,516
                                                   -----------
                                                     5,559,350
                                                   -----------
TOTAL CORPORATE OBLIGATIONS
(COST $7,557,316)...................                 8,098,853
                                                   -----------

                                   Continued

                                                            BOSTON BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2004

 U.S. GOVERNMENT AGENCY OBLIGATIONS (21.6%)

                                                         PRINCIPAL
            SECURITY DESCRIPTION                           AMOUNT            VALUE ($)
            --------------------                           ------            ---------
FEDERAL FARM CREDIT BANK (2.9%)
6.80%, 10/12/07.................................          2,500,000            2,860,553
6.30%, 12/20/10.................................          1,500,000            1,736,559
                                                                           -------------
                                                                               4,597,112
                                                                           -------------
U.S. TREASURY INFLATION PROTECTED BONDS (18.7%)
3.50%, 1/15/11..................................         17,500,000           21,723,240
3.00%, 7/15/12..................................          7,000,000            8,209,221
                                                                           -------------
                                                                              29,932,461
                                                                           -------------
TOTAL U.S. GOVERNMENT AGENCY
OBLIGATIONS (COST $31,051,352)..................                              34,529,573
                                                                           -------------
 INVESTMENT COMPANIES (1.1%)
Fifth Third Institutional Government
 Money Market Fund..............................          1,796,443            1,796,443
                                                                           -------------
TOTAL INVESTMENT COMPANIES
(COST $1,796,443)...............................                               1,796,443
                                                                           -------------
TOTAL INVESTMENTS
(COST $124,303,201) (a) - 99.8%.................                             159,847,294
Other assets in excess of liabilities - 0.2% ...                                 354,651
                                                                           -------------
NET ASSETS - 100.0%.............................                            $160,201,945
                                                                           =============

------------------
Percentages indicated are based on net assets of $160,201,945.

(a) At March 31, 2004, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation           $36,235,784
Unrealized depreciation              (691,691)
                                  -----------
Net unrealized appreciation       $35,544,093
                                  ===========

(b)   Represents non-income producing security.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

ADR - American Depositary Receipt

                       See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

 STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:
Investments, at value (cost $124,303,201)..............                          $ 159,847,294
Interest and dividends receivable......................                                533,877
Prepaid expenses.......................................                                 12,219
                                                                                 -------------
             Total Assets..............................                            160,393,390

LIABILITIES:
Accrued expenses and other liabilities:
    Investment Adviser.................................             91,724
    Administration.....................................              3,923
    Custodian..........................................              2,675
    Transfer Agent.....................................              1,500
    Audit..............................................             54,278
    Legal..............................................             15,913
    Shareholder Reporting..............................             14,819
    Other..............................................              6,613
                                                             -------------
             Total Liabilities.........................                                191,445
                                                                                 -------------

NET ASSETS.............................................                          $ 160,201,945
                                                                                 =============

COMPOSITION OF NET ASSETS:
Capital................................................                          $ 124,800,848
Accumulated net investment income......................                                474,455
Accumulated net realized (losses) from
         investment transactions.......................                               (617,451)
Unrealized appreciation from investments...............                             35,544,093
                                                                                 -------------
NET ASSETS.............................................                          $ 160,201,945
                                                                                 =============
Shares outstanding (par value $0.001, unlimited
         number of shares authorized)..................                              5,797,523
                                                                                 =============
Net Asset Value, Offering Price and Redemption
         Price per share...............................                          $       27.63
                                                                                 =============

 STATEMENT OF OPERATIONS

For the year ended March 31, 2004

INVESTMENT INCOME:
    Interest...........................................                          $   2,496,659
    Dividend...........................................                              1,568,064
                                                                                 -------------
             TOTAL INVESTMENT INCOME...................                              4,064,723
                                                                                 -------------
EXPENSES:
    Investment Adviser.................................      $   1,130,964
    Accounting.........................................             11,469
    Administration.....................................            301,591
    Auditing...........................................             29,398
    Custodian..........................................             30,197
    Legal..............................................             30,495
    Shareholder Reporting..............................             43,760
    Transfer Agency....................................             18,000
    Other..............................................             56,827
                                                             -------------
             Total expenses before fee reductions......                              1,652,701
             Fees reduced by the Administrator.........                                (75,397)
             Fees reduced by the Investment Adviser ...                                (68,575)
                                                                                 -------------
             NET EXPENSES..............................                              1,508,729
                                                                                 -------------

NET INVESTMENT INCOME..................................                              2,555,994
                                                                                 -------------

NET REALIZED/UNREALIZED GAINS FROM
INVESTMENTS:
Net realized gains from investment transactions........                              2,605,756
Change in unrealized appreciation/(depreciation)
         from investments..............................                             20,129,868
                                                                                 -------------
Net realized/unrealized gains from investments.........                             22,735,624
                                                                                 -------------
CHANGE IN NET ASSETS FROM OPERATIONS...................                          $  25,291,618
                                                                                 =============

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the year ended       For the year ended
                                                                                    March 31, 2004           March 31, 2003
                                                                                  ------------------       ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income..................................................      $        2,555,994       $        2,988,258
     Net realized gains (losses) from investment transactions...............               2,605,756               (1,824,404)
     Change in unrealized appreciation/(depreciation) from investments......              20,129,868               (8,027,270)
                                                                                  ------------------       ------------------
CHANGE IN NET ASSETS FROM OPERATIONS........................................              25,291,618               (6,863,416)
                                                                                  ------------------       ------------------

DIVIDENDS:
     Net investment income..................................................              (2,753,290)              (2,900,000)
                                                                                  ------------------       ------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............................              (2,753,290)              (2,900,000)
                                                                                  ------------------       ------------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued............................................              23,146,737               15,518,088
     Dividends reinvested...................................................               2,714,363                2,854,987
     Cost of shares redeemed................................................             (19,890,074)              (7,479,852)
                                                                                  ------------------       ------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........................               5,971,026               10,893,223
                                                                                  ------------------       ------------------
CHANGE IN NET ASSETS........................................................              28,509,354                1,129,807

NET ASSETS:
     Beginning of year......................................................             131,692,591              130,562,784
                                                                                  ------------------       ------------------
     End of year............................................................      $      160,201,945       $      131,692,591
                                                                                  ==================       ==================

SHARE TRANSACTIONS:
     Issued.................................................................                 893,110                  641,085
     Reinvested.............................................................                 101,662                  119,256
     Redeemed...............................................................                (751,828)                (310,386)
                                                                                  ------------------       ------------------
CHANGE IN SHARES............................................................                 242,944                  449,955
                                                                                  ==================       ==================

                        See Notes to Financial Statements

Financial Statements                                        BOSTON BALANCED FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                                For the              For the                For the
                                                               year ended           year ended            year ended
                                                             March 31, 2004       March 31, 2003        March 31, 2002
                                                             ---------------      ---------------      ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $         23.71      $         25.58      $         24.77
                                                             ---------------      ---------------      ---------------

INVESTMENT ACTIVITIES:
     Net investment income..................................            0.43                 0.57                 0.55
     Net realized and unrealized gains/(losses) from
         investments........................................            3.97                (1.88)                1.09
                                                             ---------------      ---------------      ---------------
     Total from investment activities.......................            4.40                (1.31)                1.64
                                                             ---------------      ---------------      ---------------

DIVIDENDS:
     Net investment income..................................           (0.48)               (0.56)               (0.59)
     Net realized gains from investments....................              --                   --                (0.24)
                                                             ---------------      ---------------      ---------------
     Total dividends........................................           (0.48)               (0.56)               (0.83)
                                                             ---------------      ---------------      ---------------

NET ASSET VALUE, END OF PERIOD.............................. $         27.63      $         23.71      $         25.58
                                                             ===============      ===============      ===============

TOTAL RETURN................................................           18.61%               (5.16%)               6.78%


RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period (000's).................... $       160,202      $       131,693      $       130,563
     Ratio of net expenses to average net assets............            1.00%                1.00%                1.00%
     Ratio of net investment income to average net assets ..            1.69%                2.34%                2.26%
     Ratio of expenses to average net assets................            1.10%(d)             1.07%(d)             1.09%(d)
     Portfolio turnover.....................................           30.04%               20.77%               24.01%

                                                                  For the         For the period             For the
                                                                year ended        July 1, 1999 to           year ended
                                                              March 31, 2001      March 31, 2000 (a)       June 30, 1999
                                                             ---------------      -----------------       ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $         28.89      $         30.22         $         29.21
                                                             ---------------      -----------------       ---------------

INVESTMENT ACTIVITIES:
     Net investment income..................................            0.59                 0.40                    0.52
     Net realized and unrealized gains/(losses) from
         investments........................................           (1.91)               (0.43)                   2.07
                                                             ---------------      -----------------       ---------------
     Total from investment activities.......................           (1.32)               (0.03)                   2.59
                                                             ---------------      -----------------       ---------------

DIVIDENDS:
     Net investment income..................................           (0.58)               (0.54)                  (0.49)
     Net realized gains from investments....................           (2.22)               (0.76)                  (1.09)
                                                             ---------------      -----------------       ---------------
     Total dividends........................................           (2.80)               (1.30)                  (1.58)
                                                             ---------------      -----------------       ---------------

NET ASSET VALUE, END OF PERIOD.............................. $         24.77      $         28.89         $         30.22
                                                             ===============      ===============         ===============

TOTAL RETURN................................................           (5.00%)              (0.63%)(b)               9.34%


RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period (000's).................... $       116,627      $       136,486         $       147,020
     Ratio of net expenses to average net assets............            1.00%                1.00%(c)                0.95%
     Ratio of net investment income to average net assets ..            2.01%                1.75%(c)                1.87%
     Ratio of expenses to average net assets................            1.10%(d)             1.09%(c)(d)             0.95%
     Portfolio turnover.....................................           20.17%               28.72%                  23.61%

----------
(a) Subsequent to the annual report at June 30, 1999, the Fund changed its fiscal year end to March 31.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

[LOGO] BOSTON TRUST INVESTMENT MANAGEMENT, INC

Market and Performance                                        BOSTON EQUITY FUND
Review (unaudited)                       Manager Commentary by Domenic Colasacco

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

MARKET & PERFORMANCE SUMMARY

After generally positive economic reports through the final months of 2003, the first quarter of 2004 proved relatively quiet as Gross Domestic Product (the measure of the market value of the goods and services produced by labor and property in the United States) and corporate profits both expanded in line with consensus forecasts and interest rates remained near the low levels prevailing at year-end. The most disappointing economic news in recent months involved the anemic level of job creation, but while a surprise to most forecasters, this simply continued the lackluster trend set in 2003. The domestic political scene and emerging debate also unfolded well within most market expectations. Presumed Democratic nominee Kerry has attributed the skyrocketing Federal budget deficit to President Bush's economic irresponsibility, while President Bush has already characterized Senator Kerry as a classic tax and spend liberal. On the global political front, the Senator accuses the President of alienating our allies and bungling the Iraq nation building project, while the President labels the Senator as vacillating on key positions and generally soft on defense - political stances that are neither new nor surprising.

The Boston Equity Fund posted a 12.06% total return from its inception on October 1, 2003 through the period end on March 31, 2004, compared to a 14.07% total return for the Fund's benchmark, the S&P 500 Index.(1)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

The modest shortfall in performance relative to the S&P 500 Index over the past six months primarily reflects the high quality, more conservative investment approach employed by the Fund. Stocks of smaller and more aggressive companies led the market advance over this period, particularly of those firms that operate in the technology and telecommunications sectors, both of which are underrepresented in the Fund. This type of disparity in performance is typical during periods of rapid economic and stock market gains. We are confident that the Fund's emphasis on stocks of well-established companies with proven sales and earnings trends will lead to an attractive risk/return balance over the long term.

The Boston Equity Fund participated in the increase in security values over the past six months. Our economic and market views are outlined in more detail in the Economic Summary and Investment Strategy segments that follow.

ECONOMIC SUMMARY AND OUTLOOK

Not only were there few material surprises in the first quarter economic reports, but the fundamental economic question has not changed since last summer. Specifically, more pessimistic economists still argue that we are in a short-lived, jobless recovery, fueled by last year's mortgage refinancings and unbalanced tax cuts. More sanguine forecasters opine that the 2003 Federal tax cut together with low interest rates will lift the previously low level of consumer and business confidence sufficiently to foster capital investment and innovation, supporting an extended period of economic growth. The answer to this debate will become more evident as the year progresses and will no doubt have a major influence on the fall elections.

Politics aside, our own assessment for the year ahead remains on

(1) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.

Market and Performance                                        BOSTON EQUITY FUND
Review (cont.)                           Manager Commentary by Domenic Colasacco

the more optimistic side of the economic debate. We are most encouraged by the continued strong improvement in productivity and a rise in the level of business capital investment. Both should contribute to the retention of a low rate of inflation in the quarters and years ahead, thereby allowing the Federal Reserve greater latitude with respect to raising interest rates. We also expect better news on job creation in the months ahead. Even if the news on new jobs is not particularly positive, however, it is important to recognize that corporate profits, which are the primary driver of stock prices, should continue to increase. The reason lies in the benefit corporate profit margins receive from relatively stable unit labor costs that result from strong productivity gains. If our economic optimism proves correct, stock prices should trend higher for the balance of 2004.

SECURITY SELECTION

We made comparatively few changes in the composition of equity segments during the period. Among the equity holdings of the Fund, financial and healthcare issues have the largest sector weights. Although they have performed competitively, we continue to find many banking and insurance issues with reasonable valuations, while healthcare should benefit from favorable demographics and innovation for many years to come. Conversely, a combination of high valuations and greater concern about the sustainability of profit growth has led us once again to comparative underweights in technology and telecommunications companies.

On behalf of Boston Trust, we are very pleased to announce that the senior managers recently signed an agreement to purchase 100% of the equity of our firm from Citizens Financial Group. Please refer to Footnote No. 6 of the financial statements for additional information.

On behalf of Boston Trust Investment Management Co., Inc., we thank you for your continued confidence in our services. Please feel free to contact us at
617.726.7252 should you have any questions about our investment views.

/s/ Domenic Colasacco

Domenic Colasacco
Portfolio Manager and President
Boston Trust Investment Management, Inc.

                                                              BOSTON EQUITY FUND
Investment Performance (unaudited)                                March 31, 2004

Fund Net Asset Value: $11.19

                                                               AGGREGATE
                                                  ---------------------------------
                                                  QUARTER           SINCE INCEPTION
                                                  TO DATE             OCT. 1, 2003
BOSTON EQUITY FUND*                                 1.18%                12.06%
Standard & Poor's 500 Stock Index**                 1.69%                14.07%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

*After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

**Performance is calculated from September 30, 2003

                              [PERFORMANCE GRAPH]

                     Boston Equity Fund S&P 500 Stock Index
-------------------------------------------------------------------------------

          10/01/03                  10000                  10000
                                    10560                  10566
                                    10660                  10659
          12/31/03                  11076                  11218
                                    11216                  11424
                                    11327                  11582
          03/31/04                  11206                  11408

The chart represents a historical investment of $10,000 in the Boston Equity Fund from October 1, 2003, to March 31, 2004, and represents the reinvestment of dividends and capital gains in the Fund.

The Boston Equity Fund is compared to the Standard & Poor's 500 Stock Index This index is unmanaged and generally representative of the U.S Stock market. The performance of an index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                              BOSTON EQUITY FUND
Schedule of Portfolio Investments                                 March 31, 2004

 COMMON STOCKS (98.7%)

                SECURITY DESCRIPTION                            SHARES        VALUE ($)
                --------------------                            ------       ---------
BASIC MATERIALS (5.4%)
Air Products & Chemicals Inc...........................           7,500         375,900
Avery Dennison Corp....................................           2,500         155,525
Donaldson Co., Inc.....................................          30,000         795,900
Ecolab, Inc............................................          20,000         570,600
                                                                             ----------
                                                                              1,897,925
                                                                             ----------
CAPITAL GOODS (4.4%)
Illinois Tool Works, Inc...............................          10,000         792,300
Precision Castparts Corp...............................          15,000         660,450
W.W. Grainger, Inc.....................................           2,500         120,000
                                                                             ----------
                                                                              1,572,750
                                                                             ----------
CONSUMER CYCLICALS (7.6%)
Gannett Co., Inc.......................................          11,000         969,540
Johnson Controls, Inc..................................          15,000         887,250
Leggett & Platt, Inc...................................          10,000         237,100
McClatchy Co...........................................           8,500         603,840
                                                                             ----------
                                                                              2,697,730
                                                                             ----------
CONSUMER PRODUCTS (3.5%)
Anheuser-Busch Cos., Inc...............................          15,000         765,000
Aptargroup, Inc........................................          12,500         480,000
                                                                             ----------
                                                                              1,245,000
                                                                             ----------
CONSUMER STAPLES (11.4%)
Alberto-Culver Co......................................           7,500         329,025
Clorox Co..............................................           7,500         366,825
Costco Wholesale Corp. (b).............................          15,000         563,400
Hershey Foods Corp.....................................           7,500         621,375
Kimberly-Clark Corp....................................           2,500         157,750
Procter & Gamble Co....................................           8,000         839,040
Sysco Corp.............................................          25,000         976,250
Wm. Wrigley, Jr. Co....................................           3,000         177,360
                                                                             ----------
                                                                              4,031,025
                                                                             ----------
ENERGY (3.9%)
BP PLC, ADR............................................          12,500         640,000
Exxon Mobil Corp.......................................          17,500         727,825
                                                                             ----------
                                                                              1,367,825
                                                                             ----------
FINANCIAL SERVICES (25.1%)
AmSouth Bancorporation.................................          20,000         470,200
Bank of America Corp...................................           6,000         485,880
Cincinnati Financial Corp..............................          15,000         651,750
Comerica, Inc..........................................          10,000         543,200
Commerce Bancshares, Inc...............................          12,600         601,146
Fannie Mae.............................................           4,000         297,400
First Midwest Bancorp, Inc.............................          15,000         512,100
Marsh & McLennan Cos., Inc.............................          10,000         463,000
MBNA Corp..............................................          25,000         690,750
Morgan Stanley.........................................          10,000         573,000
Northern Trust Corp....................................           3,000         139,770
State Street Corp......................................           6,000         312,780
SunTrust Banks, Inc....................................           8,000         557,680
T. Rowe Price Group, Inc...............................          15,000         807,450
Wachovia Corp..........................................          10,000         470,000
Wells Fargo & Co.......................................          10,000         566,700
Wilmington Trust Corp..................................          20,000         747,400
                                                                             ----------
                                                                              8,890,206
                                                                             ----------
HEALTH CARE (18.4%)
Becton, Dickinson & Co.................................          12,500         606,000
Biomet, Inc............................................          12,000         460,320
C.R. Bard, Inc.........................................           8,000         781,120
Charles River Laboratories International, Inc. (b).....           7,000         299,950
Dentsply International, Inc............................          12,500         554,125
Henry Schein, Inc. (b).................................           6,000         428,520
Hillenbrand Industry, Inc..............................           7,000         475,230
IMS Health, Inc........................................          15,000         348,900
Johnson & Johnson......................................           8,000         405,760
Medtronic, Inc.........................................          15,000         716,250
Merck & Co., Inc.......................................           3,000         132,570
Pfizer, Inc............................................          15,000         525,750
Saint Jude Medical, Inc. (b)...........................           6,000         432,600
Stryker Corp...........................................           4,000         354,120
                                                                             ----------
                                                                              6,521,215
                                                                             ----------
PRODUCER PRODUCTS (3.9%)
Carlisle Cos., Inc.....................................           4,000         226,600
General Electric Co....................................          25,000         763,000
Teleflex, Inc..........................................           8,000         393,840
                                                                             ----------
                                                                              1,383,440
                                                                             ----------
RETAIL STORES (1.6%)
TJX Cos., Inc..........................................          22,500         552,600
                                                                             ----------
TECHNOLOGY (12.3%)
Applied Materials, Inc. (b)............................          20,000         427,600
Automatic Data Processing, Inc.........................           3,000         126,000
Dell, Inc. (b).........................................          15,000         504,300
Diebold, Inc...........................................          12,000         577,440
Intel Corp.............................................          22,000         598,400
International Business Machines Corp...................           7,000         642,880
Microsoft Corp.........................................          30,000         749,100
Waters Corp. (b).......................................          17,500         714,700
                                                                             ----------
                                                                              4,340,420
                                                                             ----------
TRANSPORTATION (1.2%)
C.H. Robinson Worldwide, Inc...........................          10,000         415,000
                                                                             ----------
TOTAL COMMON STOCKS
(COST $22,564,156).....................................                      34,915,136
                                                                             ----------

 INVESTMENT COMPANIES (1.3%)
Fifth Third Institutional Government
 Money Market Fund.....................................         454,675         454,675
                                                                            ----------
TOTAL INVESTMENT COMPANIES
(COST $454,675)........................................                         454,675
                                                                             ----------
TOTAL INVESTMENTS
(COST $23,018,831) (a) - 100.0%........................                      35,369,811
Other assets in excess of liabilities - 0.0%...........                          16,041
                                                                             ----------
NET ASSETS - 100.0%....................................                      35,385,852
                                                                             ==========

Percentages indicated are based on net assets of $35,385,852.

(a) At March 31, 2004, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation                                     $12,421,926
Unrealized depreciation                                         (70,946)
                                                            -----------
Net unrealized appreciation                                 $12,350,980
                                                            ===========

(b)   Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:
Investments, at value (cost $23,018,831).............                         $ 35,369,811
Interest and dividends receivable....................                               49,728
Prepaid expenses.....................................                                1,257
                                                                              ------------
             TOTAL ASSETS............................                           35,420,796

LIABILITIES:

Accrued expenses and other liabilities:
     Investment Adviser..............................            18,125
     Administration..................................               863
     Custodian.......................................               916
     Transfer Agent..................................             1,500
     Audit...........................................             6,403
     Legal...........................................             2,429
     Shareholder Reporting...........................             3,230
     Other...........................................             1,478
                                                           ------------
             TOTAL LIABILITIES.......................                               34,944
                                                                              ------------
NET ASSETS...........................................                         $ 35,385,852
                                                                              ============
COMPOSITION OF NET ASSETS:
Capital..............................................                         $ 22,733,606
Accumulated net investment income....................                               48,745
Accumulated net realized gains from investment
         transactions................................                              252,521
Unrealized appreciation from investments.............                           12,350,980
                                                                              ------------
NET ASSETS...........................................                         $ 35,385,852
                                                                              ============
Shares outstanding (par value $0.001, unlimited
         number of shares authorized)................                            3,161,291
                                                                              ============
Net Asset Value, Offering Price and Redemption
         Price per share.............................                         $      11.19
                                                                              ============

 STATEMENT OF OPERATIONS

For the period ended March 31, 2004 (a)

INVESTMENT INCOME:
Dividend.............................................                         $    245,885
Interest.............................................                                2,932
                                                                              ------------
TOTAL INVESTMENT INCOME..............................                              248,817
                                                                              ------------
EXPENSES:
Investment Adviser...................................      $    116,343
Accounting...........................................             3,890
Administration.......................................            31,025
Auditing.............................................             6,403
Custodian............................................             4,251
Legal................................................             2,551
Shareholder Reporting................................             4,812
Transfer Agency......................................             9,000
Other................................................             5,688
                                                           ------------
Total expenses before fee reductions.................                              183,963
Fees reduced by the Administrator....................                               (7,756)
Fees reduced by the Investment Adviser...............                              (18,574)
                                                                              ------------
NET EXPENSES.........................................                              157,633
                                                                              ------------

NET INVESTMENT INCOME................................                               91,184
                                                                              ------------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:
Net realized gains from investment transactions......                              252,521
Change in unrealized appreciation/(depreciation)
         from investments............................                           12,350,980
                                                                              ------------
Net realized/unrealized gains from investments.......                           12,603,501
                                                                              ------------
CHANGE IN NET ASSETS FROM OPERATIONS.................                         $ 12,694,685
                                                                              ============

(a)   Fund commenced operations on October 1, 2003.

                        See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the period ended
                                                                                    March 31, 2004(a)
                                                                                  --------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
     Net investment income..................................................      $             91,184
     Net realized gains from investment transactions........................                   252,521
     Change in unrealized appreciation/(depreciation) from investments......                12,350,980
                                                                                  --------------------
CHANGE IN NET ASSETS FROM OPERATIONS........................................                12,694,685
                                                                                  --------------------

DIVIDENDS:
     Net investment income..................................................                   (43,956)
                                                                                  --------------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS.............................                   (43,956)
                                                                                  --------------------

CAPITAL SHARE TRANSACTIONS:
     Proceeds from shares issued............................................                23,174,399
     Dividends reinvested...................................................                    43,955
     Cost of shares redeemed................................................                  (483,231)
                                                                                  --------------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS........................                22,735,123
                                                                                  --------------------
CHANGE IN NET ASSETS........................................................                35,385,852


NET ASSETS:
     Beginning of period (a)................................................                        --
                                                                                  --------------------
     End of period..........................................................      $         35,385,852
                                                                                  ====================

SHARE TRANSACTIONS:
     Issued.................................................................                 3,200,715
     Reinvested.............................................................                     4,066
     Redeemed...............................................................                   (43,490)
                                                                                  --------------------
CHANGE IN SHARES............................................................                 3,161,291
                                                                                  ====================

(a) Fund commenced operations on October 1, 2003.

                        See Notes to Financial Statements

Financial Statements                                          BOSTON EQUITY FUND

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                                        For the
                                                                      period ended
                                                                      3/31/2004(a)
                                                                      -----------
NET ASSET VALUE, BEGINNING OF PERIOD............................      $     10.00
                                                                      -----------
INVESTMENT ACTIVITIES:
     Net investment income......................................             0.03
     Net realized and unrealized gains (losses) from investments             1.18
                                                                      -----------
     Total from investment activities...........................             1.21
                                                                      -----------

DIVIDENDS:
     Net investment income......................................            (0.02)
     Net realized gains from investments........................               --
                                                                      -----------
     Total dividends............................................            (0.02)
                                                                      -----------

NET ASSET VALUE, END OF PERIOD..................................      $     11.19
                                                                      ===========

TOTAL RETURN....................................................            12.06%(b)

RATIOS/SUPPLEMENTARY DATA:
     Net Assets at end of period (000's)........................      $    35,386
     Ratio of net expenses to average net assets................             1.00%(c)
     Ratio of net investment income to average net assets.......             0.59%(c)
     Ratio of expenses to average net assets....................             1.18%(c)(d)
     Portfolio turnover.........................................             2.97%(c)

----------
(a)   Fund commenced operations on October 1, 2003.

(b)   Not annualized.

(c)   Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Notes to Financial Statements                                     March 31, 2004

1.    ORGANIZATION:

      The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Boston Balanced Fund and Boston Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

2.    SIGNIFICANT ACCOUNTING POLICIES:

      The following is a summary of the significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      SECURITY VALUATION:

      The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

      Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

      SECURITY TRANSACTIONS AND RELATED INCOME:

      Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

      EXPENSE ALLOCATION:

      Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

      DIVIDENDS TO SHAREHOLDERS:

      Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

      The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

      FEDERAL INCOME TAXES:

      Each Fund is a separate entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Boston Balanced Fund and Boston Equity Fund have capital loss carry forwards of $617,451 and $0, respectively, available to offset future realized gains, if any, which is broken down by expiration date as follows. Accordingly, no provision for federal tax is required.

                                                    Amount          Expiration
                                                   --------         ----------
Boston Balanced Fund                               $264,425            2010
                                                   $353,026            2011

Boston Equity Fund                                 $      0             NA

                                    Continued

Notes to Financial Statements                                     March 31, 2004

3.    RELATED PARTY TRANSACTIONS:

      INVESTMENT ADVISER:

      Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

      ADMINISTRATION:

      BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

      DISTRIBUTION:

      BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

      CUSTODIAN, TRANSFER AGENCY, AND FUND ACCOUNTING:

      Boston Trust & Investment Management Company acts as the Fund's custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

      FEE REDUCTIONS:

      The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Fund's obligation may be subject to repayment by the Fund within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the periods ended March 31, 2004, the Investment Adviser reimbursed fees in the amount of $68,575 and $18,574 for the Boston Balanced Fund and Boston Equity Fund, respectively. As of March 31, 2004, the Investment Advisor may recoup $133,568 and $18,574 from the Boston Balanced Fund and Boston Equity Fund, respectively.

      BISYS Ohio has agreed to reduce its administrative fees. For the periods ended March 31, 2004, BISYS Ohio voluntarily waived fees in the amount of $75,397 and $7,756 for the Boston Balanced Fund and Boston Equity Fund, respectively.

4.    PURCHASES AND SALES OF SECURITIES:

      Purchases of and proceeds from sales, excluding short-term securities, for the Fund for the periods ended March 31, 2004, totaled:

                                               Purchases                  Sales
                                               ---------                  -----
Boston Balanced Fund                          $48,916,829              $44,166,656
Boston Equity Fund                             23,254,296                  942,661

5.    OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

      The tax character of dividends paid during the periods ended March 31, 2004 and 2003 for the Boston Balanced Fund and Boston Equity Fund, were as follows:

   Boston Balanced              2004            2003
   ---------------              ----            ----
Ordinary Income              $2,753,290      $2,900,000
Long Term Capital Gains              --              --
                             ----------      ----------
                             $2,753,290      $2,900,000
                             ==========      ==========

    Boston Equity               2004            2003
    -------------               ----            ----
Ordinary Income              $   43,956              NA
Long Term Capital Gains              --              NA
                             ----------
                             $   43,956              NA
                             ==========

                                    Continued

Notes to Financial Statements                                     March 31, 2004

As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                   Boston Balanced        Boston Equity
                                   ---------------        -------------
Undistributed Ordinary Income      $       474,455       $        48,745
Capital Loss Carry Forward                (617,451)                   --
Undistributed Long Term Gains                   --               252,521
Unrealized Appreciation                 35,544,093            12,350,980
                                   ---------------       ---------------
Accumulated Earnings               $    35,401,097       $    12,652,246
                                   ---------------       ---------------

      The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of capital losses incurred after October 31, 2003.

6.    MATERIAL EVENT (UNAUDITED):

      In March, 2004 Citizens Financial Group, Inc., parent company of Boston Trust & Investment Management Company ("Boston Trust"), agreed to sell the capital stock of Boston Trust, parent company of the Investment Adviser, to a holding company created by the principals of Boston Trust. The transaction will give the current five principals of Boston Trust control of the firm. The transaction is expected to close, subject to regulatory approval, prior to the end of the third quarter of 2004.

      The transaction is a transfer of ownership from one holding company to another and will not impact the Adviser's investment philosophy, approach, process, fee structures or rebates applied to the Funds, or the constitution of current personnel, including the portfolio managers of the Funds. The transaction will trigger a proxy solicitation to shareholders asking their approval of a new investment advisory agreement for the Funds having the same fees, terms and conditions as the existing agreement.

7.    PROXY VOTING INFORMATION (UNAUDITED):

      A description of the policies and procedures that the Funds' use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-282-8782 and
      (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

Report of Independent Certified Public Accountants

To the Shareholders and Board of Trustees of the Boston Balanced Fund and the Boston Equity Fund of The Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Boston Balanced Fund and Boston Equity Fund, each a series of shares of The Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2004, the related statements of operations for the periods then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended for the Boston Balanced Fund, and the statement of changes in net assets and financial highlights for the period October 1, 2003 (commencement of operations) to March 31, 2004 for the Boston Equity Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Boston Balanced Fund financial highlights for each of the two years in the period ended March 31, 2002 and the period ended March 31, 2000 were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Boston Balanced Fund and the Boston Equity Fund as of March 31, 2004, the results of their operations for the periods then ended and the changes in net assets and financial highlights for each of the two years in the period then ended for the Boston Balanced Fund and the changes in net assets and financial highlights for the period October 1, 2003 to March 31, 2004 for the Boston Equity Fund, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 28, 2004

Information about Trustees and Officers (unaudited)               March 31, 2004

                           POSITION(S)   TERM OF OFFICE AND                                    NUMBER OF PORTFOLIOS  OTHER TRUSTEE-
                            HELD WITH      LENGTH OF TIME    PRINCIPAL OCCUPATION(S)              IN FUND COMPLEX    SHIPS HELD BY
NAME, ADDRESS, AND AGE        FUND            SERVED           DURING PAST 5 YEARS              OVERSEEN BY TRUSTEE     TRUSTEE*
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Maurice G. Stark          Trustee        2/92 to present     Retired.                                    16
3435 Stelzer Road
Columbus, OH 43219
Age: 68

John H. Ferring IV        Trustee        5/98 to present     President and owner, Plaze, Inc.,           16
3435 Stelzer Road                                            St. Clair, MO (packaging manu-
Columbus, OH 43219                                           facturer) - 1979 to present
Age: 51

Michael M. Van Buskirk    Trustee        2/92 to present     Employee of and currently                   16         BISYS Variable
3435 Stelzer Road                                            President of The Ohio Bankers                          Insurance Funds
Columbus, OH 43219                                           League (trade association) --
Age: 57                                                      6/91 to present

INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey R. Young(1)       Chairman and   8/99 to present     Employee of BISYS Fund Ser-                 16
3435 Stelzer Road         Trustee                            vices--10/93 to present
Columbus, OH 43219
Age: 39

Walter B. Grimm(1)        President      4/96 to present     Employee of BISYS Fund Ser-                 16         American
3435 Stelzer Road                                            vices--6/92 to present                               Performance
Columbus, OH 43219                                                                                                  Funds
Age: 58

OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Jennifer J. Hankins       Vice President Since 1998          Employee of BISYS Fund Ser-
3435 Stelzer Road                                            vices--9/88 to present
Columbus, OH 43219
Age: 37

Lara Bocskey              Vice President Since 2002          Employee of BISYS Fund
3435 Stelzer Road                                            Services--5/98 to present;
Columbus, OH 43219                                           Employee of First of America
Age: 33                                                      Bank Corporation from 1996
                                                             to 1998

Nadeem Yousaf             Treasurer      Since 1999          Employee of BISYS Fund Servic-
3435 Stelzer Road                                            es--8/99 to present; Employee
Columbus, OH 43219                                           of Investors Bank and Trust
Age: 35                                                      from 3/97 - 6/99; Employee of
                                                             PricewaterhouseCoopers LLP
                                                             from 10/94 - 3/97

George L. Stevens         Secretary      Since 1996          Employee of BISYS Fund Ser-
3435 Stelzer Road                                            vices--9/96 to present
Columbus, OH 43219
Age: 52

Alaina V. Metz            Assistant      Since 1995          Employee of BISYS Fund Ser-
3435 Stelzer Road         Secretary                          vices--6/95 to present
Columbus, OH 43219
Age: 35

----------
* Not reflected in prior column.

(1) Mr. Grimm and Mr. Young may be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling 1-800-282-8782.

INVESTMENT ADVISER

Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT

Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR

BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS

Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL

Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

5/04                                            [LOGO] Printed on Recycled Paper

[LOGO] WALDEN ASSET MANAGEMENT
       INVESTING FOR SOCIAL CHANGE SINCE 1975

WALDEN SOCIAL BALANCED FUND
  WALDEN SOCIAL EQUITY FUND

                                                                   ANNUAL REPORT
                                                                  MARCH 31, 2004

                                                                   ANNUAL REPORT
TABLE OF CONTENTS                                                 March 31, 2004

Social Research and Action Update...........................    1

Walden Social Balanced Fund
   Market and Performance Review............................    3
   Investment Performance...................................    5
   Schedule of Portfolio Investments........................    6
   Financial Statements.....................................    8
   Financial Highlights.....................................   10

Walden Social Equity Fund

   Market and Performance Review............................   11
   Investment Performance...................................   13
   Schedule of Portfolio Investments........................   14
   Financial Statements.....................................   15
   Financial Highlights.....................................   17

Notes to Financial Statements...............................   18

Report of Independent Certified Public Accountants..........   21

Trustees & Officers.........................................   22

Social Research and Action Update                                 March 31, 2004

In early 2004, concerned investors representing a broad range of constituencies with increasing effectiveness engaged directors and executives to strengthen corporate social responsibility and governance. These efforts, led by state and city pension funds, unions, religious and nongovernmental organizations, and social investors, are raising company standards, practices and public accountability.

Walden's shareholder resolution at COSTCO, our first to go to a shareholder vote this year, requested a policy of annual elections of all directors in order to increase board accountability. The resolution was supported by 73 percent of the votes cast, prompting Costco's cofounder, and director Jeff Brotman to commit to study the issue and report to shareholders. On other matters, Costco has been the subject of major news stories in the Wall Street Journal (March 26, 2004), New York Times, Business Week Online and other media for its above average compensation, benefits and relatively moderate executive compensation policies. Despite impressive recent profit and sales growth, Wall Street penalized Costco for not being more Wal-Mart-like, that is, for not being as aggressive in pursuing lower employee costs. A Deutsche Bank analyst declaration that "At Costco, it's better to be an employee or a customer than a shareholder," came despite analysis arguing that Costco's policies improve productivity and employee retention - both of which lower labor costs over the longer term. Walden expressed support of Costco's' forward looking policies to the company directly, as well as in a letter to the editor of the Wall Street Journal (not published) expressing our belief that good financial results can be consistent with strong employment practices.

Amidst the divisive national debate on gay marriage, corporations are advancing policies and programs that recognize the importance of a discrimination-free workplace. After STRYKER and DOVER adopted policies that explicitly prohibit discrimination based on sexual orientation, Walden withdrew its 2004 resolutions. They join what are now three-quarters of the Fortune 500 companies and 98 of the Fortune 100 that have inclusive policies, according to our research along with that of The Human Rights Campaign Foundation. Further, at least 210 of the Fortune 500 offer domestic partner benefits, a number that has steadily grown in recent years. Walden continues to encourage additional companies to adopt inclusive policies including ALLTEL, CINCINNATI FINANCIAL, Fifth Third Bank, First Midwest Bank, as well as Exxon Mobil, which has proven especially challenging.

Tim Smith, our senior vice president and the Director of Socially Responsive Investing at Walden, along with New York City Comptroller representative and corporate governance expert, Ken Sylvester, spoke about governance and corporate social responsibility at an annual conference of NOVARTIS lawyers. These 80 lawyers from around the world sought investor input to advance the company's work on compliance and corporate citizenship. Novartis has been praised recently for its revised human rights policies and guidelines, a central focus of its corporate social responsibility work. The company is among a very small group that has pledged to work with new United Nations principles under its "Business Leaders Initiative on Human Rights", a commitment demonstrating their openness to investigation if they appear to fail to meet the guidelines.

We are already witnessing an impact from the proposed Securities and Exchange Commission (SEC) rule to increase shareholder access to the proxy to nominate directors. An investor group consisting of state and municipal union employees (AFSCME), along with retirement systems in New York and California, filed a shareholder resolution at MARSH & MCLENNAN seeking proxy access to nominate an independent director not selected by management. This was the first resolution of its type, designed to cause a "triggering event" as specified in the proposed SEC rule that could lead to shareholder nominations in 2005. Marsh & McLennan was targeted for lack of board oversight related to the mutual fund trading scandal at its Putnam Funds subsidiary. In a surprise response, the company agreed to place a prominent shareholder nominee on its director slate this year for a vote at its May 20 meeting. The resolution was withdrawn.

The relatively recent investor campaign focusing on the HIV/AIDS pandemic, led by the Interfaith Center on Corporate Responsibility (ICCR), is generating increased responsiveness on the part of many companies. Coca-Cola asked its shareholders to support an ICCR led proposal seeking a review of the economic impact on its operations of the HIV/AIDS, malaria, and tuberculosis pandemics - a sign of support rarely demonstrated by companies. In contrast, its arch-competitor PEPSICO has been relatively unresponsive to an institutional investor group that includes Walden. We are organizing a May meeting of COLGATE-PALMOLIVE executives on this issue, which is expected to include the head of its South African operations.

Walden has been in dialogue with several companies on a variety of environmental concerns. We pressed ALBERTO-CULVER on its continued use in Alberto VO5 shampoo bottles of polyvinyl chloride plastic packaging (PVC #3), which has low recycling rates and can contaminate the more highly recycled polyethylene terephthalalte plastic (PET #1) recovered waste stream. The company responded that it is phasing out PVC packaging, which is not currently used by most consumer product companies. In a March teleconference meeting with STAPLES, Walden was encouraged to learn that 21 percent of Staples' paper sold has post consumer recycled content, and that its goal is to achieve a 30 percent level. BP hosted a daylong meeting at its Washington, D.C. offices addressing protected areas and biodiversity issues. Participants focused on its policies and processes governing

Social Research and Action Update                                 March 31, 2004

operations in ecologically sensitive areas and BP's reluctance to adopt a simple "no-go zone" policy. The company just published its first sustainability report, Defining Our Path, using the Global Reporting Initiative guidelines.

Several portfolio companies are coalition partners in a project of the World Resources Institute known as the Green Power Market Development Group. Staples is one of the largest corporate purchasers of renewable energy certificates
(RECs) from wind, biomass, and landfill gas resources. RECs help reduce reliance on more polluting fossil fuels. Through this partnership, IBM increased its use of wind power significantly in 2003. JOHNSON & JOHNSON is among the largest corporate purchasers of wind power, and has expanded its use of solar and hydropower energy sources.

It is clear from these examples that the influence of investors, working in cooperation with other similarly concerned constituencies, is on the rise.

We invite your questions and comments. E-mail Tim Smith at tsmith@bostontrust.com, or Heidi Soumerai at hsoumerai@bostontrust.com.

PORTFOLIO HOLDINGS AND PERCENTAGES AS OF 3/31/04 AND ARE SUBJECT TO CHANGE.

AN INVESTOR SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING OR SENDING MONEY. THIS AND OTHER IMPORTANT INFORMATION ABOUT THE INVESTMENT COMPANY CAN BE FOUND IN THE FUND'S PROSPECTUS. TO OBTAIN A PROSPECTUS, PLEASE CALL 1-800-282-8782 EXT. 7050. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

--------------------------------------------------------------------------------
Boston Trust Investment Management, Inc., a subsidiary of Boston Trust & Investment Management Company (BTIM) and an affiliate of Walden Asset Management (Walden) serves as investment adviser (the Adviser) to the Walden Social Balanced Fund and receives a fee for its services. Walden, a division of BTIM, performs shareholder advocacy, proxy voting, screening services, and other social initiatives for the Adviser and is paid a fee for these services by the Adviser.

Shares of the Fund are not deposits of, obligations of, or guaranteed by Boston Trust & Investment Management Company or its affiliates, nor are they federally insured by the FDIC. Investments in the Fund involve investment risks, including the possible loss of principal. Fund distributed by BISYS Fund Services, Columbus, Ohio.

The foregoing information and opinions are for general information only. Boston Trust Funds and Boston Trust Investment Management, Inc do not assume liability for any loss, which may result from the reliance by any person upon any such information or opinions. Such information and opinions are subject to change without notice, are for general information only, and are not intended as an offer or solicitation with respect to the purchase or sale of any security or offering individual or personalized investment advice.
--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
Market and Performance Review (unaudited)    Manager Commentary by Stephen Moody

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments. Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

MARKET AND PERFORMANCE SUMMARY

After a strong 2003, the equity markets (as measured by the Standard and Poor's 500 Stock Index(1)) rested, rising a modest 1.7%, this after a rise of 35.1% for the prior 12-months. With the rest came the bond market's (as measured by the Lehman Brothers Government/Credit Bond Index(2)) modest rally, a rise of some 3.1%.

The Walden Social Balanced Fund rose 18.91% for the twelve months that ended March 31, 2004, trailing both stocks and the Lipper Balanced Fund Index. The Fund participated significantly in equity market returns, as one would expect with a portfolio more than half invested in equities throughout the year. It underperformed stocks due to its bond holdings and the underperformance of its holdings in stocks of higher quality, relative to the market as a whole. (Bonds had but single digit returns, only slightly above their coupons.) By higher quality we mean that the Fund's equities were on average, relative to the broad equity market, less risky, of companies which are larger, less in debt, and generally faster in long-term growth in sales and earnings, with higher historical returns to assets and shareholder equity. The stocks in the portfolio are also normally less volatile in price and earnings per share.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

The reasons for the pause in the market's rise were many. One was indications of slightly slower current economic growth. A second was the continued very slow pace of job formation. The media continued to bombard us with anecdotal information suggesting that the job formation was in China and India, not the United States, despite evidence that the picture was more complex. Third, and probably the most important, is that the undervaluation of the market as a whole is now history. While the market is not back to its highs of early 2001, it is, overall, reasonably valued relative to earnings adjusted for inflation and interest rates. From this point on, the primary question is what the character of corporate earnings will be, how robust will they be, how they manifest themselves, and at what pace. Extracting corporate earnings growth will not be easy. The stocks of those companies that falter may not fair well, given the fair and full valuation of the equity markets.

Another reason for the pause, more ambiguous, and more confusing, was the unfolding political economy: the appearance on the scene, early, but surprisingly, of the Democratic Presidential candidate believed by most pundits to be the strongest challenger to the current Administration; and the saga, both sad and increasingly risky, of America's involvement in Iraq, including the Madrid bombing, the investigation into the biggest intelligence failure since Pearl Harbor, an Administration in danger of losing credibility with moderate voters (and some fiscal and non-interventionist conservatives), and the increasingly virulent Iraqi resistance to the American occupation. Security problems, wars, civil unrest to which we must respond, as we have noted ever since September 11, 2001, in coldly economic terms often mean a loss of productivity in an apparently economically active period, and ultimately more inflation. Likewise, Democratic successes often mean market trepidation. This time around, the inflation has been invisible, held back by a strong dollar, a virtually fixed Yuan exchange rate, and the global pop of the technology bubble. Those phenomena have, it seems, largely run their course. In addition, the Democratic candidate seems more fiscally conservative than the Republican incumbent. Therefore, the market's response has been to note all this with increasing quizzicality, and uncertainty.

THE CHARACTER OF THE MARKET ACTION CHANGED THIS QUARTER.

In 2003, the market rewarded risk. Indeed, there was close to perfect rank order in performance. If one divides the Standard and Poor's 500 into quintiles or 20% cohorts: the more volatile the stocks in a quintile, the better the quintile performed in 2003. The worse the historical shareholder return on equity

--------------------------------------------------------------------------------
(1) The S&P 500 Stock Index is generally representative of the U.S. stock market as a whole.

(2) The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities.
--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
Market and Performance Review (cont.)        Manager Commentary by Stephen Moody

in a quintile, the better the quintile did last year. The larger the companies in a quintile were, as measured by market capitalization, the worse the quintile did. For those companies with earnings, the higher the prices of companies were relative to their earnings (in terms of a price-to-earnings ratio(3), or P/E) the better the stock did. (Companies with no earnings and an infinite P/E did best of all.) Standard and Poor's ranks companies by financial quality and here too the poorest tended to do best. In almost every respect, the better did worse and the worse did better with surprising consistency.

In the first quarter, by way of contrast, there was a modest turn away from risk and toward more stable companies. Consumer staple stocks did best, firms that manufacture soap, sell groceries appreciating 5.1%. (This compares with relatively poor returns of 23.5% over the prior twelve months.) The information technology sector, with its boom and bust cyclicality and poorer earnings quality, actually declined 2.6% after soaring 43.5% in the previous 12 months.

OUR ECONOMIC OUTLOOK

So what does the future promise? The honest answer, of course, is nothing. Nevertheless, there are many reasons to think, as we have noted during all of last year, why this recovery is likely to persist. The first is momentum across almost every economic variable. The second is fiscal and monetary policy, both of which remain as expansionary as possible. The third is the falling dollar, which can drive U.S. exports. All of these bode well for corporate profits. The sustainability of this recovery does depend its breadth of the recovery, but all signs point to a strengthening job market that is likely to deepen as time goes on. There is now no economic indicator that is not trending up, though the climb is slow.

Where are the risks? First, there is the actual possibility, after all of these years, of renewed inflation. The falling dollar is one cause. The recovery is another. The replenishment of very low inventories could add to the pressure. Once the economy is not only firing on all cylinders, but at a more rapid rate, the supply lines will tighten. In addition, there is geopolitical risk, all of which portends continuing Governmental stimulus, as we continue to spend for internal and external security. In the end, as we noted after September 11, this will negatively influence the strong growth in productivity, but not initially. The continuing stimulus also creates a massive deficit, which could become costly in the future.

OUR PORTFOLIO STRATEGY

In this environment, we believe stocks are, for the time being, likely to remain a superior asset. Continued good earnings growth, particularly in the kinds of stocks we own should make stocks the superior, if not necessarily highly attractive, asset. Interest rate rises could hurt bonds. While inflation protected bonds may not suffer as much as interest rates rise due to inflation, longer fixed income assets could do quite poorly. Money market instruments do not even provide returns above inflation, so they are especially unattractive. For these reasons, we remain very equity-oriented in balanced portfolios. As of the quarter's end, as we have noted, the portfolio was about 70% in equities.

The bonds we own in the portfolio have been, in character, shorter than those of the broad bond market indices. This is likely to become more so as indications of inflation become more than a whiff.

In equities, we are shifting away from a greater emphasis on smaller companies and those with significant economic sensitivity to a greater emphasis on those with even more certain earnings growth, companies like SUN TRUST BANK (0.7%), an Atlantic coastal bank operating primarily below the Mason-Dixon line; DENTSPLY (1.5%), a leading distributor of dental supplies; and BECTON DICKINSON (0.6%), a manufacturer of medical supplies.+

AN ANNOUNCEMENT

We are delighted to announce that your investment managers have reached an agreement with our owners to purchase a one hundred percent interest in Boston Trust Investment Management, Inc. and with it, Walden Asset Management and Boston Trust and Investment Management Inc., which serves as investment adviser to this Fund. With this change, which should take place in three to six months, BTIM Corp., a new, solely employee-owned company, will become the sole owner of these subsidiaries. Please refer to Footnote No. 6 of the financial statements for additional information. We think it will result in no visible changes to you but will better align your interests with ours by making it easier to attract and keep the most talented individuals. If you have any questions whatsoever, please feel free to contact us directly.

/s/ Stephen Moody

Stephen Moody
Portfolio Manager
Boston Trust Investment Management, Inc.

--------------------------------------------------------------------------------
+        Portfolio composition is subject to change.

(3) PRICE/EARNINGS (P/E) RATIO is the price of a stock divided by its historical earnings per share.
--------------------------------------------------------------------------------

                                                     WALDEN SOCIAL BALANCED FUND
Investment Performance (unaudited)                                March 31, 2004

Fund Net Asset Value: $ 10.71

                                                                            ANNUALIZED
                                                                   ---------------------------
                                                       QUARTER                 SINCE INCEPTION
                                                       TO DATE     1 YEAR       JUNE 20, 1999
WALDEN SOCIAL BALANCED FUND*                             1.61%     18.91%           3.08%
Lipper Balanced Funds Average**                          2.08%     23.86%           1.90%
Standard & Poor's 500 Stock Index**                      1.69%     35.10%          -2.15%
Lehman Brothers Government/Credit Bond Index**           3.08%      6.15%           8.23%
90-Day U.S. Treasury Bills**                             0.23%      0.97%           3.10%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

** The performance data is calculated from June 17, 1999.

                                  [LINE GRAPH]

  S&P 500 Stock Index Lipper Balanced Funds Average Walden Social Balanced Fund
      90-Day U.S. Treasury Bills Lehman Brothers Gov't./Credit Bond Index
-------------------------------------------------------------------------------

 06/20/99       10000        10000        10000        10000        10000
                 9689         9818         9970        10037         9972
                 9641         9702         9830        10078         9964
                 9377         9581         9600        10117        10054
                 9970         9854         9930        10156        10080
                10173         9994        10060        10200        10075
 12/31/99       10771        10329        10329        10245        10013
                10230        10056        10127        10291        10011
                10037        10101        10006        10336        10136
                11018        10635        10783        10386        10283
                10687        10439        10642        10431        10232
                10468        10307        10410        10486        10223
                10725        10503        10743        10534        10432
                10558        10476        10712        10587        10542
                11213        10950        11106        10642        10691
                10621        10705        10773        10693        10731
                10576        10668        10965        10750        10799
                 9743        10260        10642        10804        10983
 12/31/00        9791        10523        10859        10854        11200
                10138        10753        10859        10905        11388
                 9214        10300        10438        10945        11505
                 8631         9947        10182        10985        11558
                 9301        10370        10520        11022        11472
                 9363        10443        10592        11055        11538
                 9136        10300        10356        11086        11593
                 9046        10295        10479        11120        11882
                 8480         9994        10192        11151        12034
                 7795         9471         9874        11176        12145
                 7944         9669        10018        11198        12453
                 8553        10046        10428        11215        12249
 12/31/01        8628        10111        10549        11231        12152
                 8502        10011        10549        11246        12242
                 8338         9918        10559        11260        12346
                 8652        10127        10685        11276        12095
                 8128         9906        10549        11293        12329
                 8068         9869        10538        11309        12443
                 7493         9436        10057        11324        12549
                 6909         8981         9775        11341        12700
                 6955         9068         9921        11357        12985
                 6200         8545         9556        11373        13264
                 6745         8864         9880        11388        13137
                 7141         9182        10036        11400        13145
 12/31/02        6722         8943         9904        11411        13493
                 6546         8811         9691        11423        13493
                 6448         8754         9670        11433        13733
                 6510         8789         9723        11444        13715
                 7046         9244        10107        11455        13862
                 7417         9649        10383        11465        14256
                 7512         9723        10426        11475        14199
                 7644         9734        10564        11484        13604
                 7793         9894        10692        11492        13693
                 7711         9904        10660        11502        14127
                 8147        10220        11054        11511        13948
                 8218        10317        11140        11520        13985
 12/31/03        8649        10661        11378        11529        14123
                 8808        10801        11486        11537        14252
                 8930        10936        11594        11546        14426
 03/31/04        8795        10886        11561        11556        14558

The chart represents a historical investment of $10,000 in the Walden Social Balanced Fund from June 20, 1999, to March 31, 2004, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, the Lehman Brothers Government/Credit Bond Index, the Lipper Balanced Funds Average and the 90-Day U.S. Treasury Bill Total Return Index.

The Standard & Poor's 500 Stock Index is an index of stocks that measures the asset-weighted performance of 500 stocks of large-capitalization companies. The Lehman Brothers Government/Credit Bond Index is generally representative of the performance of U.S. Treasury, U.S. government agency, and corporate debt securities. The 90-Day U.S. Treasury Bills are represented by the U.S. Treasury Bill Total Return Index. Treasury bills are government guaranteed and offer a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. All indices except the Lipper Balanced Funds Average are unmanaged; they do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. The Lipper Average is an equally weighted index of the largest managed mutual funds within their respective investment objectives, adjusted for the reinvestment of capital gains distributions and income dividends. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distributions.

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2004

 COMMON STOCKS (70.1%)

SECURITY DESCRIPTION                                  SHARES      VALUE ($)
--------------------                                  ------     -----------
BASIC MATERIALS (4.0%)
Bemis Co. ....................................        12,000         312,000
Donaldson Co., Inc. ..........................        12,000         318,360
Praxair, Inc. ................................         9,000         334,080
                                                                 -----------
                                                                     964,440
                                                                 -----------
CAPITAL GOODS (2.0%)
Dover Corp. ..................................         4,000         155,080
Illinois Tool Works, Inc. ....................         2,000         158,460
W.W. Grainger, Inc ...........................         3,700         177,600
                                                                 -----------
                                                                     491,140
                                                                 -----------
COMMUNICATION SERVICES (1.3%)
CenturyTel, Inc. .............................         6,000         164,940
Nokia AB, ADR ................................         7,000         141,960
                                                                 -----------
                                                                     306,900
                                                                 -----------
CONSUMER CYCLICALS (5.7%)
AutoZone, Inc. (b) ...........................           600          51,582
Home Depot, Inc. .............................         3,200         119,552
Honda Motor Co. Ltd., ADR ....................         7,000         161,980
Lear Corp. ...................................         2,500         154,900
McClatchy Co. - Class A ......................         2,500         177,600
Omnicom Group, Inc. ..........................         5,000         401,250
Staples, Inc. ................................         6,000         152,340
Washington Post Co. - Class B ................           200         176,882
                                                                 -----------
                                                                   1,396,086
                                                                 -----------
CONSUMER PRODUCTS (1.1%)
Aptargroup, Inc. .............................         4,000         153,600
Herman Miller, Inc. ..........................         4,000         106,520
                                                                 -----------
                                                                     260,120
                                                                 -----------
CONSUMER STAPLES (7.1%)
Alberto-Culver Co. ...........................         7,500         329,025
Colgate-Palmolive Co. ........................         4,000         220,400
Costco Wholesale Corp. (b) ...................         8,500         319,260
Hershey Foods Corp. ..........................         2,000         165,700
McCormick & Co., Inc. ........................         5,000         167,600
Pepsico, Inc. ................................         3,000         161,550
Sysco Corp ...................................         9,500         370,975
                                                                 -----------
                                                                   1,734,510
                                                                 -----------
ENERGY (2.1%)
BP PLC, ADR ..................................        10,000         512,000
                                                                 -----------
FINANCIAL SERVICES (15.5%)
Bank of America Corp. ........................         4,000         323,920
BB&T Corp. ...................................         3,780         133,434
Cincinnati Financial Corp ....................         6,000         260,700
Comerica, Inc. ...............................         4,000         217,280
Commerce Bancshares, Inc. ....................         5,250         250,478
Fair Issac Corp. .............................         5,550         200,244
Fannie Mae ...................................         5,400         401,490
Marsh & McLennan Cos., Inc. ..................         3,000         138,900
MBNA Corp. ...................................        12,000         331,560
Northern Trust Corp. .........................         3,700         172,383
State Street Corp. ...........................         4,000         208,520
Suntrust Banks, Inc. .........................         2,500         174,275
T. Rowe Price Group, Inc. ....................         5,000         269,150
Wells Fargo & Co. ............................         6,000         340,020
Wilmington Trust Corp. .......................        10,000         373,700
                                                                 -----------
                                                                   3,796,054
                                                                 -----------
HEALTH CARE (15.5%)
Amgen, Inc. (b) ..............................         2,200         127,974
Beckman Coulter, Inc .........................         3,000         163,620
Becton, Dickinson & Co .......................         3,000         145,440
Biomet, Inc. .................................         6,000         230,160
C.R. Bard, Inc. ..............................         2,000         195,280
Dentsply International, Inc. .................         8,000         354,640
Henry Schein, Inc. (b) .......................         2,500         178,550
Hillenbrand Industries, Inc. .................         2,400         162,936
IMS Health, Inc. .............................         7,000         162,820
Johnson & Johnson ............................         5,000         253,600
Medtronic, Inc. ..............................         7,600         362,899
Novartis AG - ADR ............................         8,000         340,800
Patterson Dental Co. (b) .....................         2,400         164,664
Pfizer, Inc ..................................         9,000         315,450
Respironics, Inc. (b) ........................         3,200         172,864
Stryker Corp. ................................         1,800         159,354
Teva Pharmaceutical Industries Ltd., ADR .....         5,000         317,050
                                                                 -----------
                                                                   3,808,101
                                                                 -----------
PRODUCER PRODUCTS (2.8%)
Baldor Electric Co. ..........................         5,000         114,900
Carlisle Cos., Inc. ..........................         5,600         317,240
Teleflex, Inc. ...............................         5,000         246,150
                                                                 -----------
                                                                     678,290
                                                                 -----------
RETAIL STORES (1.5%)
Ross Stores, Inc. ............................         6,000         183,660
TJX Cos., Inc. ...............................         7,000         171,920
                                                                 -----------
                                                                     355,580
                                                                 -----------
TECHNOLOGY (9.4%)
Adobe Systems, Inc. ..........................         4,000         157,720
Affiliated Computer Services, Inc. (b) .......         3,800         197,220
Applied Materials, Inc. (b) ..................        13,300         284,354
Automatic Data Processing, Inc. ..............         7,000         294,000
Cisco Systems, Inc. (b) ......................         8,000         188,160
Dell, Inc. (b) ...............................         4,000         134,480
EMC Corp. (b) ................................           200           2,722
Hewlett-Packard Co. ..........................         6,000         137,040
Intel Corp. ..................................         6,000         163,200
International Business Machines Corp. ........         1,500         137,760
Jabil Circuit, Inc. (b) ......................         5,000         147,150
KLA-Tencor Corp. (b) .........................         2,500         125,875
Microsoft Corp. ..............................         5,000         124,850
Waters Corp. (b) .............................         5,000         204,200
                                                                 -----------
                                                                   2,298,731
                                                                 -----------
TRANSPORTATION (2.1%)
Expeditors International of Washington, Inc...         4,000         157,960
Southwest Airlines Co. .......................         9,750         138,548
United Parcel Service, Inc. - Class B ........         3,000         209,520
                                                                 -----------
                                                                     506,028
                                                                 -----------
TOTAL COMMON STOCKS
(COST $14,764,061)............................                    17,107,980
                                                                 -----------

                                    Continued

                                                     WALDEN SOCIAL BALANCED FUND
Schedule of Portfolio Investments                                 March 31, 2004

 U.S. GOVERNMENT AGENCY OBLIGATIONS (23.1%)

                                                                        PRINCIPAL
SECURITY DESCRIPTION                                                      AMOUNT     VALUE ($)
--------------------                                                    ---------   -----------
FEDERAL FARM CREDIT BANK (2.8%)
5.95%, 3/5/08 .....................................................       100,000       112,109
6.00%, 3/7/11 .....................................................       500,000       568,850
                                                                                    -----------
                                                                                        680,959
                                                                                    -----------
FEDERAL HOME LOAN BANK (1.0%)
7.36%, 7/1/04 .....................................................       250,000       254,009
                                                                                    -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.9%)
5.25%, 1/15/09 ....................................................       500,000       549,842
6.00%, 5/15/11 ....................................................       350,000       399,180
                                                                                    -----------
                                                                                        949,022
                                                                                    -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (2.2%)
6.50%, 2/15/32 ....................................................       137,097       144,798
6.50%, 5/15/32 ....................................................       381,612       403,048
                                                                                    -----------
                                                                                        547,846
                                                                                    -----------
HOUSING AND URBAN DEVELOPMENT (3.1%)
7.15%, 8/1/04 .....................................................       500,000       510,102
7.50%, 8/1/11 .....................................................       200,000       236,766
                                                                                    -----------
                                                                                        746,868
                                                                                    -----------
U.S. TREASURY INFLATION PROTECTED BONDS (10.1%)
3.63%, 1/15/08 ....................................................     1,000,000     1,297,805
3.00%, 7/15/12 ....................................................     1,000,000     1,172,746
                                                                                    -----------
                                                                                      2,470,551
                                                                                    -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
(COST $ 5,323,800) ................................................                   5,649,255
                                                                                    -----------
 INVESTMENT COMPANIES (4.4%)

Fifth Third Institutional
 Government Money Market Fund .....................................     1,069,642     1,069,642
                                                                                    -----------
TOTAL INVESTMENT COMPANIES
(COST $1,069,642) .................................................                   1,069,642
                                                                                    -----------
 CERTIFICATES OF DEPOSIT (1.3%)

Albina Community Bancorp, 4.30%, 3/15/05 ..........................        25,000        25,000
Central Appalachian Peoples Federal Credit Union, 4.00%, 3/14/09...        25,000        25,000
Community Capital Bank, 4.57%, 7/20/04 ............................        50,000        50,000
Elk Horn Bank, 1.55%, 3/14/05 .....................................        25,000        25,000
Northeast Community Federal Credit Union, 1.00%, 3/15/05 ..........        25,000        25,000
Quitman TRI-COUNTY Bank, 2.00%, 1/9/06 ............................        25,000        25,000
ShoreBank Pacific, 4.55%, 7/13/04 .................................        50,000        50,539
ShoreBank, 1.10%, 2/10/05 .........................................        50,000        50,000
Vermont Development Credit, 5.20%, 7/13/04 ........................        50,000        50,000
                                                                                    -----------
TOTAL CERTIFICATES OF DEPOSIT
(COST $325,000) ...................................................                     325,539
                                                                                    -----------

 MUNICIPAL BONDS (0.9%)

MASSACHUSETTS (0.9%)

Massachusetts State Port Authority Revenue, 6.30%, 7/1/05 .........       200,000       211,632
                                                                                    -----------
TOTAL MUNICIPAL BONDS ($201,625) ..................................                     211,632
                                                                                    -----------
TOTAL INVESTMENTS
(COST $21,684,128) (A) - 99.8% ....................................                  24,364,048
Other assets in excess of liabilities - 0.2% ......................                      46,129
                                                                                    -----------
NET ASSETS - 100.0% ...............................................                 $24,410,177
                                                                                    -----------

Percentages indicated are based on net assets of $24,410,177.

(a) At March 31, 2004, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation                                         $ 2,962,683
Unrealized depreciation                                            (282,763)
                                                                -----------
Net unrealized appreciation                                     $ 2,679,920
                                                                ===========

(b)  Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

 STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:
Investments, at value (cost $21,684,128)......................................                    $ 24,364,048
Interest and dividends receivable.............................................                          69,160
Prepaid expenses..............................................................                           4,900
                                                                                                  ------------
    Total Assets..............................................................                      24,438,108

LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser...........................................................   $     10,843
 Administration...............................................................            595
 Custodian....................................................................            657
 Transfer Agent...............................................................          1,500
 Audit........................................................................          7,965
 Legal........................................................................          2,677
 Shareholder Reporting........................................................          2,291
 Other........................................................................          1,403
                                                                                 ------------
   Total Liabilities..........................................................                          27,931
                                                                                                  ------------

NET ASSETS....................................................................                    $ 24,410,177
                                                                                                  ============

COMPOSITION OF NET ASSETS:
Capital.......................................................................                    $ 22,806,388
Accumulated net investment income.............................................                          67,957
Accumulated net realized losses from investment transactions..................                      (1,144,088)
Unrealized appreciation from investments......................................                       2,679,920
                                                                                                  ------------
NET ASSETS....................................................................                    $ 24,410,177
                                                                                                  ============
Shares outstanding (par value $0.001, unlimited number of shares authorized)..                       2,278,760
                                                                                                  ============
Net Asset Value, Offering Price and Redemption Price per share................                    $      10.71
                                                                                                  ============

 STATEMENT OF OPERATIONS

For the year ended March 31, 2004

INVESTMENT INCOME:
 Interest.....................................................................                    $    334,656
 Dividend.....................................................................                         188,933
                                                                                                  ------------
   TOTAL INVESTMENT INCOME....................................................                         523,589
                                                                                                  ------------

EXPENSES:
 Investment Adviser...........................................................   $    165,223
 Administration...............................................................         44,060
 Accounting...................................................................         12,340
 Custodian....................................................................          7,167
 Transfer Agency..............................................................         18,000
 Audit........................................................................          4,443
 Legal........................................................................          4,672
 Shareholder Reporting........................................................          6,162
 Other........................................................................         15,019
                                                                                 ------------
   Total expenses before fee reductions.......................................                         277,086
   Fees reduced by the Administrator..........................................                         (11,015)
   Fees reduced by the Investment Adviser.....................................                         (45,614)
                                                                                                  ------------
   NET EXPENSES...............................................................                         220,457
                                                                                                  ------------
NET INVESTMENT INCOME.........................................................                         303,132
                                                                                                  ------------

NET REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized losses from investment transactions..............................                         (63,726)
Change in unrealized appreciation/(depreciation) from investments.............                       3,428,466
                                                                                                  ------------
Net realized/unrealized gains from investments................................                       3,364,740
                                                                                                  ------------
CHANGE IN NET ASSETS FROM OPERATIONS..........................................                    $  3,667,872
                                                                                                  ============

                        See Notes to Financial Statements

Financial Statements                                 WALDEN SOCIAL BALANCED FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                For the year ended       For the year ended
                                                                                  March 31, 2004           March 31, 2003
                                                                                ------------------       ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income...............................................             $    303,132              $    351,132
   Net realized losses from investment transactions....................                  (63,726)                 (247,699)
   Change in unrealized appreciation/(depreciation) from investments...                3,428,466                (1,768,130)
                                                                                    ------------              ------------
CHANGE IN NET ASSETS FROM OPERATIONS...................................                3,667,872                (1,664,697)
                                                                                    ------------              ------------
DIVIDENDS:
   Net investment income...............................................                 (313,402)                 (340,000)
                                                                                    ------------              ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................                 (313,402)                 (340,000)
                                                                                    ------------              ------------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.........................................                4,659,866                 4,282,014
   Dividends reinvested................................................                  310,821                   336,371
   Cost of shares redeemed.............................................               (2,442,908)               (1,871,696)
                                                                                    ------------              ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................                2,527,779                 2,746,689
                                                                                    ------------              ------------
CHANGE IN NET ASSETS...................................................                5,882,249                   741,992

NET ASSETS:
   Beginning of year...................................................               18,527,928                17,785,936
                                                                                    ------------              ------------
   End of year.........................................................             $ 24,410,177              $ 18,527,928
                                                                                    ============              ============

SHARE TRANSACTIONS:
   Issued..............................................................                  461,624                   449,648
   Reinvested..........................................................                   29,944                    36,014
   Redeemed............................................................                 (241,181)                 (198,186)
                                                                                    ------------              ------------
CHANGE IN SHARES.......................................................                  250,387                   287,476
                                                                                    ============              ============

                        See Notes to Financial Statements

FINANCIAL STATEMENTS                                 WALDEN SOCIAL BALANCED FUND

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                     For the         For the        For the        For the      For the period
                                                    year ended      year ended     year ended     year ended   June 20, 1999 to
                                                  March 31, 2004  March 31, 2003 March 31, 2002 March 31, 2001 March 31, 2000 (a)
                                                  --------------  -------------- -------------- -------------- ------------------
NET ASSET VALUE, BEGINNING OF PERIOD ...........     $    9.13      $   10.22      $    9.93      $   10.69      $   10.00
                                                     ---------      ---------      ---------      ---------      ---------
INVESTMENT ACTIVITIES:
 Net investment income .........................          0.13           0.18           0.18           0.19           0.13
 Net realized and unrealized gains
 (losses) from investment transactions..........          1.59          (1.10)          0.31          (0.77)          0.65
                                                     ---------      ---------      ---------      ---------      ---------
 Total from investment activities ..............          1.72          (0.92)          0.49          (0.58)          0.78
                                                     ---------      ---------      ---------      ---------      ---------
DIVIDENDS:
 Net investment income .........................         (0.14)         (0.17)         (0.20)         (0.18)         (0.09)
                                                     ---------      ---------      ---------      ---------      ---------
 Total dividends ...............................         (0.14)         (0.17)         (0.20)         (0.18)         (0.09)
                                                     ---------      ---------      ---------      ---------      ---------
NET ASSET VALUE, END OF PERIOD .................     $   10.71      $    9.13      $   10.22      $    9.93      $   10.69
                                                     =========      =========      =========      =========      =========

TOTAL RETURN ...................................         18.91%         (9.00%)         4.94%         (5.57%)         7.83%(b)

RATIOS/SUPPLEMENTARY DATA:
 Net Assets at end of period (000's) ...........     $  24,410      $  18,528      $  17,786      $  13,612      $  13,117
 Ratio of net expenses to average net assets ...          1.00%          1.00%          1.00%          1.00%          1.01%(c)
 Ratio of net investment income to average
  net assets....................................          1.38%          1.95%          1.85%          1.88%          1.70%(c)
 Ratio of expenses to average net assets (d) ...          1.21%          1.26%          1.28%          1.33%          1.34%(c)
 Portfolio turnover ............................         26.47%         40.07%         22.09%         29.06%         28.80%(c)

--------------------------------------------------------------------------------
(a)  Period from commenced operations.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

                                                       WALDEN SOCIAL EQUITY FUND
MARKET AND PERFORMANCE REVIEW (UNAUDITED)   Manager Commentary by Robert Lincoln

INVESTMENT CONCERNS:

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

THE WALDEN SOCIAL EQUITY MUTUAL FUND AND THE FINANCIAL MARKETS

In contrast to the volatile financial markets of recent years, the first quarter of 2004 proved relatively quiet as the Gross Domestic Product (the measure of the market value of the goods and services produced by labor and property in the United States) and corporate profits both expanded in line with consensus forecasts and interest rates remained near the low levels prevailing at year-end. The most disappointing economic news in recent months involved the anemic level of job creation, but while a surprise to most forecasters, this simply continued the lackluster trend set in 2003. The domestic political scene and emerging debate also unfolded well within most market expectations. Presumed Democratic nominee Kerry has attributed the skyrocketing Federal budget deficit to President Bush's economic irresponsibility, while President Bush has already characterized Senator Kerry as a classic tax and spend liberal. On the global political front, the Senator accuses the President of alienating our allies and bungling the Iraq nation building project, while the President labels the Senator as vacillating on key positions and generally soft on defense - political stances that are neither new nor surprising.

For the year ended March 31, 2004 the Walden Social Equity Fund produced a 32.14% total return compared to a 35.15% total return for the Fund's benchmark the S&P 500 Stock Index.(1)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. TOTAL RETURN FIGURES INCLUDE CHANGE IN SHARE PRICE, REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL US AT 1.800.282.8782 EXT. 7253.

The modest shortfall in performance relative to the S&P 500 Index(1) over the past twelve months primarily reflects the high quality, more conservative investment approach employed by the Fund. Stocks of smaller and more aggressive companies led the market advance over this period, particularly of those firms that operate in the technology and telecommunications sectors, both of which are underrepresented in the Fund. This type of disparity in performance is typical during periods of rapid economic and stock market gains. We are confident that the Fund's emphasis on stocks of well-established companies with proven sales and earnings trends may lead to an attractive risk/return balance over the long term.

OUR ECONOMIC OUTLOOK

Not only were there few material surprises in the first quarter economic reports, but the fundamental economic question we outlined in our year-end report also remains the same. Specifically, more pessimistic economists still argue that we are in a short-lived, jobless recovery, fueled by last year's mortgage refinancings and unbalanced tax cuts. More sanguine forecasters opine that the 2003 Federal tax cut together with low interest rates will lift the previously low level of consumer and business confidence sufficiently to foster capital investment and innovation, supporting an extended period of economic growth. The answer to this debate will become more evident as the year progresses and will no doubt have a major influence on the fall elections.

Politics aside, our own assessment for the year ahead remains on the more optimistic side of the economic debate. We are most encouraged by the continued strong improvement in productivity and a rise in the level of business capital investment. We believe both should contribute to the retention of a low rate of inflation in the quarters and years ahead, thereby allowing the Federal Reserve greater latitude with respect to raising interest rates. We also expect better news on job creation in the months ahead. Even if the news on new jobs is not particularly positive, however, it is important to recognize that corporate profits, which are the primary driver of stock prices, could continue to increase. The reason lies in the benefit corporate profit margins receive from relatively stable unit labor costs that result from strong productivity gains. If our economic optimism proves correct, stock prices should trend higher for the balance of 2004.

INVESTMENT STRATEGY

We continue to adhere to our primary investment style by focusing on companies with superior financial quality. Key issues in identifying such companies have evolved over the past year. For instance, balance sheets at many companies were strengthened as managements paid down long-term debt or took advantage of lower rates to refinance. Working capital has also been allocated more efficiently at many companies as managements improved inventory controls, and capital spending budgets have often been pared with the goal of employing more efficiently assets acquired during the high spending years of the late 1990s. On the other

--------------------------------------------------------------------------------
(1) The S&P 500 STOCK INDEX is generally representative of the U.S. stock market as a whole.
--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
Market and Performance Review, (Cont.)      Manager Commentary by Robert Lincoln

hand, large option grants at many companies still threaten to absorb a hefty share of cash flows, and we have found that the analysis of pension fund obligations and assets is ever more critical in understanding the long-term health of the companies we consider for investment.

Our analysis of market economic sector attractiveness has led us to emphasize financial and healthcare companies. Many of the former, particularly regional banks could benefit from the improving financial conditions of corporate borrowers and the cost savings generated by in-market mergers. Equally important, many companies in the sector continue to be valued at price-to-earnings ratios (ratio of stock's price divided by it earnings-per-share) of 15 or lower, a level that we believe reflects growth prospects that may be readily achievable. Healthcare companies, we believe, will continue to benefit from favorable demographics. Within this sector, we have favored medical device manufacturers where the pace of innovation is steady and pricing flexibility is relatively strong. Finally, we continue to underweight technology stocks. While many of these companies have underperformed the market over the past quarter, prices will need to fall further before their valuation levels, according to our analysis, appropriately discounts their prospects.+

On behalf of Boston Trust, we are very pleased to announce that the senior managers recently signed an agreement to purchase 100% of the equity of our firm from Citizens Financial Group. Please refer to Footnote No. 6 of the financial statements for additional information.

/s/ Robert Lincoln

Robert Lincoln
Portfolio Manager
Boston Trust Investment Management, Inc.

--------------------------------------------------------------------------------
+ Portfolio composition is subject to change.
--------------------------------------------------------------------------------

                                                       WALDEN SOCIAL EQUITY FUND
Investment Performance (unaudited)                                March 31, 2004

Fund Net Asset Value: $10.85

                                                             ANNUALIZED
                                                     --------------------------
                                         QUARTER                SINCE INCEPTION
                                         TO DATE     1 YEAR      JUNE 20, 1999
WALDEN SOCIAL EQUITY FUND*                1.97%      32.14%           2.24%
Standard & Poor's 500 Stock Index**       1.69%      35.10%          -2.15%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-282-8782 EXT. 7253.

* After all expenses at an annual rate of 1.00%, the adviser's expense limitation.

** The performance data being shown for the S&P 500 is calculated from June 17, 1999.

                                  [LINE GRAPH]

                  S&P 500 Stock Index Walden Social Equity Fund
------------------------------------------------------------------------------

              06/20/99               10000                   10000
                                      9689                   10110
                                      9641                    9910
                                      9377                    9460
                                      9970                    9850
                                     10173                   10100
              12/31/99               10771                   10290
                                     10230                    9937
                                     10037                    9665
                                     11018                   10694
                                     10687                   10492
                                     10468                   10361
                                     10725                   10482
                                     10558                   10210
                                     11213                   10734
                                     10621                   10341
                                     10576                   10553
                                      9743                   10149
              12/31/00                9791                   10513
                                     10138                   10554
                                      9214                    9986
                                      8631                    9612
                                      9301                   10138
                                      9363                   10270
                                      9136                    9936
                                      9046                   10108
                                      8480                    9723
                                      7795                    9034
                                      7944                    9156
                                      8553                    9835
              12/31/01                8628                   10065
                                      8502                   10035
                                      8338                   10086
                                      8652                   10432
                                      8128                   10106
                                      8068                    9974
                                      7493                    9293
                                      6909                    8744
                                      6955                    8917
                                      6200                    8134
                                      6745                    8754
                                      7141                    9079
              12/31/02                6722                    8762
                                      6546                    8455
                                      6448                    8363
                                      6510                    8414
                                      7046                    9027
                                      7417                    9405
                                      7512                    9497
                                      7644                    9783
                                      7793                   10007
                                      7711                    9895
                                      8147                   10446
                                      8218                   10528
              12/31/03                8649                   10904
                                      8808                   11150
                                      8930                   11273
              03/31/04                8795                   11119

The chart represents a historical investment of $10,000 in the Walden Social Equity Fund from June 20, 1999, to March 31, 2004, and represents the reinvestment of dividends and capital gains in the Fund.

The Fund's performance is compared to the Standard & Poor's 500 Stock Index, which is an unmanaged index of stocks that measures the asset-weighted performance of 500 stocks of large capitalization companies. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in the underlying securities.

The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of fund shares or fund distribution.

                                                       WALDEN SOCIAL EQUITY FUND
Schedule of Portfolio Investments                                 March 31, 2004

 COMMON STOCKS (99.0%)

SECURITY DESCRIPTION                                     SHARES      VALUE ($)
--------------------                                     ------     -----------
BASIC MATERIALS (4.3%)
Bemis Co.......................................          16,000         416,000
Donaldson Co., Inc.............................          20,000         530,600
Ecolab, Inc....................................          14,000         399,420
Sealed Air Corp. (b)...........................           8,000         397,840
                                                                    -----------
                                                                      1,743,860
                                                                    -----------
CAPITAL GOODS (4.6%)
Dover Corp.....................................          12,000         465,240
Eaton Corp.....................................          11,000         618,090
Illinois Tool Works, Inc.......................          10,000         792,300
                                                                    -----------
                                                                      1,875,630
                                                                    -----------
COMMUNICATION SERVICES (2.9%)
Alltel Corp....................................           8,000         399,120
Bellsouth Corp.................................          15,000         415,350
Nokia AB, ADR..................................          18,000         365,040
                                                                    -----------
                                                                      1,179,510
                                                                    -----------
CONSUMER CYCLICALS (8.4%)
La-Z-Boy, Inc..................................          15,000         326,400
Leggett & Platt, Inc...........................          20,000         474,200
McClatchy Co. - Class A........................          10,000         710,400
Nike, Inc. - Class B...........................          10,000         778,700
Staples, Inc. (b)..............................          15,500         393,545
Washington Post Co. - Class B..................             800         707,528
                                                                    -----------
                                                                      3,390,773
                                                                    -----------
CONSUMER PRODUCTS (1.6%)
Aptargroup, Inc................................          16,500         633,600
                                                                    -----------
CONSUMER STAPLES (9.0%)
Alberto-Culver Co..............................           9,900         434,313
Colgate-Palmolive Co...........................           6,000         330,600
Costco Wholesale Corp. (b).....................          20,000         751,200
CVS Corp.......................................          10,000         353,000
Hershey Foods Corp.............................           6,500         538,525
Pepsico, Inc...................................          10,000         538,500
Sysco Corp.....................................          17,600         687,280
                                                                    -----------
                                                                      3,633,418
                                                                    -----------
ENERGY (3.5%)
Apache Corp....................................           7,000         302,190
BP PLC, ADR....................................          22,000       1,126,400
                                                                    -----------
                                                                      1,428,590
                                                                    -----------
FINANCIAL SERVICES (25.7%)
American International Group, Inc..............           6,000         428,100
AmSouth Bancorporation.........................          20,000         470,200
Bank of America Corp...........................          10,000         809,800
Chubb Corp.....................................           7,000         486,780
Cincinnati Financial Corp......................          18,000         782,100
Comerica, Inc..................................           9,000         488,880
Commerce Bancshares, Inc.......................          12,600         601,146
Fannie Mae.....................................          10,000         743,500
Marsh & McLennan Cos., Inc.....................          10,000         463,000
MBNA Corp......................................          20,000         552,600
Northern Trust Corp............................          13,200         614,988
State Street Corp..............................          12,000         625,560
Suntrust Banks, Inc............................          11,400         794,694
T. Rowe Price Group, Inc.......................          16,500         888,195
Wells Fargo & Co...............................          14,000         793,380
Wilmington Trust Corp..........................          22,000         822,140
                                                                    -----------
                                                                     10,365,063
                                                                    -----------
HEALTH CARE (17.8%)
Amgen, Inc. (b)................................           6,000         349,020
Becton, Dickinson & Co.........................          11,000         533,280
Biomet, Inc....................................          14,000         537,040
C.R. Bard, Inc.................................           9,000         878,760
Dentsply International, Inc....................          10,000         443,300
Henry Schein, Inc. (b).........................           6,000         428,520
Hillenbrand Industries, Inc....................           7,700         522,753
IMS Health, Inc................................          20,000         465,200
Johnson & Johnson..............................          12,000         608,640
Medtronic, Inc.................................          15,000         716,250
Merck & Co., Inc...............................          12,000         530,280
Pfizer, Inc....................................          20,000         701,000
Teva Pharmaceutical Industries Ltd., ADR.......           7,100         450,211
                                                                    -----------
                                                                      7,164,254
                                                                    -----------
PRODUCER PRODUCTS (1.8%)
Teleflex, Inc..................................          15,000         738,450
                                                                    -----------
RETAIL STORES (2.7%)
Ross Stores, Inc...............................          20,000         612,200
TJX Cos., Inc..................................          20,000         491,200
                                                                    -----------
                                                                      1,103,400
                                                                    -----------
TECHNOLOGY (15.0%)
Adobe Systems, Inc.............................           9,000         354,870
Applied Materials, Inc. (b)....................          25,000         534,500
Automatic Data Processing, Inc.................          11,000         462,000
Cisco Systems, Inc. (b)........................          20,000         470,400
Dell, Inc. (b).................................          16,500         554,730
Diebold, Inc...................................          14,000         673,680
EMC Corp. (b)..................................          16,500         224,565
Intel Corp.....................................          20,000         544,000
International Business Machines Corp...........           6,000         551,040
Jabil Circuit, Inc. (b)........................          11,000         323,730
KLA-Tencor Corp. (b)...........................           7,000         352,450
Microsoft Corp.................................          25,000         624,250
Waters Corp. (b)...............................          10,000         408,400
                                                                    -----------
                                                                      6,078,615
                                                                    -----------
TRANSPORTATION (1.7%)
United Parcel Service, Inc. - Class B..........          10,000         698,400
                                                                    -----------
TOTAL COMMON STOCKS
(COST $33,455,669).............................                      40,033,563
                                                                    -----------
 INVESTMENT COMPANIES (1.0%)

Fifth Third Institutional Government
     Money Market Fund.........................         397,047         397,047
                                                                    -----------
TOTAL INVESTMENT COMPANIES
(COST $397,047)................................                         397,047
                                                                    -----------
TOTAL INVESTMENTS
(COST $33,852,716) (A) - 100.0%................                      40,430,610
Other assets in excess of liabilities - 0.0%...                          15,100
                                                                    -----------
NET ASSETS - 100.0%............................                     $40,445,710
                                                                    -----------

Percentages indicated are based on net assets of $40,445,710.

(a) At March 31, 2004, the basis of investments for federal income tax purposes was $33,856,144. Unrealized appreciation and depreciation were as follows:

Unrealized appreciation                                         $ 7,460,054
Unrealized depreciation                                            (885,588)
                                                                -----------
Net unrealized appreciation                                     $ 6,574,466
                                                                ===========

(b)  Represents non-income producing security.

ADR - American Depositary Receipt

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

 STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004

ASSETS:
Investments, at value (cost $33,852,716 )......................................                       $ 40,430,610
Interest and dividends receivable..............................................                             55,607
Prepaid expenses...............................................................                              5,137
                                                                                                      ------------
    TOTAL ASSETS...............................................................                         40,491,354

LIABILITIES:
Accrued expenses and other liabilities:
 Investment Adviser............................................................     $     20,946
 Administration................................................................              982
 Custody.......................................................................              951
 Transfer Agent................................................................            1,500
 Audit.........................................................................           12,324
 Legal.........................................................................            3,998
 Shareholder Report............................................................            3,688
 Other.........................................................................            1,255
                                                                                    ------------
   TOTAL LIABILITIES...........................................................                             45,644
                                                                                                      ------------
NET ASSETS.....................................................................                       $ 40,445,710
                                                                                                      ============
COMPOSITION OF NET ASSETS:

Capital........................................................................                       $ 36,098,125
Accumulated net investment income..............................................                             52,511
Accumulated net realized losses from investment transactions...................                         (2,282,820)
Unrealized appreciation from investments.......................................                          6,577,894
                                                                                                      ------------
NET ASSETS.....................................................................                       $ 40,445,710
                                                                                                      ============
Shares outstanding (par value $0.001, unlimited number of shares authorized)...                          3,728,882
                                                                                                      ============
Net Asset Value, Offering Price and Redemption Price per share.................                       $      10.85
                                                                                                      ============

 STATEMENT OF OPERATIONS

For the year ended March 31, 2004

INVESTMENT INCOME:
Dividend.......................................................................                       $    508,715
Interest.......................................................................                              4,917
                                                                                                      ------------
    TOTAL INVESTMENT INCOME....................................................                            513,632
                                                                                                      ------------
EXPENSES:
 Investment Adviser............................................................     $    265,878
 Administration................................................................           70,901
 Accounting....................................................................            8,070
 Custodian.....................................................................           10,728
 Transfer Agency...............................................................           18,000
 Audit.........................................................................            7,256
 Legal.........................................................................            6,872
 Shareholder Reporting.........................................................           10,118
 Other.........................................................................           14,484
                                                                                    ------------
   Total expenses before fee reductions........................................                            412,307
   Fees reduced by the Administrator...........................................                            (17,725)
   Fees reduced by the Investment Adviser......................................                            (39,696)
                                                                                                      ------------
   NET EXPENSES................................................................                            354,886
                                                                                                      ------------

NET INVESTMENT INCOME..........................................................                            158,746
                                                                                                      ------------
NET REALIZED/UNREALIZED GAINS FROM INVESTMENTS:

Net realized gains from investment transactions................................                          1,191,725
Change in unrealized appreciation/(depreciation) from investments..............                          7,795,313
                                                                                                      ------------
Net realized/unrealized gains from investments.................................                          8,987,038
                                                                                                      ------------
CHANGE IN NET ASSETS FROM OPERATIONS...........................................                       $  9,145,784
                                                                                                      ============

                       See Notes to Financial Statements.

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

 STATEMENTS OF CHANGES IN NET ASSETS

                                                                                For the year ended         For the year ended
                                                                                  March 31, 2004             March 31, 2003
                                                                                ------------------         ------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income...............................................             $    158,746              $    117,337
   Net realized gains (losses) from investment transactions............                1,191,725                (2,151,761)
   Change in unrealized appreciation/(depreciation) from investments...                7,795,313                (3,223,746)
                                                                                    ------------              ------------
CHANGE IN NET ASSETS FROM OPERATIONS...................................                9,145,784                (5,258,170)
                                                                                    ------------              ------------

DIVIDENDS:
   Net investment income...............................................                 (134,257)                 (109,000)
                                                                                    ------------              ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER DIVIDENDS........................                 (134,257)                 (109,000)
                                                                                    ------------              ------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares issued.........................................                9,132,887                 7,543,476
   Dividends reinvested................................................                  121,057                   108,960
   Cost of shares redeemed.............................................               (4,269,957)               (1,450,934)
                                                                                    ------------              ------------
CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS...................                4,983,987                 6,201,502
                                                                                    ------------              ------------
CHANGE IN NET ASSETS...................................................               13,995,514                   834,332

NET ASSETS:
   Beginning of year...................................................               26,450,196                25,615,864
                                                                                    ------------              ------------
                                                                                    $ 40,445,710              $ 26,450,196
                                                                                    ============              ============

SHARE TRANSACTIONS:
   Issued..............................................................                  931,495                   871,957
   Reinvested..........................................................                   11,674                    12,524
   Redeemed............................................................                 (425,842)                 (170,784)
                                                                                    ------------              ------------
CHANGE IN SHARES.......................................................                  517,327                   713,697
                                                                                    ============              ============

                        See Notes to Financial Statements

Financial Statements                                   WALDEN SOCIAL EQUITY FUND

 FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period indicated.

                                                          For the       For the       For the        For the       For the period
                                                        year ended     year ended    year ended     year ended    June 20, 1999 to
                                                      March 31, 2004 March 31, 2003 March 31, 2002 March 31, 2001 March 31, 2000 (a)
                                                      -------------- -------------- -------------- -------------- ------------------
NET ASSET VALUE, BEGINNING OF PERIOD...............      $  8.24         $ 10.26       $  9.49        $ 10.60        $ 10.00
                                                         -------         -------       -------        -------        -------

INVESTMENT ACTIVITIES:
   Net investment income...........................         0.04            0.04          0.04           0.03           0.02
   Net realized and unrealized gains (losses)
     from investment transactions..................         2.61           (2.02)         0.77          (1.10)          0.67
                                                         -------         -------       -------        -------        -------
   Total from investment activities................         2.65           (1.98)         0.81          (1.07)          0.69
                                                         -------         -------       -------        -------        -------
DIVIDENDS:
   Net investment income...........................        (0.04)          (0.04)        (0.04)         (0.04)         (0.01)
   In excess of net realized gains.................           --              --            --             --          (0.08)
                                                         -------         -------       -------        -------        -------
   Total dividends.................................        (0.04)          (0.04)        (0.04)         (0.04)         (0.09)
                                                         -------         -------       -------        -------        -------

NET ASSET VALUE, END OF PERIOD.....................      $ 10.85         $  8.24       $ 10.26        $  9.49        $ 10.60
                                                         =======         =======       =======        =======        =======

TOTAL RETURN.......................................        32.14%         (19.34%)        8.53%        (10.12%)         6.94%(b)

RATIOS/SUPPLEMENTARY DATA:
   Net Assets at end of period (000's).............      $40,446         $26,450       $25,616        $21,366       $ 25,064
   Ratio of net expenses to average net assets.....         1.00%           1.00%         1.00%          1.00%          1.00%(c)
   Ratio of net investment income to average
      net assets...................................         0.45%           0.48%         0.35%          0.33%          0.28%(c)
   Ratio of expenses to average net assets (d).....         1.16%           1.18%         1.18%          1.19%          1.18%(c)
   Portfolio turnover..............................        22.33%          16.10%        22.42%         45.26%         28.57%(c)

--------------------------------------------------------------------------------
(a)  Period from commenced operations.

(b)  Not annualized.

(c)  Annualized.

(d) During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

                        See Notes to Financial Statements

Notes to Financial Statements                                     March 31, 2004

1.   ORGANIZATION:

     The Coventry Group (the "Group") was organized as a Massachusetts business trust on January 8, 1992 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The accompanying financial statements are those of the Walden Social Balanced Fund and Walden Social Equity Fund (individually, a "Fund", collectively, the "Funds"). The Funds are a separate series of the Coventry Group. Financial statements for all other series are published separately.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Funds in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     SECURITY VALUATION:

     The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Group's Board of Trustees.

     Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Group's Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant (straight-line) basis to the maturity of the security.

     SECURITY TRANSACTIONS AND RELATED INCOME:

     Security transactions are accounted for on trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the accretion or amortization of discount or premium. Dividend income is recorded on the ex-dividend date.

     EXPENSE ALLOCATION:

     Expenses directly attributable to a Fund are generally charged directly to that Fund. Expenses relating to the Group are generally allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis.

     DIVIDENDS TO SHAREHOLDERS:

     Dividends from net investment income and net realized gains, if any, are declared and distributed annually. Additional dividends are also paid to the Fund's shareholders to the extent necessary to avoid the federal excise tax on certain undistributed net investment income and net realized gains.

     The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified to capital; temporary differences do not require reclassification.

     FEDERAL INCOME TAXES:

     Each Fund is a separate taxable entity for federal tax purposes. Each Fund has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. For federal income tax purposes, the Walden Social Balanced Fund and Walden Social Equity Fund have capital loss carry forwards of $1,144,088 and $2,279,392, respectively, available to offset future gains, if any, which are broken down by expiration date as follows. Accordingly, no provision for federal income tax is required.

                                 AMOUNT        EXPIRES
                               ----------      -------
Walden Social Balanced Fund    $   28,136       2008
                                   17,496       2009
                                  463,541       2010
                                  571,189       2011
                                   63,726       2012

Walden Social Equity Fund         950,879       2010
                                1,328,513       2011

                                    Continued

Notes to Financial Statements                                     March 31, 2004

3.   RELATED PARTY TRANSACTIONS:

     INVESTMENT ADVISER:

     Boston Trust Investment Management, Inc. (the "Investment Adviser") acts as the investment adviser to the Funds. For its services, the Investment Adviser is entitled to receive a fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.75%.

     ADMINISTRATION:

     BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), who serves the Funds as administrator, is a wholly owned subsidiary of The BISYS Group, Inc., with whom certain officers and trustees of the Group are affiliated. Such persons are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS Ohio receives an annual fee, computed daily and paid monthly, based on the average daily net assets of each Fund, at an annual rate of 0.20%.

     DISTRIBUTION:

     BISYS Fund Services Limited Partnership, a wholly owned subsidiary of The BISYS Group, Inc., serves as the Funds' distribution agent.

     CUSTODIAN, TRANSFER AGENCY AND FUND ACCOUNTING:

     Boston Trust & Investment Management Company acts as the Fund's custodian and transfer agent. Under the custody agreement, Boston Trust & Investment Management Company receives an annual fee computed daily and paid monthly based on the average daily net assets. Boston Trust & Investment Management Company receives a fixed fee accrued daily and paid monthly for its services as the transfer agent. BISYS Ohio provides fund accounting services for the Funds. For these services to the Funds, BISYS Ohio receives an annual fee accrued daily and paid monthly.

     FEE REDUCTIONS:

     The Investment Adviser has agreed to reduce its fees payable by the Funds to the extent necessary to limit the Funds' aggregate annual operating expenses to 1.00% of the average daily net assets. Any such reductions made by the Investment Adviser in its fees or payments or reimbursement of expenses which are the Funds' obligation may be subject to repayment by the Funds within three years provided the Funds are able to effect such repayment and remain in compliance with applicable limitations. Pursuant to its agreement, for the year ended March 31, 2004, the Investment Adviser reimbursed fees in the amount of $45,614 and $39,696 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively. As of March 31, 2004, the Investment Advisor may recoup $119,617 and $102,706 from the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

     BISYS Ohio has agreed to reduce its administrative fees. For the year ended March 31, 2004, BISYS Ohio voluntarily waived fees in the amount of $11,015 and $17,725 for the Walden Social Balanced Fund and Walden Social Equity Fund, respectively.

4.   PURCHASES AND SALES OF SECURITIES:

     Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the year ended March 31, 2004, totaled:

                                          Purchases         Sales
                                          ----------     ----------
Walden Social Balanced Fund               $ 7,580,382    $5,490,589
Walden Social Equity Fund                  12,760,144     7,748,306

5.   OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     The tax character of dividends paid during the years ended March 31, 2004 and 2003 for the Walden Social Balanced and Walden Social Equity Fund, were as follows:

Walden Social Balanced            2004               2003
                                --------           --------
Ordinary Income                 $313,402           $340,000
Long Term Capital Gains               --                 --
                                --------           --------
                                $313,402           $340,000
                                ========           ========

Walden Social Equity              2004               2003
                                --------           --------
Ordinary Income                 $134,257           $109,000
Long Term Capital Gains               --                 --
                                --------           --------
                                $134,257           $109,000
                                ========           ========

     As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

                                 Walden Social Balanced    Walden Social Equity
                                 ----------------------    --------------------
Undistributed Ordinary Income          $     67,957              $     52,511
Capital Loss Carry Forward               (1,144,088)               (2,279,392)
Unrealized Appreciation                   2,679,920                 6,574,466
                                       ------------              ------------
Accumulated Earnings                   $  1,603,789              $  4,347,585
                                       ------------              ------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sales.

                                    Continued

Notes to Financial Statements                                     March 31, 2004

6.   MATERIAL EVENT (UNAUDITED):

     In March, 2004 Citizens Financial Group, Inc., parent company of Boston Trust & Investment Management Company ("Boston Trust"), agreed to sell the capital stock of Boston Trust, parent company of the Investment Adviser, to a holding company created by the principals of Boston Trust. The transaction will give the current five principals of Boston Trust control of the firm. The transaction is expected to close, subject to regulatory approval, prior to the end of the third quarter of 2004.

     The transaction is a transfer of ownership from one holding company to another and will not impact the Adviser's investment philosophy, approach, process, fee structures or rebates applied to the Funds, or the constitution of current personnel, including the portfolio managers of the Funds. The transaction will trigger a proxy solicitation to shareholders asking their approval of a new investment advisory agreement for the Funds having the same fees, terms and conditions as the existing agreement.

7.   PROXY VOTING INFORMATION (UNAUDITED):

     A description of the policies and procedures that the Funds' use to determine how to vote proxies relating to portfolio securities is available
     (i) without charge, upon request, by calling 1-800-282-8782 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the Walden Social Balanced Fund and the Walden Social Equity Fund of The Coventry Group:

We have audited the accompanying statements of assets and liabilities of the Walden Social Balanced Fund and Walden Social Equity Fund, each a series of shares of The Coventry Group (a Massachusetts business trust), including the schedules of portfolio investments, as of March 31, 2004, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended March 31, 2002 and the period ended March 31, 2000 were audited by other auditors whose report dated May 15, 2002 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Walden Social Balanced Fund and Walden Social Equity Fund as of March 31, 2004, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April 28, 2004

Information about Trustees and Officers (unaudited)               March 31, 2004

                         POSITION(S)    TERM OF OFFICE AND                                     NUMBER OF PORTFOLIOS  OTHERTRUSTEE-
                          HELD WITH       LENGTH OF TIME         PRINCIPAL OCCUPATION(S)         IN FUND COMPLEX     SHIPS HELD BY
NAME, ADDRESS, AND AGE       FUND            SERVED                DURING PAST 5 YEARS         OVERSEEN BY TRUSTEE     TRUSTEE*
----------------------  --------------  -------------------  --------------------------------- -------------------- ---------------
INDEPENDENT TRUSTEES

Maurice G. Stark        Trustee          2/92 to present     Retired.                                   16
3435 Stelzer Road
Columbus, OH 43219
Age: 68

John H. Ferring IV      Trustee          5/98 to present     President and owner, Plaze, Inc.,          16
3435 Stelzer Road                                            St. Clair, MO (packaging manu-
Columbus, OH 43219                                           facturer) - 1979 to present
Age: 51

Michael M. Van Buskirk  Trustee          2/92 to present     Employee of and currently                  16          BISYS Variable
3435 Stelzer Road                                            President of The Ohio Bankers                          Insurance Funds
Columbus, OH 43219                                           League (trade association)--
Age: 57                                                      6/91 to present

INTERESTED TRUSTEES

Jeffrey J. Young(1)     Chairman and     8/99 to present     Employee of BISYS Fund Ser-                16
3435 Stelzer Road       Trustee                              vices--10/93 to present
Columbus, OH 43219
Age: 39

Walter B. Grimm(1)      President        4/96 to present     Employee of BISYS Fund Ser-                16          American
3435 Stelzer Road                                            vices--6/92 to present                                 Performance
Columbus, OH 43219                                                                                                  Funds
Age: 58

OFFI CERS WHO ARE NOT TRUSTEES

Jennifer J. Hankins     Vice President   Since 1998          Employee of BISYS Fund Ser-
3435 Stelzer Road                                            vices--9/88 to present
Columbus, OH 43219
Age: 37

Lara Bocskey            Vice President   Since 2002          Employee of BISYS Fund
3435 Stelzer Road                                            Services--5/98 to present;
Columbus, OH 43219                                           Employee of First of America
Age: 33                                                      Bank Corporation from 1996
                                                             to 1998

Nadeem Yousaf           Treasurer        Since 1999          Employee of BISYS Fund Servic-
3435 Stelzer Road                                            es--8/99 to present; Employee
Columbus, OH 43219                                           of Investors Bank and Trust
Age: 35                                                      from 3/97 - 6/99; Employee of
                                                             PricewaterhouseCoopers LLP
                                                             from 10/94 - 3/97

George L. Stevens       Secretary        Since 1996          Employee of BISYS Fund Ser-
3435 Stelzer Road                                            vices--9/96 to present
Columbus, OH 43219
Age: 52

Alaina V. Metz          Assistant        Since 1995          Employee of BISYS Fund Ser-
3435 Stelzer Road       Secretary                            vices--6/95 to present
Columbus, OH 43219
Age: 35

--------------------------------------------------------------------------------
*    Not reflected in prior column.

(1) Mr. Grimm and Mr. Young may be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

                  This page intentionally left blank.

INVESTMENT ADVISER
Boston Trust Investment Management, Inc.
40 Court Street
Boston, MA 02108

CUSTODIAN AND TRANSFER AGENT
Boston Trust & Investment Management Company
40 Court Street
Boston, MA 02108

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, OH 43219

AUDITORS
Tait, Weller & Baker
1818 Market Street
Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and subject to change.

                                                [LOGO] Printed on Recycled Paper

[LOGO] THE SHELBY FUNDS

                                SMC Capital, Inc.
                               Investment Advisor

                                  ANNUAL REPORT
                                       TO
                                  SHAREHOLDERS
                                 March 31, 2004

                     BISYS Fund Services Limited Partnership
                                3435 Stelzer Road
                              Columbus, Ohio 43219

MESSAGE FROM THE INVESTMENT ADVISOR
                                                                The Shelby Funds

Dear Shareholder:                                                 April 21, 2004

A year ago, uncertainty dominated the headlines. The market had just completed its third consecutive year of negative declines - a grueling bear market that saw, peak to trough, the S&P 500 lose nearly half its value. Scandals plagued Wall Street and Corporate America, while our Nation stood on the brink of war. Investor confidence was the lowest in nearly a decade.

Against that backdrop of doom and gloom, we outlined our case for a market recovery. In our previous Annual Letter to Shareholders, we stated that we believed, "both the economy and the market have turned." We further stated that valuations, though not low by historical measures, offered room for upside. We concluded that, "as 2003 progresses, investors will become increasingly comfortable returning to equity markets." Fortunately, we were correct in our analysis.

For the twelve-month period ending March 31, 2004, The Shelby Fund Class Y returned 36.87%, versus 35.12% for the S&P 500 and 63.83% for the Russell 2000. The Shelby Large Cap Fund returned 26.98%. The Shelby Fund benefited from its more aggressive objective, as high growth Sectors such as Technology and Consumer Discretionary led the early stage of the recovery. The Shelby Large Cap Fund was modestly impacted by the same trend, as its objective is to seek more stable growth in earnings. As the recovery matures, we believe both funds could capitalize on their complementary strategies.

Overall, our outlook has not changed. Virtually all of our key indicators point toward continued strength across the global economy. While growth in corporate profits may be moderate over the coming months, and interest rates should slowly begin to rise, we believe the market is in the mid-stages of a sustained recovery that could lift equities to higher levels in the months ahead.

Sincerely,

/s/ Darrell R. Wells    /s/ Holland N. McTyeire IV      /s/ James C. Shircliff
Darrell R. Wells        Holland N. McTyeire, IV, CFA    James C. Shircliff, CFA
/s/ R. Andrew Beck      /s/ Brian S. Stivers
R. Andrew Beck          Brian S. Stivers

The Shelby Funds

                                     [CHART]

                                 The Shelby Fund
                         Value of a $10,000 Investment**
                                (Class Y Shares)

                 The Shelby Fund         S&P 500           Russell 2000
                 ---------------        ---------          ------------
03/31/1994         $  10,000            $  10,000           $  10,000
03/31/1995            10,459               11,558              10,550
03/31/1996            13,712               15,262              13,615
03/31/1997            13,295               18,281              14,310
03/31/1998            18,476               27,073              20,322
03/31/1999            20,425               32,071              17,019
03/31/2000            37,184               37,826              23,366
03/31/2001            17,290               29,626              19,784
03/31/2002            17,802               29,698              22,550
03/31/2003            13,624               22,343              16,470
03/31/2004            18,647               30,193              26,983

Past performance is not predictive of future results.

      This chart shows the impact of market changes on a theoretical $10,000 invested in The Shelby Fund on 3/31/94, compared to the same theoretical $10,000 invested in the S&P 500 and Russell 2000.

                             Average Annual Return**

                                                                  Since
                                    1 Year   5 Year   10 Year   Inception
                                    ------   ------   -------   ---------
The Shelby Fund Class A (no load)   36.38%   -1.88%    6.39%      11.30%     (1/1/1981)
The Shelby Fund Class A*            29.81%   -2.82%    5.87%      11.07%     (1/1/1981)
The Shelby Fund Class Y             36.87%   -1.65%    6.64%      11.57%     (1/1/1981)

*     Reflects 4.75% sales charge.

** The quoted performance of The Shelby Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The performance of the Commingled Funds has been adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. The Commingled Funds were operated with the same investment objective and used investment strategies in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

                                                                The Shelby Funds

The performance of The Shelby Fund is measured against the Standard & Poor's 500 Index (the Fund's primary benchmark), an unmanaged index generally representative of the U.S. stock market as a whole, and the Russell 2000 Index, an unmanaged index representative of the performance of a basket of 2000 mid-cap stocks. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Funds will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. The composition of the Funds' holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services Limited Partnership.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Commonwealth Bank & Trust Co. or its affiliates, and shares are not federally insured by the FDIC or any other agency. An investment in mutual fund shares involves risks, including the possible loss of principal.

The Shelby Funds

                                     [CHART]

                            The Shelby Large Cap Fund
                         Value of a $10,000 Investment**
                                (Class A Shares)*

              The Shelby Large
                  Cap Fund              S&P 500
              ----------------         ---------
09/01/1995      $  10,000              $   9,965
03/31/1996         11,367                 11,172
03/31/1997         13,457                 13,382
03/31/1998         19,731                 19,818
03/31/1999         23,822                 23,477
03/31/2000         29,403                 27,689
03/31/2001         22,796                 21,687
03/31/2002         22,792                 21,740
03/31/2003         17,397                 16,356
03/31/2004         22,090                 22,102

Past performance is not predictive of future results.

      This chart shows the impact of market changes on a theoretical $10,000 invested in The Shelby Large Cap Fund on 10/1/95, compared to the same theoretical $10,000 invested in the S&P 500.

                             Average Annual Return**

                                                                Since
                                        1 Year     5 Year     Inception
                                        ------     ------     ---------
The Shelby Large Cap Fund Class A
  (no load)                             26.98%     -1.50%        9.77%      (10/1/1995)
The Shelby Large Cap Fund Class A*      20.93%     -2.44%        9.15%      (10/1/1995)

*     Reflects 4.75% sales charge.

** The quoted performance of The Shelby Large Cap Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on September 10, 2001. The performance of the Commingled Funds has been adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. The Commingled Funds were operated with the same investment objective and used investment strategies in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the Investment Company Act of 1940 (the "1940 Act") and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

                                                                The Shelby Funds

The performance of The Shelby Large Cap Fund is measured against the Standard & Poor's 500 Index, an unmanaged index generally representative of the U.S. stock market. This index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. However, the Fund's performance reflects the deduction of the fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Performance data represents past performance and is not predictive of future performance. Investment return and the principal value of an investment in the Funds will fluctuate so that an investor's share, when redeemed, may be worth more or less than their original cost. The composition of the Funds' holdings is subject to change.

For more complete information, including charges and expenses, call 1-800-774-3529 for a prospectus, which you should read carefully before you invest or send money. Shares are distributed by BISYS Fund Services Limited Partnership.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, Commonwealth Bank & Trust Co. or its affiliates, and shares are not federally insured by the FDIC or any other agency. An investment in mutual fund shares involves risks, including the possible loss of principal.

                                Table of Contents

                         Report of Independent Auditors
                                     PAGE 7

                                 The Shelby Fund

                       Statement of Assets and Liabilities
                                     PAGE 8

                             Statement of Operations
                                     PAGE 9

                       Statements of Changes in Net Assets
                                     PAGE 10

                        Schedule of Portfolio Investments
                                     PAGE 11

                            The Shelby Large Cap Fund

                       Statement of Assets and Liabilities
                                     PAGE 13

                             Statement of Operations
                                     PAGE 14

                       Statements of Changes in Net Assets
                                     PAGE 15

                        Schedule of Portfolio Investments
                                     PAGE 16

                          Notes to Financial Statements
                                     PAGE 19

                              Financial Highlights
                                     PAGE 27

REPORT OF INDEPENDENT AUDITORS
                                                                The Shelby Funds

To the Board of Trustees and Shareholders of The Shelby Fund and The Shelby Large Cap Fund of the Coventry Group:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Shelby Fund and the Shelby Large Cap Fund of the Coventry Group (a Massachusetts business trust) (collectively "the Funds") as of March 31, 2004, and the related statements of operations for the year then ended, and the changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years ended March 31, 2002 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on the financial highlights in their report dated May 15, 2002.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2004, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Shelby Fund and the Shelby Large Cap Fund of the Coventry Group as of March 31, 2004, the results of their operations, the changes in their net assets, and their financial highlights for each of the two years then ended, in conformity with accounting principles generally accepted in the United States.

                                       /s/ Ernst & Young LLP
Columbus, Ohio
May 14, 2004

THE COVENTRY GROUP
THE SHELBY FUND

                       Statement of Assets and Liabilities
                                 March 31, 2004

ASSETS:
Investments, at value (cost $13,639,300) .................................................   $  17,971,887
Repurchase agreements, at cost ...........................................................       1,077,563
Cash .....................................................................................         112,138
Interest and dividends receivable ........................................................          11,590
Prepaid expenses and other assets ........................................................           4,196
                                                                                             -------------
       Total Assets ......................................................................      19,177,374
                                                                                             -------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees ..............................................................          16,237
   Administration fees ...................................................................             466
   Distribution fees .....................................................................             179
   Transfer agent ........................................................................           9,654
   Other .................................................................................          29,234
                                                                                             -------------
       Total Liabilities .................................................................          55,770
                                                                                             -------------
NET ASSETS: ..............................................................................      19,121,604
                                                                                             =============
Capital ..................................................................................      26,836,304
Accumulated net realized losses from investment transactions and option transactions .....     (12,047,287)
Unrealized appreciation from investments .................................................       4,332,587
                                                                                             -------------
       Net Assets ........................................................................   $  19,121,604
                                                                                             =============
Class Y Shares
   Net Assets ............................................................................   $  18,276,303
   Shares outstanding ....................................................................       2,179,526
   Net asset value, redemption and offering price per share ..............................   $        8.39
                                                                                             =============
Class A Shares
   Net Assets ............................................................................   $     845,301
   Shares outstanding ....................................................................         101,073
   Net asset value and redemption price per share ........................................   $        8.36
                                                                                             =============
   Maximum Sales Charge ..................................................................            4.75%
       Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of
         net asset value adjusted to the nearest cent) ...................................   $        8.78
                                                                                             =============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                             Statement of Operations
                        For the Year Ended March 31, 2004

INVESTMENT INCOME:
   Interest ..............................................................................   $       2,355
   Dividends .............................................................................         114,798
                                                                                             -------------
       Total Investment Income ...........................................................         117,153
                                                                                             -------------
EXPENSES:
   Investment advisory ...................................................................         190,936
   Administration ........................................................................          38,187
   Distribution--Class A .................................................................           1,918
   Accounting ............................................................................          45,475
   Custodian .............................................................................           5,317
   Transfer agent ........................................................................          52,077
   Professional fees .....................................................................          30,606
   Other .................................................................................          28,443
                                                                                             -------------
       Total expenses before waiver ......................................................         392,959
       Expenses waived by Administrator ..................................................          (9,547)
                                                                                             -------------
       Net expenses ......................................................................         383,412
                                                                                             -------------
Net Investment Loss ......................................................................        (266,259)
                                                                                             -------------
REALIZED/UNREALIZED GAINS FROM INVESTMENTS AND OPTION CONTRACTS:
Net realized gains from investment transactions and option contracts .....................         687,553
Change in unrealized appreciation/depreciation from investments and option contracts .....       5,435,362
                                                                                             -------------
Net realized/unrealized gains from investments and option contracts ......................       6,122,915
                                                                                             -------------
Change in net assets resulting from operations ...........................................   $   5,856,656
                                                                                             =============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                       Statements of Changes in Net Assets

                                                                                      Year Ended       Year Ended
                                                                                       March 31,        March 31,
                                                                                         2004             2003
                                                                                     -------------    -------------
OPERATIONS:
   Net investment loss ...........................................................   $    (266,259)   $    (267,107)
   Net realized gain/loss from investment transactions and option contracts ......         687,553       (2,388,978)
   Change in unrealized appreciation/depreciation from investments and option
     contracts ...................................................................       5,435,362       (2,831,351)
                                                                                     -------------    -------------
Change in net assets resulting from operations ...................................       5,856,656       (5,487,436)
                                                                                     -------------    -------------
CAPITAL TRANSACTIONS:
CLASS Y SHARES
   Proceeds from shares issued ...................................................       1,219,732          281,101
   Cost of shares redeemed .......................................................      (4,802,341)      (2,553,080)
                                                                                     -------------    -------------
Class Y capital transactions .....................................................      (3,582,609)      (2,271,979)
                                                                                     -------------    -------------
CLASS A SHARES
   Proceeds from shares issued ...................................................          35,620           35,894
   Cost of shares redeemed .......................................................         (36,531)        (168,608)
                                                                                     -------------    -------------
Class A capital transactions .....................................................            (911)        (132,714)
                                                                                     -------------    -------------
Change in net assets from capital transactions ...................................      (3,583,520)      (2,404,693)
                                                                                     -------------    -------------
Change in net assets .............................................................       2,273,136       (7,892,129)
NET ASSETS:
   Beginning of period ...........................................................      16,848,468       24,740,597
                                                                                     -------------    -------------
   End of period .................................................................   $  19,121,604    $  16,848,468
                                                                                     =============    =============
SHARE TRANSACTIONS:
CLASS Y SHARES
   Issued ........................................................................         164,379           40,672
   Redeemed ......................................................................        (633,269)        (367,096)
                                                                                     -------------    -------------
Change in Class Y Shares .........................................................        (468,890)        (326,424)
                                                                                     =============    =============
CLASS A SHARES
   Issued ........................................................................           4,817            5,181
   Redeemed ......................................................................          (4,796)         (26,250)
                                                                                     -------------    -------------
Change in Class A Shares .........................................................              21          (21,069)
                                                                                     =============    =============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                        Schedule of Portfolio Investments
                                 March 31, 2004

 Shares
   or
Principal                     Security                        Value
 Amount                     Description                         $
--------- -----------------------------------------------   ---------
Common Stocks (89.6%):
Advertising (2.1%):
 10,000   Lamar Advertising Co.(b).......................     402,200
                                                            ---------
Aerospace (1.7%):
 10,000   Empresa Brasileira de Aeronautica S.A.--ADR....     321,000
                                                            ---------
Air Transportation (1.0%):
  7,500   JetBlue Airways Corp.(b).......................     189,675
                                                            ---------
Applications Software (3.8%):
 15,000   Fair Isaac Corp................................     541,200
 10,000   Jack Henry & Associates, Inc...................     192,600
                                                            ---------
                                                              733,800
                                                            ---------
Banks (8.8%):
  5,000   Commerce Bancorp, Inc..........................     329,400
  5,000   M & T Bank Corp................................     449,250
 14,000   S.Y. Bancorp, Inc..............................     313,600
 10,000   TCF Financial Corp.............................     510,700
  5,000   Texas Capital Bancshares, Inc (b)..............      81,100
                                                            ---------
                                                            1,684,050
                                                            ---------
Biotechnology (6.4%):
 10,000   Amgen, Inc.(b).................................     581,700
  5,000   Genentech, Inc.(b).............................     529,100
  2,000   Martek Biosciences Corp.(b)....................     114,000
                                                            ---------
                                                            1,224,800
                                                            ---------
Broadcasting/Cable (13.1%):
 10,000   Comcast Corp., Special Class A(b)..............     278,800
 10,000   Cox Communications, Inc., Class A(b) ..........     316,000
 15,000   Cox Radio, Inc., Class A(b)....................     319,500
  1,500   Radio One, Inc., Class D(b)....................      27,750
 52,000   Sirius Satellite Radio, Inc.(b)................     176,800
 50,000   XM Satellite Radio Holdings, Inc., Class A(b)..   1,400,000
                                                            ---------
                                                            2,518,850
                                                            ---------
Casinos & Gambling (1.2%):
  5,000   International Game Technology..................     224,800
                                                            ---------

 Shares
   or
Principal                     Security                        Value
 Amount                     Description                         $
--------- -----------------------------------------------   ---------
Common Stocks, continued:
Communications Equipment (5.1%):
 15,000   Cisco Systems, Inc.(b).........................     352,800
 25,000   Corning, Inc.(b)...............................     279,500
 10,000   Juniper Networks, Inc.(b)......................     260,100
 20,000   Sonus Networks, Inc.(b)........................      74,200
                                                            ---------
                                                              966,600
                                                            ---------
Data Processing/Management (1.7%):
 20,000   eFunds Corp.(b)................................     328,000
                                                            ---------
Electronic Components--Semiconductors (7.8%):
 30,000   ARM Holdings PLC--ADR..........................     195,600
 20,000   PMC-Sierra, Inc.(b)............................     339,400
 20,000   Texas Instruments, Inc.........................     584,400
 10,000   Xilinx, Inc.(b)................................     380,000
                                                            ---------
                                                            1,499,400
                                                            ---------
Financial Services (1.8%):
 27,000   Providian Financial Corp.(b)...................     353,700
                                                            ---------
Healthcare--Distributors (1.1%):
  3,000   Cardinal Health, Inc...........................     206,700
                                                            ---------
Healthcare Equipment & Supplies (7.7%):
 14,500   BioLase Technology, Inc.(b)....................     253,895
 10,000   Medtronic, Inc.................................     477,500
 10,000   Zimmer Holdings, Inc.(b).......................     737,800
                                                            ---------
                                                            1,469,195
                                                            ---------
Home Furnishings (2.0%):
 24,200   Tempur-Pedic International, Inc.(b) ...........     378,488
                                                            ---------
Internet Software & Services (0.3%):
 10,000   Corillian Corp.(b).............................      49,500
                                                            ---------
Medical--Hospitals (1.1%):
  5,000   HCA, Inc.......................................     203,100
                                                            ---------
Medical Products/Supplies (5.3%):
 14,600   Alcon, Inc.....................................     924,180
 10,000   Anika Therapeutics, Inc.(b)....................      82,900
                                                            ---------
                                                            1,007,080
                                                            ---------

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUND

                        Schedule of Portfolio Investments
                                 March 31, 2004

 Shares
   or
Principal                     Security                         Value
 Amount                     Description                          $
--------- -----------------------------------------------   ----------
Common Stocks, continued:
Personal Products (1.9%):
  10,000  NBTY, Inc.(b)..................................      371,800
                                                            ----------
Pharmaceuticals (0.7%):
   4,000  Eyetech Pharmaceuticals, Inc.(b)...............      132,800
                                                            ----------
Publishing (4.2%):
 120,000  Gemstar-TV Guide International, Inc.(b)........      805,200
                                                            ----------
Retail (3.4%):
  20,000  Walgreen Co....................................      659,000
                                                            ----------
Security Services (1.1%):
  57,100  ICTS International N.V.(b).....................      210,699
                                                            ----------
Semiconductors (4.0%):
  10,000  Applied Materials, Inc.(b).....................      213,800
  20,000  Intel Corp.....................................      544,000
                                                            ----------
                                                               757,800
                                                            ----------
Systems Software (1.3%):
  10,000  Microsoft Corp.................................      249,700
                                                            ----------
Telecommunications (1.0%):
  20,000  Sprint Corp., PCS Group(b).....................      184,000
                                                            ----------
  Total Common Stocks ...................................   17,131,937
                                                            ----------

 Shares
   or
Principal                     Security                         Value
 Amount                     Description                          $
--------- -----------------------------------------------  -----------
Preferred Stocks (2.5%):
Broadcasting/Cable (0.6%):
     2,500 Sinclair Broadcasting Group, Inc. ............      116,250
                                                           -----------
Multimedia (1.9%):
     7,500 Emmis Communications Corp., Class A...........      366,000
                                                           -----------
  Total Preferred Stocks ................................      482,250
                                                           -----------
Exchange-traded Funds (1.9%):
    10,000 Nasdaq--100 Index Tracking Stock(b)...........      357,700
                                                           -----------
  Total Exchange-traded Funds ...........................      357,700
                                                           -----------
Repurchase Agreements (5.6%):
$1,077,563 Fifth Third Bank, .57%, 4/1/04, dated
      3/31/04, with a maturity value of $1,077,580
      (Collateralized by U.S. Government Securities).....    1,077,563
                                                           -----------
  Total Repurchase Agreements ...........................    1,077,563
                                                           -----------
  Total Investments (Cost $14,716,863)(a)--99.6%.........   19,049,450
  Other assets in excess of liabilities--0.4%............       72,154
                                                           -----------
  NET ASSETS--100.0% ....................................  $19,121,604
                                                           ===========

--------------
(a) Represents cost for financial reporting purposes. Cost for federal income tax purposes is $14,746,239, which differs from value by unrealized appreciation of securities as follows:

Unrealized appreciation...............          $ 5,221,595
Unrealized depreciation...............             (918,384)
                                                -----------
Net unrealized appreciation...........          $ 4,303,211
                                                ===========

(b)   Represents non-income producing security.

ADR--American Depositary Receipt

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Statement of Assets and Liabilities
                                 March 31, 2004

ASSETS:
Investments, at value (cost $18,559,736) .................................................   $  20,709,466
Repurchase agreements, at cost ...........................................................         237,536
Interest and dividends receivable ........................................................          23,363
Receivable from investments sold .........................................................          41,226
Prepaid expenses and other assets ........................................................           3,233
                                                                                             -------------
       Total Assets ......................................................................      21,014,824
                                                                                             -------------
LIABILITIES:
Accrued expenses and other payables:
   Investment advisory fees ..............................................................          15,380
   Administration fees ...................................................................             512
   Distribution fees .....................................................................           4,524
   Transfer agent ........................................................................           4,701
   Other .................................................................................          34,640
                                                                                             -------------
       Total Liabilities .................................................................          59,757
                                                                                             -------------
NET ASSETS: ..............................................................................      20,955,067
                                                                                             =============
Capital ..................................................................................      21,855,387
Accumulated net realized losses from investment transactions .............................      (3,050,050)
Unrealized appreciation from investments .................................................       2,149,730
                                                                                             -------------
       Net Assets ........................................................................   $  20,955,067
                                                                                             =============
   Shares outstanding ....................................................................       2,014,780
   Net asset value and redemption price per share ........................................   $       10.40
                                                                                             =============
Maximum Sales Charge .....................................................................            4.75%
   Maximum Offering Price Per Share (100%/(100%-Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) ........................................................   $       10.92
                                                                                             =============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                             Statement of Operations
                        For the Year Ended March 31, 2004

INVESTMENT INCOME:
   Interest ..............................................................................   $       2,762
   Dividends .............................................................................         358,476
                                                                                             -------------
       Total Investment Income ...........................................................         361,238
                                                                                             -------------
EXPENSES:
   Investment advisory ...................................................................         197,882
   Administration ........................................................................          46,561
   Distribution ..........................................................................          58,201
   Accounting ............................................................................          38,370
   Custodian .............................................................................           5,949
   Transfer agent ........................................................................           9,420
   Professional fees .....................................................................          34,202
   Other .................................................................................          33,202
                                                                                             -------------
       Total expenses before waivers/reimbursements ......................................         423,787
       Expenses waived/reimbursed by Investment Advisor ..................................         (17,257)
       Expenses waived by Administrator ..................................................         (11,640)
                                                                                             -------------
       Net expenses ......................................................................         394,890
                                                                                             -------------
Net Investment Loss ......................................................................         (33,652)
                                                                                             -------------
REALIZED/UNREALIZED GAINS/LOSSES FROM INVESTMENTS:
Net realized losses from investment transactions .........................................      (1,418,017)
Change in unrealized appreciation/depreciation from investments ..........................       6,886,733
                                                                                             -------------
Net realized/unrealized gains from investments ...........................................       5,468,716
                                                                                             -------------
Change in net assets resulting from operations ...........................................   $   5,435,064
                                                                                             =============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                       Statements of Changes in Net Assets

                                                                                       Year Ended      Year Ended
                                                                                       March 31,       March 31,
                                                                                          2004            2003
                                                                                     -------------    --------------
OPERATIONS:
   Net investment loss ...........................................................   $     (33,652)   $     (35,196)
   Net realized losses from investment transactions ..............................      (1,418,017)      (1,158,423)
   Change in unrealized appreciation/depreciation from investments ...............       6,886,733       (4,758,663)
                                                                                     -------------    -------------
Change in net assets resulting from operations ...................................       5,435,064       (5,952,282)
                                                                                     -------------    -------------
CAPITAL TRANSACTIONS:
   Proceeds from shares issued ...................................................       3,200,671        3,947,802
   Cost of shares redeemed .......................................................      (7,753,170)      (2,545,979)
                                                                                     -------------    -------------
Change in net assets from capital transactions ...................................      (4,552,499)       1,401,823
                                                                                     -------------    -------------
Change in net assets .............................................................         882,565       (4,550,459)
NET ASSETS:
   Beginning of period ...........................................................      20,072,502       24,662,961
                                                                                     -------------    -------------
   End of period .................................................................   $  20,955,067    $  20,072,502
                                                                                     =============    =============
SHARE TRANSACTIONS:
   Issued ........................................................................         338,135          443,546
   Redeemed ......................................................................        (774,392)        (287,306)
                                                                                     -------------    -------------
Change in shares .................................................................        (436,257)         156,240
                                                                                     =============    =============

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        Schedule of Portfolio Investments
                                 March 31, 2004

 Shares
   or
Principal                     Security                         Value
 Amount                     Description                          $
--------- -----------------------------------------------   ----------
Common Stocks (98.9%):
Aerospace/Defense (2.0%):
  1,500   General Dynamics Corp..........................     133,995
  1,700   Lockheed Martin Corp...........................      77,588
  2,400   United Technologies Corp.......................     207,120
                                                            ---------
                                                              418,703
                                                            ---------
Banks (11.2%):
  6,325   Bank of America Corp...........................     512,198
  6,200   Bank of New York Co., Inc......................     195,300
  3,725   Fifth Third Bancorp............................     206,253
  5,600   National City Corp.............................     199,248
  3,300   Northern Trust Corp............................     153,747
  9,325   SouthTrust Corp................................     309,217
  4,200   State Street Corp..............................     218,946
  2,350   SunTrust Banks, Inc............................     163,819
  6,900   Wells Fargo & Co...............................     391,022
                                                            ---------
                                                            2,349,750
                                                            ---------
Beverages (3.5%):
  3,900   Anheuser-Busch Cos., Inc.......................     198,900
  3,689   Coca-Cola Co...................................     185,557
  6,400   PepsiCo, Inc...................................     344,640
                                                            ---------
                                                              729,097
                                                            ---------
Biotechnology (1.9%):
  5,300   Amgen, Inc.(b).................................     308,301
  1,495   Biogen Idec, Inc.(b)...........................      83,122
                                                            ---------
                                                              391,423
                                                            ---------
Casinos & Gambling (0.3%):
  1,200   International Game Technology .................      53,952
                                                            ---------
Chemicals--Speciality (0.7%):
  9,250   RPM International, Inc.........................     152,995
                                                            ---------
Communications Equipment (3.6%):
 19,016   Cisco Systems, Inc.(b).........................     447,257
  3,700   Motorola, Inc..................................      65,120
  4,808   Nokia Corp.--ADR...............................      97,506
  2,300   QUALCOMM, Inc..................................     152,766
                                                            ---------
                                                              762,649
                                                            ---------

 Shares
   or
Principal                     Security                         Value
 Amount                     Description                          $
--------- -----------------------------------------------   ----------
Common Stocks, continued:
Computer Hardware (5.0%):
  5,425   Dell, Inc.(b)..................................     182,389
 11,800   Hewlett-Packard Co.............................     269,512
  5,300   International Business Machines Corp...........     486,752
 23,727   Sun Microsystems, Inc.(b)......................      98,704
                                                            ---------
                                                            1,037,357
                                                            ---------
Computers--Peripheral Equipment (0.4%):
  6,400   EMC Corp.(b)...................................      87,104
                                                            ---------
Consumer Discretionary (0.8%):
  1,200   Constellation Brands, Inc., Class A(b) ........      38,520
  1,800   Fortune Brands, Inc............................     137,934
                                                            ---------
                                                              176,454
                                                            ---------
Data Processing/Management (2.0%):
  4,150   Automatic Data Processing, Inc.................     174,300
  5,700   First Data Corp................................     240,312
                                                            ---------
                                                              414,612
                                                            ---------
Distribution/Wholesale (0.3%):
  1,500   W.W. Grainger, Inc.............................      72,000
                                                            ---------
Electronic Components (0.8%):
  2,800   Emerson Electric Co............................     167,776
                                                            ---------
Financial Services (8.9%):
  3,910   American Express Co............................     202,734
 16,600   Citigroup, Inc.................................     858,219
  2,625   Fannie Mae.....................................     195,169
  9,700   MBNA Corp......................................     268,011
  6,650   Providian Financial Corp.(b)...................      87,115
  5,900   Washington Mutual, Inc.........................     251,989
                                                            ---------
                                                            1,863,237
                                                            ---------
Food Products & Services (2.3%):
  6,500   ConAgra Foods, Inc.............................     175,110
    700   Hershey Foods Corp.............................      57,995
  6,600   SYSCO Corp.....................................     257,730
                                                            ---------
                                                              490,835
                                                            ---------
Food Stores (0.3%):
  3,000   Albertson's, Inc...............................      66,450
                                                            ---------

                                    Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        Schedule of Portfolio Investments
                                 March 31, 2004

 Shares
   or
Principal                     Security                         Value
 Amount                     Description                          $
--------- -----------------------------------------------   ----------
Common Stocks, continued:
Health Services (0.3%):
  1,800   Lincare Holdings, Inc.(b)......................      56,556
                                                            ---------
Healthcare--Distributors (2.2%):
  4,600   Cardinal Health, Inc...........................     316,940
  2,100   Henry Schein, Inc.(b)..........................     149,982
                                                            ---------
                                                              466,922
                                                            ---------
Healthcare Equipment & Supplies (2.2%):
  6,742   Medtronic, Inc.................................     321,931
    800   Stryker Corp...................................      70,824
  1,000   Zimmer Holdings, Inc.(b).......................      73,780
                                                            ---------
                                                              466,535
                                                            ---------
Household Products (2.8%):
  2,900   Colgate-Palmolive Co...........................     159,790
  4,050   Procter & Gamble Co............................     424,764
                                                            ---------
                                                              584,554
                                                            ---------
Industrial Conglomerates (4.5%):
  2,600   3M Co..........................................     212,862
 23,800   General Electric Co............................     726,376
                                                            ---------
                                                              939,238
                                                            ---------
Insurance (5.5%):
  4,000   AFLAC, Inc.....................................     160,560
  4,650   Allstate Corp..................................     211,389
  9,400   American International Group, Inc..............     670,690
  2,400   Marsh & McLennan Cos., Inc.....................     111,120
                                                            ---------
                                                            1,153,759
                                                            ---------
IT Consulting & Services (0.3%):
          Infosys Technologies, Ltd.--ADR(b).............      57,190
                                                            ---------
Machinery--Industrial (1.1%):
  2,800   Donaldson Co., Inc.............................      74,284
  1,982   Illinois Tool Works, Inc.......................     157,034
                                                            ---------
                                                              231,318
                                                            ---------
Medical--Hospitals (1.2%):
  5,900   Health Management Associates, Inc., Class A....     136,939
  2,400   Universal Health Services, Inc., Class B ......     110,568
                                                            ---------
                                                              247,507
                                                            ---------

 Shares
   or
Principal                     Security                        Value
 Amount                     Description                         $
--------- -----------------------------------------------   ---------
Common Stocks, continued:
Multimedia (1.7%):
 10,500   Time Warner, Inc.(b)...........................     177,030
  4,700   Viacom, Inc., Class B..........................     184,287
                                                            ---------
                                                              361,317
                                                            ---------
Office Equipment & Supplies (1.3%):
  1,550   Lexmark International, Inc.(b).................     142,600
  2,900   Pitney Bowes, Inc..............................     123,569
                                                            ---------
                                                              266,169
                                                            ---------
Pharmaceuticals (9.0%):
    750   Barr Laboratories, Inc.(b).....................      34,425
  1,100   Forest Laboratories, Inc.(b)...................      78,782
  2,100   GlaxoSmithKline PLC--ADR.......................      83,895
 11,825   Johnson & Johnson..............................     599,764
  4,650   Merck & Co., Inc...............................     205,484
 25,400   Pfizer, Inc....................................     890,270
                                                            ---------
                                                            1,892,620
                                                            ---------
Restaurants (1.1%):
  1,200   Krispy Kreme Doughnuts, Inc.(b)................      41,208
  6,700   McDonald's Corp................................     191,419
                                                            ---------
                                                              232,627
                                                            ---------
Retail (13.3%):
  2,100   AutoZone, Inc.(b)..............................     180,537
  4,850   Bed Bath & Beyond, Inc.(b).....................     202,536
  2,800   Best Buy Co., Inc..............................     144,816
  1,200   Chico's FAS, Inc.(b)...........................      55,680
 10,725   Home Depot, Inc................................     400,686
  1,200   Kohl's Corp.(b)................................      57,996
  6,100   Lowe's Cos., Inc...............................     342,393
  3,800   Sherwin-Williams Co............................     146,034
  1,800   Staples, Inc.(b)...............................      45,702
  7,049   Target Corp....................................     317,487
 10,700   Wal-Mart Stores, Inc...........................     638,682
  6,974   Walgreen Co....................................     229,793
                                                            ---------
                                                            2,762,342
                                                            ---------
Semiconductors (2.9%):
  5,000   Applied Materials, Inc.(b).....................     106,900
 18,550   Intel Corp.....................................     504,560
                                                            ---------
                                                              611,460
                                                            ---------

                                    Continued

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                        Schedule of Portfolio Investments
                                 March 31, 2004

 Shares
   or
Principal                     Security                                  Value
 Amount                     Description                                   $
--------- -----------------------------------------------            ----------
Common Stocks, continued:
Services--Data processing (1.1%):
  3,875   Computer Sciences Corp.(b).....................               156,279
  3,300   Electronic Data Systems Corp...................                63,855
                                                                     ----------
                                                                        220,134
                                                                     ----------
Shipping/Transportation (0.8%):
  2,400   United Parcel Service, Inc., Class B...........               167,616
                                                                     ----------
Systems Software (3.6%):
 22,100   Microsoft Corp.................................               551,837
 17,100   Oracle Corp.(b)................................               205,371
                                                                     ----------
                                                                        757,208
                                                                     ----------
  Total Common Stocks ...................................            20,709,466
                                                                     ----------

 Shares
   or
Principal                     Security                                  Value
 Amount                     Description                                   $
---------  ----------------------------------------------            -----------
Repurchase Agreements (1.1%):
$237,536   Fifth Third Bank, .57%, 4/1/04, dated 3/31/04,
             with a maturity value of $237,540 (Collateralized
             by U.S. Government Securities).......................       237,536
                                                                     -----------
  Total Repurchase Agreements ....................................       237,536
                                                                     -----------
  Total Investments (Cost $18,797,272)(a)--100.0%.................    20,947,002
  Other assets in excess of liabilities--0.0%.....................         8,065
                                                                     -----------
  NET ASSETS--100.0% .............................................   $20,955,067
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes. Cost for federal income tax purposes is $18,805,553, which differs from value by unrealized appreciation as follows:

Unrealized appreciation.................        $ 3,834,334
Unrealized depreciation.................         (1,692,885)
                                                -----------
Net unrealized appreciation ............        $ 2,141,449
                                                ===========

(b)   Represents non-income producing security.

ADR--American Depositary Receipt

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

1.    Organization:

      The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. As of the date of this report, the Group offered multiple separate series, each with its own investment objective. The accompanying financial statements are for The Shelby Fund and The Shelby Large Cap Fund (collectively, the "Funds" and individually, a "Fund"), two series within the Group. The other funds of the Group are not included herein.

      As of March 31, 2004, the Funds are authorized to sell three classes of shares, namely Class Y shares, Class A shares and Class B shares. Class B shares of the Funds and Class Y Shares of The Shelby Large Cap Fund have not been offered for sale as of March 31, 2004. Each Class A and Class Y share of the Fund represents identical interests in the Fund's investment portfolio and have the same rights, except that (i) Class A shares bear the expense of a distribution fee, which will cause Class A shares to have a higher expense ratio and to pay lower dividends than those related to Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

      Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with its vendors and others that provide general indemnification. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund. However, based on experience, the Funds expect the risk of loss to be remote.

2.    Significant Accounting Principles:

      The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

            Securities Valuation:

            Equity securities listed on an established securities exchange are valued at the closing sale price on the exchange where primarily traded or, if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, at the last bid price. Securities listed on NASDAQ are valued at the NASDAQ Official Close Price. Long-term debt securities are valued by a pricing service, which determines valuations of normal institutional-size trading units of long-term debt securities. Short-term

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

            debt securities having a maturity of 60 days or less from the valuation date are valued at amortized cost, which approximates market value. Securities, including restricted securities, for which market quotations are not readily available, are valued at fair value by the Pricing Committee under the supervision of the Group's Board of Trustees.

            Share Valuation:

            The net asset value per share of each class of shares of the Funds is calculated daily by dividing the total value of the Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

            Security Transactions and Related Income:

            Security transactions are accounted for on the date the security is purchased or sold ("trade date"). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

            Repurchase Agreements:

            The Funds may enter into repurchase agreements with financial institutions such as banks and broker-dealers which the investment advisor, SMC Capital, Inc., deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian or another qualified custodian.

            Short Sale Transactions:

            The Funds may from time to time sell securities short. Short sales are transactions in which a Fund sells a security it does not own (but has borrowed), in anticipation of a decline in the market value of that security. The Funds may engage in short sales "against the box", in which a Fund, at the time of the short sale, owns or has the right to obtain securities equivalent in kind and amount. A Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which a Fund must purchase or deliver the security sold short. A Fund will realize a gain if the security declines in value between those dates. All short sales must be collateralized to the extent required by the applicable law. A Fund maintains the collateral in a segregated account with its custodian, consisting of cash and securities sufficient to collateralize its obligation on the short positions.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

            Options Transactions:

            The Funds may write (sell) and purchase put and call options on securities, currencies and indices of securities (collectively, an "underlying asset"). These transactions are to hedge against changes in interest rates, security prices, currency fluctuations and other market developments, or for the purpose of earning additional income (i.e. speculation).

            When a Fund writes a covered call or put option, an amount equal to the net premium received is included in a Fund's statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if a Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. The risk associated with writing an option is that a Fund bears the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price which could be significantly different from the current market value.

            When a Fund purchases a call or put option, an amount equal to the premium paid is included in a Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if a Fund enters into a closing sale transaction, a gain or loss is realized. If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Written and purchased options are non-income producing securities.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

            The table below reflects The Shelby Fund's activity in written options during the year ended March 31, 2004. The Shelby Large Cap Fund had no written option activity during the period. The premiums column represents the premiums paid by the option counterparties to the Fund in connection with entering into the written options.

            Written Option Activities For the Year Ended March 31, 2004:

            The Shelby Fund

                                                    Put Options
                                               ---------------------
                                               Number of
                                               Contracts    Premiums
                                               ---------   ---------
Balance at beginning of year.............         15       $  42,805
Options written..........................         20         102,440
Options closed...........................        (35)       (145,245)
                                                 ---       ---------
Options outstanding at end of year.......         --       $      --
                                                 ===       =========

            Distributions to Shareholders:

            Distributions from net investment income, if any, are declared and paid semi-annually by the Funds. Distributable net realized gains, if any, are declared and distributed at least annually by the Funds.

            Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These "book/tax" differences are considered to be either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent these differences exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital.

            Federal Income Taxes:

            It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code ("the Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all, or substantially all, federal income taxes.

            Expense Allocation:

            Expenses that are directly related to a Fund are charged directly to that Fund, while general Group expenses are allocated between the Funds based on their relative net assets or another appropriate method.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

3.    Purchases and Sales of Securities:

      Purchases and sales of portfolio securities (excluding short-term securities and U.S. government securities) for the year ended March 31, 2004 were as follows:

                                           Purchases                Sales
                                          -----------           ------------
The Shelby Fund......................     $ 7,994,018           $ 12,544,934
The Shelby Large Cap Fund............     $ 3,324,286           $  7,890,492

4.    Related Party Transactions:

      Investment advisory services are provided to the Funds by SMC Capital, Inc. ("SMC"). Under the terms of the Investment Advisory Agreement, SMC is entitled to receive fees computed based on an annual percentage of 1.00% of the average daily net assets of The Shelby Fund and 0.85% of the average daily net assets of The Shelby Large Cap Fund.

         BISYS Fund Services Ohio, Inc. ("BISYS Ohio"), with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the Administration Agreement, BISYS Ohio is entitled to receive fees computed based on an annual percentage of 0.20% of the average daily net assets of the Funds. For the year ended March 31, 2004, BISYS Ohio waived fees for The Shelby Fund and The Shelby Large Cap Fund in the amounts of $9,547 and $11,640, respectively.

         BISYS Ohio also serves the Funds as transfer agent and fund accountant. Under the terms of the Transfer Agency and Fund Accounting Agreements, BISYS Ohio's fees are computed on the basis of the number of shareholders and average daily net assets, respectively, plus out-of-pocket expenses.

         BISYS Fund Services Limited Partnership ("BISYS") serves as the Funds' distributor and has entered into a Service and Distribution Plan (the "Plan"). This Plan is pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of the Funds may directly incur or reimburse BISYS for expenses related to the distribution and promotion of such shares. The annual limitation for payment of such expenses is 0.25% and 1.00% of the average daily net assets of Class A and Class B, respectively. BISYS receives no fees from the Funds for providing distribution services to the Funds. BISYS is entitled to receive commissions on sales of shares of the Funds. For the year ended March 31, 2004, BISYS received $31 from commissions earned on the sale of Class A Shares.

         SMC entered into an expense limitation agreement with The Shelby Large Cap Fund to limit the total fund operating expenses of the Fund's Class A and Class B Shares to 1.65% and 2.40% of the Fund's average daily net assets, respectively, for the Fund's current fiscal year. The Fund has agreed contractually to repay SMC for amounts waived or reimbursed by SMC pursuant to the expense limitation

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

      agreement provided that such repayment does not cause the total fund operating expenses of the Class A Shares and the Class B Shares to exceed 1.65% and 2.40%, respectively, and the repayment is made within three years after the year in which SMC incurred the expense. For the year ended March 31, 2004, SMC waived fees and/or reimbursed expenses for the Fund in the amount of $17,257. Since the Fund's commencement of operations on September 10, 2001, the Advisor has waived fees and/or reimbursed expenses for the Fund in the amount of $116,484, and SMC is currently eligible to be repaid this amount by the Fund, subject to the percentage limitations referenced above. Effective August 1, 2003, the expense limitation agreement was eliminated.

5.    Federal Income Tax Information:

      As of March 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

                                     Undistributed                               Accumulated                           Total
                      Undistributed    Long-Term                                   Capital         Unrealized       Accumulated
                        Ordinary        Capital     Accumulated  Distributions     and Other      Appreciation/      Earnings/
                         Income          Gains       Earnings       Payable        Losses**     (Depreciation)***    (Deficit)
                      -------------  -------------  -----------  -------------  --------------  -----------------  -------------
The Shelby Fund.....       $ --          $  --         $  --         $  --      $ (12,017,909)   $ 4,303,211       $ (7,714,698)
The Shelby Large
 Cap Fund...........       $ --          $  --         $  --         $  --      $  (3,041,771)   $ 2,141,449       $   (900,322)

----------
** At March 31, 2004, the Funds had the following capital loss carryforwards, which are available to offset future capital gains, if any, on securities transactions to the extent provided for in the Code:

                                            Amount      Expires
                                         ------------   -------
The Shelby Fund......................    $ 10,280,842     2010
                                         $  1,187,691     2011
                                         $    535,444     2012
The Shelby Large Cap Fund............    $    441,098     2010
                                         $    813,588     2011
                                         $    859,364     2012

----------
*** The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed primarily to tax deferral of losses on wash sales.

   Under current tax law, capital losses realized after October 31, within the Fund's fiscal year may be deferred and treated as occurring on the first day of the following fiscal year. The following deferred losses will be treated as arising on the first day of the fiscal year ended March 31, 2005:

 The Shelby Fund...................        $  13,932
 The Shelby Large Cap Fund.........        $ 927,721

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

6.    Trustees (Unaudited):

                                                                                      Number of
                                                                                      Portfolios
                                           Term of                                     in Fund       Other
                           Position(s)   Office and                                    Complex    Trusteeships
                            Held with     Length of      Principal Occupation(s)      Overseen      Held by
Name, Address, and Age        Fund       Time Served       During Past 5 Years       by Trustee     Trustee*
----------------------     -----------   -----------   ---------------------------   ----------   ------------
Independent Trustees

Maurice G. Stark........     Trustee       2/92 to     Retired.                          15
  3435 Stelzer Road                        present
  Columbus, OH 43219
  Age: 68

John H. Ferring IV......     Trustee       5/98 to     President and owner, Plaze,       15
  3435 Stelzer Road                        present     Inc., St. Clair, MO
  Columbus, OH 43219                                   (packaging manufacturer)
  Age: 50                                              --1979 to present

Michael M. Van Buskirk..     Trustee       2/92 to     Employee of and currently         15       BISYS
  3435 Stelzer Road                        present     President of The Ohio                      Variable
  Columbus, OH 43219                                   Bankers League (trade                      Insurance
  Age: 57                                              association)--6/91 to                      Funds
                                                       present
Interested Trustees

R. Jeffrey Young/1/.....     President     8/99 to     Employee of BISYS Fund            15
  3435 Stelzer Road          and           present     Services--10/93 to present
  Columbus, OH 43219         Trustee
  Age: 39

Walter B. Grimm/1/......     Trustee       4/96 to     Employee of BISYS Fund            15       American
  3435 Stelzer Road                        present     Services--6/92 to present                  Performance
  Columbus, OH 43219                                                                              Funds
  Age: 58

------------
*     Not reflected in prior column.

/1/ Mr. Young and Mr. Grimm may be deemed to be an "interested person," as defined by the 1940 Act, because of their employment with BISYS Fund Services.

                                    Continued

THE COVENTRY GROUP
THE SHELBY FUNDS

                        Notes to the Financial Statements
                                 March 31, 2004

7.    Officers Who Are Not Trustees (Unaudited):

                                             Term of
                            Position(s)    Office and
                             Held with      Length of     Principal Occupation(s)
 Name, Address, and Age        Fund        Time Served      During Past 5 Years
-------------------------   -----------    -----------    -----------------------
Jennifer R. Hankins......    Vice             Since       Employee of BISYS
 3435 Stelzer Road           President        1998        Fund Services--10/98
 Columbus, OH 43219                                       to present
  Age: 37

Lara Bocskey.............    Vice             Since       Employee of BISYS
 3435 Stelzer Road           President        2002        Fund Services--5/98 to
 Columbus, OH 43219                                       present; Employee of
  Age: 33                                                 First of America Bank
                                                          Corporation from 1996
                                                          to 1998

Nadeem Yousaf............    Treasurer        Since       Employee of BISYS
 3435 Stelzer Road                            1999        Fund Services--8/99 to
 Columbus, OH 43219                                       present; Employee of
  Age: 35                                                 Investors Bank and
                                                          Trust from 3/97--6/99;
                                                          Employee of
                                                          PricewaterhouseCoopers
                                                          LLP from 10/94--3/97

George L. Stevens........    Secretary        Since       Employee of BISYS
 3435 Stelzer Road                            1996        Fund Services--9/96 to
 Columbus, OH 43219                                       present
  Age: 53

Alaina V. Metz...........    Assistant        Since       Employee of BISYS
 3435 Stelzer Road           Secretary        1995        Fund Services--6/95 to
 Columbus, OH 43219                                       present
  Age: 36

The Statement of Additional Information contains more information about the Funds and can be obtained free of charge by calling 1-800-774-3529.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-774-3529; and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                                                                       Class Y Shares
                                                        ----------------------------------------------------------------------------
                                                            Year           Year           Year           Year             Year
                                                            Ended          Ended          Ended          Ended            Ended
                                                          March 31,      March 31,      March 31,      March 31,        March 31,
                                                            2004           2003           2002           2001             2000
                                                        -------------  -------------  -------------  -------------  ----------------
Net Asset Value, Beginning of Period .................   $      6.13    $      7.99    $      7.75    $     20.08    $     11.53
                                                         -----------    -----------    -----------    -----------    -----------
Operations:
 Net investment loss .................................         (0.12)         (0.10)         (0.08)         (0.09)         (0.16)
 Net realized/unrealized gains/(losses) from
   investments and options ...........................          2.38          (1.76)          0.32         (10.08)          9.39
                                                         -----------    -----------    -----------    -----------    -----------
Total from operations ................................          2.26          (1.86)          0.24         (10.17)          9.23
                                                         -----------    -----------    -----------    -----------    -----------
Dividends:
 Net realized gains from investment transactions .....            --             --             --          (2.16)         (0.68)
                                                         -----------    -----------    -----------    -----------    -----------
Total from dividends .................................            --             --             --          (2.16)         (0.68)
                                                         -----------    -----------    -----------    -----------    -----------
Change in Net Asset Value per share ..................          2.26          (1.86)          0.24         (12.33)          8.55
                                                         -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .......................   $      8.39    $      6.13    $      7.99    $      7.75    $     20.08
                                                         ===========    ===========    ===========    ===========    ===========
Total Return .........................................         36.87%        (23.28%)         3.10%        (53.42%)        82.50%
Ratios/Supplemental Data:
 Net assets, end of period (000) .....................   $    18,276    $    16,229    $    23,763    $    29,248    $    68,417
 Ratio of net expenses to average net assets .........          2.00%          1.99%          1.78%          1.45%          1.59%
 Ratio of net investment loss to average net assets ..         (1.38%)        (1.36%)        (0.84%)        (0.67%)        (1.18%)
 Ratio of gross expenses to average net assets* ......          2.05%          2.05%          1.83%          1.50%          1.64%
 Portfolio turnover** ................................         43.39%         83.54%         70.83%        284.76%        122.25%

--------------
* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                                                                       Class A Shares
                                                        ----------------------------------------------------------------------------
                                                            Year           Year           Year           Year            Period
                                                            Ended          Ended          Ended          Ended            Ended
                                                          March 31,      March 31,      March 31,      March 31,        March 31,
                                                            2004           2003           2002           2001            2000(a)
                                                        -------------  -------------  -------------  -------------  ----------------
Net Asset Value, Beginning of Period .................  $      6.13    $      8.01    $      7.78    $     20.18    $     12.38
                                                        -----------    -----------    -----------    -----------    -----------
Operations:
 Net investment loss .................................        (0.12)         (0.12)         (0.07)         (0.12)         (0.03)
 Net realized/unrealized gains/(losses) from
   investments and options ...........................         2.35          (1.76)          0.30         (10.12)          8.51
                                                        -----------    -----------    -----------    -----------    -----------
Total from operations ................................         2.23          (1.88)          0.23         (10.24)          8.48
                                                        -----------    -----------    -----------    -----------    -----------
Dividends:
 Net realized gains from investment transactions .....           --             --             --          (2.16)         (0.68)
                                                        -----------    -----------    -----------    -----------    -----------
Total from dividends .................................           --             --             --          (2.16)         (0.68)
                                                        -----------    -----------    -----------    -----------    -----------
Change in Net Asset Value per share ..................         2.23          (1.88)          0.23         (12.40)          7.80
                                                        -----------    -----------    -----------    -----------    -----------
Net Asset Value, End of Period .......................  $      8.36    $      6.13    $      8.01    $      7.78    $     20.18
                                                        ===========    ===========    ===========    ===========    ===========
Total Return (excludes sales charge) .................        36.38%        (23.47%)         2.96%        (53.50%)        74.29%(b)
Ratios/Supplemental Data:
 Net assets, end of period (000) .....................  $       845    $       619    $       978    $       529    $        54
 Ratio of net expenses to average net assets .........         2.24%          2.23%          2.03%          1.72%          1.64%(c)
 Ratio of net investment loss to average net
   assets ............................................        (1.63%)        (1.60%)        (1.15%)        (0.86%)        (1.42%)(c)
 Ratio of gross expenses to average net assets* ......         2.29%          2.28%          2.08%          1.77%          1.70%(c)
 Portfolio turnover** ................................        43.39%         83.54%         70.83%        284.76%        122.25%

------------
(a) For the period from October 28, 1999 (commencement of operations) through March 31, 2000.

(b)   Not annualized.

(c)   Annualized.

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

                       See notes to financial statements.

THE COVENTRY GROUP
THE SHELBY LARGE CAP FUND

                              Financial Highlights

Selected data for a share outstanding throughout the periods indicated:

                                                                  Year           Year            Period
                                                                  Ended          Ended            Ended
                                                                March 31,      March 31,        March 31,
                                                                  2004           2003           2002 (a)
                                                              -------------  -------------  ----------------
Net Asset Value, Beginning of Period .......................  $      8.19    $     10.73    $     10.00
                                                              -----------    -----------    -----------
Operations:
 Net investment loss .......................................        (0.02)         (0.01)         (0.02)
 Net realized/unrealized gains/(losses) from investments ...         2.23          (2.53)          0.75
                                                              -----------    -----------    -----------
Total from operations ......................................         2.21          (2.54)          0.73
                                                              -----------    -----------    -----------
Change in Net Asset Value per share ........................         2.21          (2.54)          0.73
                                                              -----------    -----------    -----------
Net Asset Value, End of Period .............................  $     10.40    $      8.19    $     10.73
                                                              ===========    ===========    ===========
Total Return (excludes sales charge) .......................        26.98%        (23.67%)         7.30%(b)
Ratios/Supplemental Data:
 Net assets, end of period (000) ...........................  $    20,955    $    20,073    $    24,623
 Ratio of net expenses to average net assets ...............         1.70%          1.65%          1.65%(c)
 Ratio of net investment loss to average net assets ........        (0.14%)        (0.17%)        (0.43%)(c)
 Ratio of gross expenses to average net assets* ............         1.82%          1.97%          2.04%(c)
 Portfolio turnover ........................................        14.76%         16.58%          9.55%

-----------
(a) For the period from September 10, 2001 (commencement of operations) through March 31, 2002.

(b)   Not annualized.

(c)   Annualized.

* During the period, certain fees were reduced/reimbursed. If such fee reductions/reimbursements had not occurred, the ratios would have been as indicated.

                       See notes to financial statements.

INVESTMENT ADVISOR
SMC Capital, Inc.
4350 Brownsboro Rd.
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

DISTRIBUTOR
BISYS Fund Services Limited Partnership
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
Ernst & Young, LLP
1100 Huntington Center
41 South High Street
Columbus, Ohio 43215

This report is for the information of shareholders of The Shelby Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

5/04

INVESTMENT ADVISOR

Signal Capital Management, Inc.
420 Main Street
Evansville, Indiana 47708

ADMINISTRATOR,
TRANSFER AGENT AND DISTRIBUTOR

BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIAN

Huntington National Bank
7 Easton Oval
Columbus, Ohio 43219

COUNSEL

Dechert LLP
1775 I Street, NW
Washington, DC 20006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS OF THE SIGNAL FAMILY OF MUTUAL FUNDS. ITS USE IN CONNECTION WITH ANY OFFERING OF THE FUNDS' SHARES IS AUTHORIZED ONLY IN CASE OF CONCURRENT OR PRIOR DELIVERY OF THE FUNDS' CURRENT PROSPECTUS.

[THE SIGNAL FUNDS LOGO] THE SIGNAL FUNDS

ANNUAL REPORT

MARCH 31, 2004

                        [SIGNAL CAPITAL MANAGEMENT LOGO]

                           SIGNAL CAPITAL MANAGEMENT

                               INVESTMENT ADVISOR

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, OLD NATIONAL BANCORP., AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

SIGNAL FUNDS
LETTER TO SHAREHOLDERS

DEAR SHAREHOLDERS:

We are pleased to present the second annual report for the Signal Funds. The report covers the 12-month period from April 1, 2003 to March 31, 2004 which is the Funds' 2004 fiscal year.

Many of the same issues investors wrestled with last year such as the strength of the economic recovery and war with Iraq remained unresolved as the new year unfolded. By year's end, investors' confidence in the economic recovery was growing, but news of increased attacks on coalition forces in Iraq was weighing on investors' minds which to some extent overshadowed the good news of an improving economy.

THE EQUITY MARKET

The mood on Wall Street was anything but up-beat early on in 2003. The S&P 500 Index(1) was still range bound between 780 on the low side to about 950 on the high end -- a condition that had persisted since mid-year 2002. Would the rally that began in March have some staying power, or would it end in frustration and lower prices as was the case with the two previous rally attempts? Not only did the rally have staying power, leading to a 31% gain for the three quarters ending in December, but many of the stocks that had been beaten down in the last three years led the way back. During the rally, investors risk tolerance levels made a dramatic u-turn. Investors' greater appetite for risk was never more evident than in the March to June time frame, when the market advanced almost 15%. Stocks that led the rally had relatively high price-to-earnings ratios(2), poor earnings growth, high betas, and were in general of low quality. It may come as no surprise that the Technology Sector, with more than its share of lower quality and cyclical companies, posted the best total return for calendar year 2003 by gaining 46.8%. In this environment, your Fund's performance suffered due to the fact that its "quality growth" approach to selecting stocks meant that many of the top performing stocks didn't meet the Fund's guidelines.

The impact of the massive amounts of fiscal and monetary stimulus hit the economy in a big way in the second half of last year, sending gross domestic product growth(2) up 8.2% in the third quarter and up 4.1% in the fourth quarter. Above trend economic growth continued in the first quarter of 2004, by expanding 4.2%. By early 2004, the maturing of the economic recovery combined with a nearly 45% rise in the market from the March lows led to a shift in market leadership. A preference for risk was replaced with an aversion of risk. Consequently, the two top performing sectors in the first quarter were Consumer Staples (+5.6%) and Utilities (+5.1%). The Technology Sector fell to the bottom of the performance ranking with a loss of 2.4%. An attitude shift focusing on earnings growth and good quality companies helped your fund post market beating performance in the first quarter.

THE FIXED INCOME MARKET

Point to point, the interest rate experience during fiscal 2004 was rather dull. The ten year Treasury yield was 3.80% on March 31, 2003 and it was 3.83% on March 31, 2004. However, that point to point comparison covers up some dramatic events during the year. In June of last year, the Federal Reserve cut short term rates from 1.25% to 1.00%. It marked the 13th consecutive cut in the Fed Funds rate. Earlier in the month, the ten year Treasury yield fell to almost 3% after receiving more disappointing economic reports. The low

SIGNAL FUNDS
LETTER TO SHAREHOLDERS

yield didn't last long. Rates quickly reversed course over the next two months so that the yield on the ten year Treasury hit a high just over 4.50%. The change in thinking was spurred by fears of higher federal budget deficits from recent tax cuts and greater costs of the Iraq war.

Stock investors and bond investors were reading the same data in different ways. While stock investors were pushing prices higher based on a belief in the strength of the economic recovery, bond investors had little conviction in the recovery. As a result, yields moved somewhat lower through the end of the year. Even though yields were falling, there was some evidence that bond investors thought economic conditions were at least stabilizing. The difference in yields between corporate bonds and Treasuries (the yield spread) which had been historically wide began to narrow. If bond investors weren't convinced of the sustainability of the recovery, at the least they believed the economy wouldn't fall back into another recession. Accordingly, investors began to buy the higher yielding corporate bonds forcing their yields to fall more quickly than Treasuries. This led corporate bonds to outperform Treasuries. The best performing corporate bonds were the lower quality bonds. Just as in the stock market, bond investors were willing to take additional risk. For most of the fiscal year, the fixed income fund did not invest in lowest rated investment grade bonds which restrained the Fund's performance. The Fund's managers believe the economic recovery could lead to upward pressure on interest rates over the next 12-months. In order to help protect the Fund from the negative effects of rising interest rates, the managers have positioned the Fund with a shorter duration than that of the Fund's benchmark, the Lehman Brothers Intermediate Government/Credit Index(1).

Sincerely,

The Signal Capital Management Team

(1)The Standard & Poor's 500 Index (the "S&P 500") which tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The Lehman Brothers Intermediate Government/Credit Index (LBIG/C) is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. Investor cannot invest directly in an index.

(2)PRICE/EARNINGS (P/E) RATIO is the price of a stock divided by its historical earnings per share. BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market. GROSS DOMESTIC PRODUCT GROWTH (GDP) is the measure of the market value of the goods and servies produced by labor and property in the United States.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

INVESTMENT CONCERNS

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Over the past 12-months, stocks have enjoyed a strong resurgence as investor confidence returned. For the 12-month period ended March 31, 2004 the Signal Large Cap Growth Fund returned 29.00% (Class I Shares). Normally, this would be a strong return. However, the Standard and Poor's 500 Index returned 35.10% during the period.

For the year ended March 31, 2004, the Fund underperformed its benchmark as the market rewarded low quality stocks with either no current earnings or very poor outlooks. As the Fund primarily invests in better quality companies with solid earnings growth, the Fund failed to exceed its benchmark.

One of our observations has been the market's leadership during the rally consisted of lower quality companies with either no earnings or very poor earnings prospects. While this situation occurs from time to time, the Fund's managers believe that this behavior is abnormal and at some point the market could begin to reward those companies with strong earnings prospects. Thus far in calendar 2004 it appears the market is doing just that as dependable growth as well as other companies with strong earnings prospects are indeed outperforming the averages.

As such, the Fund has performed better than the index, gaining 3.09% for the first three months of the year while the S&P 500 gained only 1.69%.

At this juncture, the Fund is underexposed to the interest sensitive segments of the market. Given the continued strength in the economy along with rising energy costs, our view is interest rates may rise further. We are also modestly underexposed to the consumer segments as higher energy costs and higher interest rates may very well impact consumers' ability to maintain their discretionary spending. We are modestly underexposed to the healthcare sector with the bulk of the under-weight in the large capitalization pharmaceutical companies. It is our view that the pharmaceutical industry is losing its pricing power (note the new Viagra value card - fill six prescriptions and the seventh is free-a 14% defacto price cut) and this could result in lowered earnings expectations. We are overexposed to the energy sector as we believe earnings estimates for these companies are too low and might be increased throughout the year. We are also overexposed to the capital expenditure beneficiaries - both the industrial as well as the technology stocks - as we believe global growth could drive demand for new infrastructure. In addition, we believe new developments in technology may keep demand for semiconductors, hardware and selected software at high levels for at least the balance of 2004.


TOTAL RETURN AS OF MARCH 31, 2004

                                         AGGREGATE               ANNUALIZED
                                     -----------------    ------------------------
                                                                   SINCE INCEPTION
                                     1 MONTH   3 MONTH    1 YEAR      (7/15/02)
                                     -------   -------    ------   ---------------
CLASS I...........................     0.00%     3.09%    29.00%        9.64%
CLASS A
     Without Sales Charge.........     0.00%     3.11%    28.60%        9.30%
     With Sales Charge*...........    -4.73%    -1.83%    22.51%        6.24%
CLASS B
     Without CDSC.................    -0.09%     2.95%    27.67%        8.56%
     With CDSC*...................    -5.09%    -2.05%    22.67%        6.35%

S&P 500 INDEX.....................    -1.51%     1.69%    35.10%       14.71%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*Class A Shares reflect the maximum sales charge of 4.75%. Class B Shares reflects the maximum contingent deferred sales charge of 5.00%.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2004 subject to change

                                                                       SIGNAL LARGE
                                                        S&P 500      CAP GROWTH FUND
                                                      -----------    ---------------
AVG. MARKET CAP                                       $89 Billion      $62 Billion
LONG TERM GROWTH RATE                                       7%              14%
BETA(1)                                                  1.00             0.95
2004 P/E RATIO(1)                                        17.4             19.3

(1)PRICE/EARNINGS (P/E) RATIO is the price of a stock divided by its historical earnings per share. BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                  GROWTH OF $10,000 INVESTMENT FROM INCEPTION

                                  [LINE GRAPH]

          7/15/2002     2-Sep      2-Dec      3-Mar      3-Jun      3-Sep      3-Dec      4-Mar
          ---------     -----      -----      -----      -----      -----      -----      -----
Class I     10,000      9,016      9,425      9,080      9,909     10,370     11,362     11,714

S&P 500     10,000      8,914      9,666      9,361     10,803     11,089     12,439     12,650

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Large Cap Growth Fund is measured against the Standard & Poor's 500 Index (the "S&P 500") which tracks the performance of 500 select common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
INCOME FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Total returns for the Signal Income Fund for the 12-month period ended March 31, 2004 lagged its benchmark index, particularly in the first half of the year, but significantly narrowed the gap as the period progressed. As mentioned, this is mostly due to the conservative stance with regard to interest rate risk (or lower fund duration).

The bond market had another positive year in 2003; however, it was a year marked with volatility. As the economy continued to show distinct improvement, pockets of deceleration continued in some market and geographical segments. This combined with currency fluctuations, geopolitical uncertainty and large-scale fund shifts into equities led to bond yields and prices fluctuating with the ebb and flow of market news. Likewise, the market value of bonds was in flux. Overall, the bond market had positive returns for the 12-month period with interest rate levels in-line to slightly higher than those at March 31, 2003.

Overall, bonds had modestly positive returns for the year-ending March 31, 2004 as measured by the ("LBIG/C Index"). The overall positive returns from price appreciation enjoyed in the prior three years has begun to taper off as expected, we believe, leaving total return primarily dependent on current income.

We took a conservative approach throughout 2003 with the management of the Fund, particularly with regard to interest rate risk. We have taken the stance that our shareholders will be at an advantage over a three to five year time period by potentially reaping a more modest current income in the current investment period while striving to keep the risk of principal decline relatively low. Accordingly, we have maintained portfolio duration (a measure of interest rate sensitivity) relatively low throughout the year. Signal Capital Management research and proprietary market models suggest that this approach is still valid and one that we expect to continue in the next 12-months. Another approach to conservative management over the past year (consistent with the goal of preservation of capital) has been the relative credit quality of the Fund. We have taken an approach to bond investing that reflects, on average, higher investment quality than the overall index. As the economy improved throughout the year, we added a higher level of corporate and credit risk to the Fund, helping to boost current yields in a low interest rate environment. This added higher coupon return to the Fund in the latter half of 2003.


TOTAL RETURN AS OF MARCH 31, 2004

                                         AGGREGATE               ANNUALIZED
                                     -----------------    ------------------------
                                                                   SINCE INCEPTION
                                     1 MONTH   3 MONTH    1 YEAR      (7/15/02)
                                     -------   -------    ------   ---------------
CLASS I.......................         0.70%     2.11%     3.43%        5.19%
CLASS A
     Without Sales Charge.....         0.68%     2.05%     3.17%        5.15%
     With Sales Charge*.......        -2.58%    -1.29%    -0.15%        3.12%
CLASS B
     Without CDSC.............         0.62%     1.86%     2.40%        4.35%
     With CDSC*...............        -2.88%    -1.64%    -1.09%        2.65%

LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT/CREDIT INDEX.......         0.78%     2.47%     5.30%        7.20%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*Class A Shares reflect the maximum sales charge of 3.25%. Class B Shares reflects the maximum contingent deferred sales charge of 3.50%.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2004 subject to change

                                                            SIGNAL
                                               LBIG/C    INCOME FUND
                                               ------    -----------
AVG. MOD. DURATION......................        3.75         3.05
AVG. MATURITY...........................        4.49         3.60
AVG. COUPON.............................        4.89         5.08
30 DAY EFFECTIVE YLD.
     Class I ...........................        N/A          3.65%
     Class A ...........................        N/A          3.39%
     Class B ...........................        N/A          2.62%
AVG. CREDIT RATING (AS RATED BY
STANDARD & POOR'S) .....................        N/A          AA1

SIGNAL FUNDS
INCOME FUND

                   GROWTH OF $10,000 INVESTMENT FROM INCEPTION

                                  [LINE GRAPH]

                      7/12/2002     2-Sep       2-Dec       3-Mar      3-Jun      3-Sep      3-Dec      4-Mar
                      ---------     -----       -----       -----      -----      -----      -----      -----
Class I                 10,000     10,357       10,452     10,547     10,741     10,691     10,683     10,908

LB Gov/Credit Index     10,000     10,331     10,505.7     10,663     10,952     10,950     10,957     11,229

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Income Fund is measured against the Lehman Brothers Intermediate Government/Credit Index (the "LBIG/C" ) which is composed of investment grade corporate debt issues as well as debt issues of U.S. government agencies and the U.S. Treasury. The debt issues all maintain maturities within a range of one to ten years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

INVESTMENT CONCERNS

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

A portion of income may be subject to some state and or local taxes and for certain investors a portion may be subject to the federal alternative minimum tax.

The Signal Tax-Exempt Income Fund rode several interest rate swings in the year ending March 31, 2004. Rates ended the period virtually unchanged, however, the momentum seems to be waning for bonds. Although it was a positive year for the Fund, it did underperform its benchmark. The underperformance can be attributed to lower interest rate-risk exposure than that of the benchmark.

Signs of higher rates have been starting to trickle in the past month. March employment surprised investors as they learned more news that suggests a stronger economic recovery is underway. The report sparked a sell-off in bonds that appears to have some technical significance. The yield on the 10-Year U.S. Treasury increased more than seventy basis points (0.70%) in less than a month -- a move that violates an eight-month downtrend in rates. In addition, our proprietary model has resumed its course into sell territory. The recent activity shows how sensitive bond investors are to the threat of rising rates. Unfortunately, the recent inflationary report indicates that pressure exists, and it may be simply a matter of time before the Federal Reserve begins to raise short-term rates. Interestingly, though, the debate as to when this will occur continues.

The Signal Tax-Exempt Income Fund is keeping its appeal for investors seeking income exempt from federal taxes. The Fund remains invested defensively toward rising rates; and although it has underperformed its benchmark, it has narrowed the gap in recent months.

TOTAL RETURN AS OF MARCH 31, 2004

                                         AGGREGATE               ANNUALIZED
                                     -----------------    ------------------------
                                                                   SINCE INCEPTION
                                     1 MONTH   3 MONTH    1 YEAR      (7/15/02)
                                     -------   -------    ------   ---------------
CLASS I........................       -0.48%     1.07%     4.41%        5.35%
CLASS A
     Without Sales Charge......       -0.50%     1.01%     4.14%        5.25%
     With Sales Charge*........       -3.77%    -2.25%     0.78%        3.23%
CLASS B
     Without CDSC..............       -0.57%     0.82%     3.37%        4.44%
     With CDSC*................       -4.04%    -2.68%    -0.13%        2.73%

LEHMAN BROTHERS 7 - YEAR
MUNICIPAL BOND INDEX ..........       -0.85%     1.31%     5.60%        6.23%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

*Class A Shares reflect the maximum sales charge of 3.25%. Class B Shares reflects the maximum contingent deferred sales charge of 3.50%.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2004 subject to change

                                                 LB 7-YEAR                SIGNAL
                                                 MUNI BOND        TAX-EXEMPT INCOME FUND
                                                 ---------        ----------------------
AVG. MOD. DURATION......................            5.45                   4.57
AVG. MATURITY...........................            6.93                   5.29
AVG. COUPON.............................            5.26                   4.77
30 DAY EFFECTIVE YLD.
     Class I............................            N/A                    3.55%
     Class A............................            N/A                    3.29%
     Class B............................            N/A                    2.52%
AVG. CREDIT RATING (AS RATED BY
STANDARD & POOR'S)......................            AA1                     AA1

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                   GROWTH OF $10,000 INVESTMENT FROM INCEPTION

                                  [LINE GRAPH]

                  7/12/2002     2-Sep      2-Dec      3-Mar      3-Jun      3-Sep      3-Dec      4-Mar
                  ---------     -----      -----      -----      -----      -----      -----      -----
Class I             10,000     10,358     10,341     10,475     10,735     10,726     10,822     10,937

LB 7Yr Mun Bond     10,000     10,324     10,354     10,473     10,752     10,810     10,917     11,060

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST.

The chart above represents a comparison of a hypothetical investment in the indicated Fund versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

The performance of the Signal Tax-Exempt Income Fund is measured against the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than seven years. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. The Fund's performance does reflect the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

SIGNAL FUNDS
MONEY MARKET FUND

INVESTMENT CONCERNS

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

ECONOMIC ACTIVITY APPEARS TO HAVE ACCELERATED THROUGHOUT THE PAST 12 MONTHS.

The economy began the year plagued by uncertainties of the war in Iraq. Moreover, business investment slowed, and the employment situation remained dismal. The Federal Open Markets Committee (FOMC) cut the Federal Funds rate by 25 basis points at the June meeting in an effort to further support economic growth. The FOMC believed a slightly more expansive monetary policy would improve business spending, resulting in an improved labor market over time.

Business activity continued to improve in the second half of 2003, as the economic rebound appeared to gain momentum. The FOMC kept interest rates at a 45-year low, as inflation remained muted. Moreover, activity in the housing market remained at a very high level as homeowners took advantage of extremely low mortgage rates. Positive returns in the stock market boosted consumer confidence further. In addition, business confidence continued to grow amid solid profits and strong cash flows. Finally, the labor market appeared to be improving in the first quarter of 2004.

The FOMC may raise short-term interest rates this year if economic activity continues at a rapid pace. Furthermore, improving labor markets coupled with rising inflation may put pressure on short-term rates. The Signal Money Market Fund will maintain a longer average maturity with the belief the FOMC could be on hold until the second half of 2004.

TOTAL RETURN AS OF MARCH 31, 2004

                                         AGGREGATE               ANNUALIZED
                                     -----------------    ------------------------
                                                                   SINCE INCEPTION
                                     1 MONTH   3 MONTH    1 YEAR      (7/15/02)
                                     -------   -------    ------   ---------------
CLASS I.....................          0.05%     0.14%      0.57%        0.75%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, PLEASE CONTACT US AT 888-426-9709.

The total return set forth reflects certain expenses that were voluntarily reduced. In such instances, and without this activity, total return would have been lower.

FUND STATISTICS AS OF MARCH 31, 2004 subject to change

                                    30-DAY                  7-DAY
                                EFFECTIVE YIELD             YIELD
                                ---------------             -----
CLASS I.....................         0.57%                  0.57%

THE YIELD QUOTATION MORE CLOSELY REFLECTS THE CURRENT EARNINGS OF THE FUND THAN THE TOTAL RETURN QUOTATIONS.

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                SECURITY
AMOUNT ($)                              DESCRIPTION                            VALUE ($)
----------                              -----------                            ---------
                   COMMON STOCKS -- 96.8%
                   AEROSPACE/DEFENSE -- 2.0%
     8,100         United Technologies Corp. ..........................          699,030
                                                                               ---------
                   AIR FREIGHT & LOGISTICS -- 0.7%
     6,000         Expeditors International
                     of Washington, Inc. ..............................          236,940
                                                                               ---------
                   ALUMINUM -- 1.4%
    13,500         Alcoa, Inc. ........................................          468,315
                                                                               ---------
                   AUTO PARTS & EQUIPMENT -- 0.4%
     2,500         Johnson Controls, Inc. .............................          147,875
                                                                               ---------
                   COMMUNICATIONS EQUIPMENT -- 3.6%
    24,000         Cisco Systems, Inc.* ...............................          564,480
    10,000         Qualcomm, Inc. .....................................          664,200
                                                                               ---------
                                                                               1,228,680
                                                                               ---------
                   COMPUTER HARDWARE -- 1.8%
    18,000         Dell Computer Corp.* ...............................          605,160
                                                                               ---------
                   COMPUTERS - MEMORY DEVICES -- 1.3%
    32,000         EMC Corp.* .........................................          435,520
                                                                               ---------
                   CONSTRUCTION MATERIALS -- 0.7
     6,000         Florida Rock Industries, Inc. ......................          252,900
                                                                               ---------
                   CONSUMER FINANCE -- 1.9%
    24,000         MBNA Corp. .........................................          663,120
                                                                               ---------
                   DISTILLER & VINTNERS -- 2.3%
    25,000         Constellation Brands, Inc.* ........................          802,500
                                                                               ---------
                   DIVERSIFIED FINANCIAL SERVICES -- 4.8%
    23,000         Citigroup, Inc. ....................................        1,189,100
     9,000         State Street Corp. .................................          469,170
                                                                               ---------
                                                                               1,658,270
                                                                               ---------

                   FINANCE - INVESTMENT BANKERS AND BROKERS -- 5.1%
     6,000         Goldman Sachs Group, Inc. ..........................          626,100
     6,000         J.P. Morgan Chase & Co. ............................          251,700
     9,500         Legg Mason, Inc. ...................................          881,410
                                                                               ---------
                                                                               1,759,210
                                                                               ---------
                   FOOD DISTRIBUTORS -- 1.4%
    12,500         Sysco Corp. ........................................          488,125
                                                                               ---------
                   GENERAL MERCHANDISE -- 2.2%
     8,700         Family Dollar Stores ...............................          312,765
     9,700         Target Corp. .......................................          436,888
                                                                               ---------
                                                                                 749,653
                                                                               ---------
                   HEALTHCARE - DISTRIBUTION/SERVICES -- 1.0%
     4,500         Express Scripts, Inc., Class A* ....................          335,655
                                                                               ---------
                   HEALTHCARE - EQUIPMENT -- 3.3%
    13,000         Medtronic, Inc. ....................................          620,750
     5,600         Stryker Corp. ......................................          495,768
                                                                               ---------
                                                                               1,116,518
                                                                               ---------
                   HEALTHCARE - MANAGED CARE -- 1.9%
     7,000         Anthem, Inc.* ......................................          634,480
                                                                               ---------
                   HOTELS & MOTELS -- 1.8%
    14,000         Choice Hotels International, Inc. ..................          626,360
                                                                               ---------
                   HOUSEHOLD PRODUCTS -- 1.0%
     6,000         Colgate-Palmolive Co. ..............................          330,600
                                                                               ---------
                   HYPER MARKETS & SUPER CENTERS -- 1.5%
     8,500         Wal-Mart Stores, Inc. ..............................          507,365
                                                                               ---------
                   INDUSTRIAL CONGLOMERATES -- 3.8%
    10,400         3M Co. .............................................          851,448
    14,800         General Electric Co. ...............................          451,696
                                                                               ---------
                                                                               1,303,144
                                                                               ---------
                   INDUSTRIAL GASES -- 1.5%
    13,600         Praxair, Inc. ......................................          504,832
                                                                               ---------
                   INSURANCE - LIFE/HEALTH -- 1.2%
    10,000         AFLAC, Inc. ........................................          401,400
                                                                               ---------
                   INSURANCE-MULTI-LINE -- 2.8%
    13,600         American International Group, Inc. .................          970,360
                                                                               ---------
                   MACHINERY - INDUSTRIAL -- 5.1%
     6,700         Danaher Corp. ......................................          625,579
     9,000         Illinois Tool Works, Inc. ..........................          713,070
     6,100         Ingersoll-Rand Co. - ADR ...........................          412,665
                                                                               ---------
                                                                               1,751,314
                                                                               ---------
                   MEDICAL PRODUCTS -- 1.1%
    10,000         Biomet, Inc. .......................................          383,600
                                                                               ---------
                   OIL & GAS - INTEGRATED -- 3.4%
    10,300         BP Plc - ADR .......................................          527,360
    15,000         Exxon Mobil Corp. ..................................          623,850
                                                                               ---------
                                                                               1,151,210
                                                                               ---------
                   OIL & GAS EXPLORATION SERVICES -- 3.5%
    14,300         Apache Corp. .......................................          617,331
    13,000         Pogo Producing Co. .................................          596,310
                                                                               ---------
                                                                               1,213,641
                                                                               ---------
                   OIL FIELD MACHINERY AND EQUIPMENT -- 0.7%
     4,500         Smith International, Inc.* .........................          240,795
                                                                               ---------
                   PERSONAL PRODUCTS -- 1.4%
     6,500         Avon Products, Inc. ................................          493,155
                                                                               ---------

                                    continued

SIGNAL FUNDS
LARGE CAP GROWTH FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                         SECURITY
AMOUNT ($)                                       DESCRIPTION                                      VALUE ($)
----------                                       -----------                                      ---------
                   PHARMACEUTICALS -- 4.9%
    15,300         Barr Laboratories, Inc.* ................................................        702,270
     7,000         Johnson & Johnson .......................................................        355,040
    17,300         Pfizer, Inc. ............................................................        606,365
                                                                                                 ----------
                                                                                                  1,663,675
                                                                                                 ----------
                   PREPACKAGED SOFTWARE -- 0.6%
     4,500         DST Systems, Inc.* ......................................................        204,075
                                                                                                 ----------
                   REGIONAL BANKS -- 3.8%
    14,500         BB&T Corp. ..............................................................        511,850
    24,000         SouthTrust Corp. ........................................................        795,840
                                                                                                 ----------
                                                                                                  1,307,690
                                                                                                 ----------
                   REITS - EQUITY OFFICE -- 1.7%
    20,000         Equity Office Properties ................................................        577,800
                                                                                                 ----------
                   RETAIL - COMPUTER/ELECTRONICS -- 1.2%
     8,000         Best Buy Co., Inc. ......................................................        413,760
                                                                                                 ----------
                   RETAIL - HOME IMPROVEMENT -- 3.1%
    18,800         Lowe's Cos., Inc. .......................................................      1,055,244
                                                                                                 ----------
                   SEMICONDUCTORS -- 3.5%
    28,000         Intel Corp. .............................................................        761,600
    12,000         Linear Technology Corp. .................................................        444,240
                                                                                                 ----------
                                                                                                  1,205,840
                                                                                                 ----------
                   SERVICES - COMMERCIAL -- 1.5%
     5,800         Apollo Group, Inc.* .....................................................        499,438
                                                                                                 ----------
                   SOFT DRINKS -- 1.6%
    10,000         PepsiCo, Inc. ...........................................................        538,500
                                                                                                 ----------
                   SPECIALTY STORES -- 0.5%
     4,000         Bed Bath & Beyond, Inc.* ................................................        167,040
                                                                                                 ----------
                   SYSTEMS SOFTWARE -- 7.3%
    18,000         Adobe Systems, Inc. .....................................................        709,740
    30,000         Microsoft Corp. .........................................................        749,100
    22,000         Symantec Corp.* .........................................................      1,018,600
                                                                                                 ----------
                                                                                                  2,477,440
                                                                                                 ----------
                   TELEPHONE - INTEGRATED -- 0.4%
     4,200         Verizon Communications ..................................................        153,468
                                                                                                 ----------
                   UTILITIES - ELECTRIC -- 2.1%
     6,800         Cinergy Corp. ...........................................................        278,052
     6,500         FPL Group, Inc. .........................................................        434,525
                                                                                                 ----------
                                                                                                    712,577
                                                                                                 ----------
                   TOTAL COMMON STOCKS
                   (Cost - $ 24,407,261) ...................................................     33,136,274
                                                                                                 ----------
                   U.S. GOVERNMENT AGENCIES -- 1.5%
                   FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 1.5%
   500,000         Fannie Mae 0.97%, 4/7/04** ..............................................        499,919
                                                                                                 ----------
                   TOTAL U.S. GOVERNMENT AGENCIES
                     (cost - $ 499,919) ....................................................        499,919
                                                                                                 ----------
                   INVESTMENT  COMPANIES -- 1.7%
   567,421         Huntington Money Market Fund
                      Trust Class ..........................................................        567,421
                                                                                                 ----------
                   TOTAL INVESTMENT COMPANIES
                     (cost - $ 567,421) ....................................................        567,421
                                                                                                 ----------
                   TOTAL INVESTMENTS - 100.0%
                     (cost - $ 25,474,601)*** ..............................................     34,203,614
                                                                                                 ==========

-------------
Percentages indicated are based on net assets of $34,198,903.

* Non-income producing security.

** Discount note. The rate shown is the effective yield at the time of purchase.

*** Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation ........   $9,000,528
Unrealized depreciation ........     (271,515)
                                   ----------
Net unrealized appreciation ....   $8,729,013
                                   ==========

ADR - American Depositary Receipt

                       See notes to financial statements.

SIGNAL FUNDS
INCOME FUND

                                SCHEDULE OF PORTFOLIO INVESTMENTS
                                          MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                 INTEREST        MATURITY
AMOUNT ($)                SECURITY DESCRIPTION                              RATE            DATE          VALUE ($)
----------                --------------------                              ----            ----          ---------
             CORPORATE BONDS -- 34.7%
             BANKING -- 5.4%
  500,000    Credit Suisse First Boston USA, Inc. .............             4.63%          1/15/08          529,678
1,000,000    Credit Suisse First Boston USA, Inc. .............             6.13          11/15/11        1,116,999
  105,000    First Union National Bank, BKNT ..................             5.80           12/1/08          117,196
  500,000    U.S. Bancorp .....................................             5.10           7/15/07          541,701
  455,000    U.S. Bancorp .....................................             5.70          12/15/08          503,304
  500,000    Wells Fargo Co. ..................................             3.50            4/4/08          512,333
                                                                                                          ---------
                                                                                                          3,321,211
                                                                                                          ---------
             BEVERAGES -- 0.3%
  180,000    Coca-Cola Enterprises, Inc. ......................             5.38           8/15/06          193,561
                                                                                                          ---------
             COMPUTER HARDWARE -- 1.2%
  110,000    Hewlett-Packard Co. ..............................             7.15           6/15/05          117,047
  500,000    Hewlett-Packard Co. ..............................             5.75          12/15/06          544,346
  100,000    International Business Machines Corp. ............             4.88           10/1/06          106,843
                                                                                                          ---------
                                                                                                            768,236
                                                                                                          ---------
             COMPUTER SOFTWARE & SERVICES -- 0.2%
  100,000    Electronic Data Systems Corp. ....................             7.13          10/15/09          106,766
                                                                                                          ---------
             DEPARTMENT STORES -- 1.3%
  750,000    Target Corp. .....................................             5.88            3/1/12          832,770
                                                                                                          ---------
             DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
  350,000    Eaton Corp. ......................................             6.95          11/15/04          361,606
                                                                                                          ---------
             ELECTRIC & ELECTRONIC EQUIPMENT -- 2.2%
1,300,000    General Electric Co. .............................             5.00            2/1/13        1,361,201
                                                                                                          ---------
             FINANCIAL SERVICES -- 12.3%
  125,000    Alliance Capital Management ......................             5.63           8/15/06          134,116
  100,000    Associates Corp., MTN ............................             7.55           7/17/06          112,350
  500,000    Associates Corp. .................................             6.88          11/15/08          576,570
  500,000    Bear Stearns Co., Inc. ...........................             6.63           10/1/04          513,453
  157,000    Ford Motor Credit Co. ............................             5.05           4/20/05          160,514
  125,000    Ford Motor Credit Co. ............................             6.13            1/9/06          131,622
  250,000    General Electric Capital Corp. ...................             4.25           1/28/05          256,014
  345,000    General Electric Capital Corp., MTN ..............             6.13           2/22/11          389,308
  100,000    General Motors Acceptance Corp. ..................             7.63           6/15/04          101,238
  500,000    General Motors Acceptance Corp. ..................             6.15            4/5/07          537,933
   75,000    Goldman Sachs Group, Inc. ........................             6.88           1/15/11           87,141
  130,000    Homeside Lending, Inc., MTN ......................             6.75            8/1/04          132,300
  300,000    Household Finance Corp. ..........................             5.88           9/25/04          306,719
  250,000    Household Finance Corp. ..........................             8.00           7/15/10          306,258
  300,000    International Lease Finance Corp. ................             5.63            6/1/07          327,179
   20,000    J.P. Morgan & Co., Inc. ..........................             5.75          10/15/08           21,985
  155,000    J.P. Morgan & Co., Inc., MTN .....................             6.00           1/15/09          172,223
  395,000    J.P. Morgan Chase Bank ...........................             6.13           11/1/08          439,121
  500,000    J.P. Morgan Chase Bank ...........................             5.75            1/2/13          543,462
  325,000    Lehman Brothers Holdings, Inc. ...................             6.63            4/1/04          325,000

                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                                INTEREST         MATURITY
AMOUNT ($)                         SECURITY DESCRIPTION                                    RATE             DATE           VALUE ($)
----------                         --------------------                                    ----             ----           ---------
  500,000    Morgan Stanley .......................................................        3.63%            4/1/08           511,659
1,000,000    Prudential Financial, Inc. ...........................................        4.50            7/15/13           995,854
  500,000    Verizon Global Funding Corp. .........................................        4.00            1/15/08           518,421
                                                                                                                          ----------
                                                                                                                           7,600,440
                                                                                                                          ----------
             FOOD PRODUCTS & SERVICES -- 0.8%
  140,000    Campbell Soup Co. ....................................................        6.90           10/15/06           155,922
  300,000    Kraft Foods Inc. .....................................................        4.00            10/1/08           308,694
                                                                                                                          ----------
                                                                                                                             464,616
                                                                                                                          ----------
             INSURANCE / LIFE -- 0.9%
  513,000    Lincoln National Corp. ...............................................        6.50            3/15/08           574,251
                                                                                                                          ----------
             INVESTMENT MANAGEMENT AND ADVISORY SERVICES -- 0.8%
  500,000    FMR Corp. (a) ........................................................        4.75             3/1/13           508,945
                                                                                                                          ----------
             MEDICAL - DRUGS -- 2.3%
  800,000    Bristol-Meyers Squibb Co. ............................................        5.75            10/1/11           879,456
  500,000    Wyeth ................................................................        5.50             2/1/14           524,270
                                                                                                                          ----------
                                                                                                                           1,403,726
                                                                                                                          ----------
             OIL - INTEGRATED COMPANIES -- 0.6%
  350,000    Texaco Capital, Inc. .................................................        6.00            6/15/05           368,692
                                                                                                                          ----------
             PRINTING & PUBLISHING -- 1.5%
  630,000    New York Times Co., MTN ..............................................        6.95           11/18/09           731,505
  155,000    Tribune Co., MTN .....................................................        5.50            10/6/08           169,839
                                                                                                                          ----------
                                                                                                                             901,344
                                                                                                                          ----------
             RESTAURANTS -- 0.5%
  280,000    McDonald's Corp. .....................................................        6.00            4/15/11           311,814
                                                                                                                          ----------
             RETAIL -- 0.4%
  200,000    Sherwin-Williams Co. .................................................        6.85             2/1/07           223,129
                                                                                                                          ----------
             TELECOMMUNICATIONS -- 2.0%
  100,000    Alltel Corp. .........................................................        7.25             4/1/04           100,000
1,000,000    Verizon New York, Inc. ...............................................        6.88             4/1/12         1,137,834
                                                                                                                          ----------
                                                                                                                           1,237,834
                                                                                                                          ----------
             UTILITIES - ELECTRIC -- 1.4%
   95,000    National Rural Utilities .............................................        6.00            5/15/06           102,683
  200,000    Tennessee Valley Authority, Series A .................................        5.63            1/18/11           223,148
  500,000    Union Electric Co. ...................................................        6.75             5/1/08           569,747
                                                                                                                          ----------
                                                                                                                             895,578
                                                                                                                          ----------
             TOTAL CORPORATE BONDS (Cost - $ 20,450,895) ..........................                                       21,435,720
                                                                                                                          ----------
             U.S. GOVERNMENT AGENCIES -- 44.5%
1,000,000    Fannie Mae* ..........................................................        0.96            4/15/04           999,619
  230,000    Fannie Mae ...........................................................        6.55            9/12/05           246,986
  350,000    Fannie Mae, MTN ......................................................        6.89            4/25/06           385,865
  200,000    Fannie Mae ...........................................................        5.60            4/27/06           200,627
  300,000    Fannie Mae ...........................................................        5.25            6/15/06           321,885
  400,000    Fannie Mae ...........................................................        7.13            3/15/07           455,487
1,000,000    Fannie Mae ...........................................................        4.00             9/2/08         1,037,846
  250,000    Fannie Mae ...........................................................        5.25            1/15/09           274,628
  500,000    Fannie Mae, Callable 4/30/04@ 100 ....................................        4.25            4/30/09           501,126
  200,000    Fannie Mae ...........................................................        4.25            7/28/10           201,460

                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                      INTEREST  MATURITY
AMOUNT ($)                   SECURITY DESCRIPTION                                RATE      DATE         VALUE ($)
----------                   --------------------                                ----      ----         ---------
  150,000     Fannie Mae ................................................        6.25%     2/1/11         170,667
  500,000     Fannie Mae, Callable 7/19/04 @ 100 ........................        6.25     7/19/11         507,674
  100,000     Fannie Mae ................................................        5.25      8/1/12         106,177
  300,000     Fannie Mae, Callable 04/15/04 @ 100 .......................        5.00     4/15/13         300,392
  970,065     Fannie Mae ................................................        4.50     6/25/33         984,483
  250,000     Federal Farm Credit Bank, MTN .............................        5.96      1/6/05         259,061
  500,000     Federal Farm Credit Bank, MTN .............................        5.87      9/2/08         560,613
  420,000     Federal Farm Credit Bank ..................................        5.81     1/10/11         472,316
  500,000     Federal Farm Credit Bank ..................................        4.60     1/17/12         521,750
1,800,000     Federal Home Loan Bank* ...................................        1.11     5/13/04       1,797,668
   50,000     Federal Home Loan Bank, Series 217 ........................        4.75     6/28/04          50,441
  200,000     Federal Home Loan Bank, Series 288 ........................        4.13     1/14/05         204,712
  650,000     Federal Home Loan Bank, Series 4G05 .......................        7.13     2/15/05         683,240
1,000,000     Federal Home Loan Bank, Callable 9/1/2004 @ 100 ...........        1.27      3/1/05         999,966
  250,000     Federal Home Loan Bank, Series L-06 .......................        5.82     1/11/06         268,035
  250,000     Federal Home Loan Bank ....................................        2.07      6/2/06         250,285
  285,000     Federal Home Loan Bank, Series TV06 .......................        4.88    11/15/06         304,991
  925,000     Federal Home Loan Bank, Series HS07 .......................        6.20    10/10/07       1,037,826
  500,000     Federal Home Loan Bank, Callable 10/17/05@100 .............        3.25    10/17/07         510,244
1,065,000     Federal Home Loan Bank, Series 100 ........................        5.80      9/2/08       1,189,756
  325,000     Federal Home Loan Bank, Series 8D08 .......................        5.25    11/14/08         356,484
  875,000     Federal Home Loan Bank ....................................        5.49    12/22/08         970,554
  100,000     Federal Home Loan Bank, Series 1N11 .......................        6.00     5/13/11         114,025
  500,000     Federal Home Loan Bank ....................................        5.00     2/21/12         502,150
1,000,000     Federal Home Loan Bank, Callable 06/20/2005 @ 100 .........        6.00     6/20/12       1,049,197
  200,000     Federal Home Loan Bank, Callable 11/05/04@100 .............        5.60     11/5/13         204,704
  750,000     Federal Home Loan Bank ....................................        5.60    11/20/13         754,085
1,000,000     Federal Home Loan Bank, Callable 10/15/2004 @ 100 .........        6.00    10/15/18       1,020,798
1,000,000     Federal Home Loan Bank, Callable 11/05/04@100 .............        6.13     11/5/18       1,021,305
  500,000     Freddie Mac ...............................................        5.00     5/15/04         502,380
  500,000     Freddie Mac ...............................................        4.50     8/15/04         506,328
  245,000     Freddie Mac ...............................................        6.78     8/18/05         263,090
  200,000     Freddie Mac ...............................................        6.80     8/22/05         214,886
  500,000     Freddie Mac ...............................................        3.25     3/14/08         506,977
   50,000     Freddie Mac ...............................................        5.75     4/15/08          55,747
  500,000     Freddie Mac ...............................................        3.05    12/26/08         499,148
1,000,000     Freddie Mac ...............................................        6.25      3/5/12       1,090,729
1,500,000     Freddie Mac ...............................................        4.80     7/30/13       1,512,823
  500,000     Freddie Mac ...............................................        5.13      8/6/13         505,969
                                                                                                       ----------
              TOTAL U.S. GOVERNMENT AGENCIES (Cost - $ 26,566,901) ......                              27,457,205
                                                                                                       ----------
              U.S. TREASURY NOTES -- 17.5%
  300,000     U.S. Treasury Notes .......................................        5.25     5/15/04         301,523
  300,000     U.S. Treasury Notes .......................................        6.00     8/15/04         305,578
  550,000     U.S. Treasury Notes .......................................        6.50     5/15/05         582,377
  200,000     U.S. Treasury Notes .......................................        6.50     8/15/05         214,203
  525,000     U.S. Treasury Notes .......................................        5.88    11/15/05         562,591
  700,000     U.S. Treasury Notes .......................................        5.63     2/15/06         753,320
  700,000     U.S. Treasury Notes .......................................        6.88     5/15/06         776,426

                                    continued

SIGNAL FUNDS
INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                 INTEREST   MATURITY
AMOUNT ($)                    SECURITY DESCRIPTION                          RATE       DATE       VALUE ($)
----------                    --------------------                          ----       ----      ----------
1,150,000    U.S. Treasury Notes ...................................        6.50%    10/15/06     1,283,238
  150,000    U.S. Treasury Notes ...................................        6.25      2/15/07       167,977
  325,000    U.S. Treasury Notes ...................................        6.63      5/15/07       369,802
  400,000    U.S. Treasury Notes ...................................        6.13      8/15/07       451,438
2,000,000    U.S. Treasury Notes ...................................        3.00     11/15/07     2,053,045
  500,000    U.S. Treasury Notes ...................................        3.00      2/15/08       511,739
  775,000    U.S. Treasury Notes ...................................        5.50      2/15/08       865,003
  650,000    U.S. Treasury Notes ...................................        5.63      5/15/08       730,183
  500,000    U.S. Treasury Notes ...................................        3.38     11/15/08       515,196
  340,000    U.S. Treasury Notes ...................................        4.75     11/15/08       370,826
                                                                                                 ----------
             TOTAL U.S. TREASURY NOTES (Cost - $ 10,060,792) .......                             10,814,465
                                                                                                 ----------
             U.S. TREASURY BONDS -- 1.6%
  700,000    U.S. Treasury Bonds ...................................        5.00      8/15/11       771,340
  200,000    U.S. Treasury Bonds ...................................        4.88      2/15/12       218,320
                                                                                                 ----------
             TOTAL U.S. TREASURY BONDS (Cost - $ 901,800) ..........                                989,660
                                                                                                 ----------
             INVESTMENT COMPANIES -- 0.8%
  511,737    Huntington Money Market Fund - Trust Class ............                                511,737
                                                                                                 ----------
             TOTAL INVESTMENT COMPANIES (Cost - $ 511,737) .........                                511,737
                                                                                                 ----------
             TOTAL INVESTMENTS -- 99.1% (Cost - $ 58,492,125)** ....                             61,208,787
                                                                                                 ==========

----------
Percentages indicated are based on net assets of $61,782,911.

* Discount note. The rate shown is the effective yield at the time of purchase.

** Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation .........     $ 2,759,468
Unrealized depreciation .........         (42,806)
                                      -----------
Net unrealized appreciation .....     $ 2,716,662
                                      ===========

(a) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

BKNT - Bank Note

MTN  - Medium Term Note

                       See notes to financial statements.

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                                INTEREST   MATURITY
AMOUNT ($)                              SECURITY DESCRIPTION                               RATE       DATE        VALUE ($)
----------                              --------------------                               ----       ----        ---------
              MUNICIPAL BONDS -- 98.7%
              ALABAMA -- 1.1%
   210,000    Daphne Ala, GO, Callable 2/1/13 @ 100, Insured by: AMBAC ................      4.00%   8/1/14         216,191
                                                                                                                  ---------
              ARKANSAS -- 2.2%
   400,000    Pulaski County Arkansas Hospital Revenue, Series A, Callable 3/1/10 @
                100 ...................................................................      4.25    3/1/11         415,956
                                                                                                                  ---------
              GEORGIA -- 0.5%
   100,000    Athens GA Student Housing Authority Revenue, Callable 12/1/12 @ 100,
                Insured by: AMBAC .....................................................      4.00   12/1/14         102,823
                                                                                                                  ---------
              ILLINOIS -- 5.9%
   200,000    Du Page County Illinois High School District, Series A, GO, Callable
                12/1/07 @ 100 . .......................................................      5.05   12/1/14         213,516
   500,000    Illinois State, GO, Callable 9/1/06 @ 102, Insured by: FGIC .............      5.40    9/1/08         550,129
   300,000    Northlake Illinois, Series A, GO, Callable 12/1/08 @ 100, Insured by:
                AMBAC .................................................................      5.00    6/1/14         324,552
                                                                                                                  ---------
                                                                                                                  1,088,197
                                                                                                                  ---------
              INDIANA -- 71.5%
   200,000    Blackford County Indiana School Building Corp., Callable 7/15/06 @
                101, Insured by: AMBAC ................................................      5.00   7/15/11         215,340
   260,000    Bloomington Indiana Municipal Facilities Corp., Callable 2/1/08 @ 101 ...      4.80    8/1/12         276,760
   400,000    Carmel, Indiana Redevelopment Authority, Callable 7/1/06 @101,
                Insured by: MBIA ......................................................      5.15    7/1/11         436,815
   150,000    Clarksville Indiana High School Building Corp., Callable 7/15/08 @
                101, Insured by: MBIA .................................................      5.00   7/15/14         162,771
   225,000    Cloverdale Indiana Multi-School Building Corp., Callable 1/15/08 @
                102, Insured by: MBIA .................................................      4.95   1/15/11         245,504
   300,000    Crawfordsville Indiana Elementary School Building Corp., Callable
                1/15/07 @ 101, Insured by: FSA ........................................      5.13   7/15/13         320,364
   200,000    Crown Point Indiana Multi-School Building Corp., Callable 7/15/09 @
                101, Insured by: MBIA .................................................      4.80   1/15/14         212,838
   295,000    Delaware County Indiana Edit Corp., Callable 12/1/07 @ 101, Insured
                by: MBIA ..............................................................      5.00   12/1/12         320,594
   400,000    Delaware County Indiana Hospital Authority, Callable 8/1/08 @ 102,
                Insured by: AMBAC. ....................................................      5.00    8/1/16         433,099
   125,000    Eagle Union Middle School Building Corp. Indiana, Callable 7/5/11 @
                100, Insured by: AMBAC ................................................      4.85    7/5/15         133,495
   165,000    Elkhart Indiana Community Schools, GO ...................................      4.95   7/15/06         175,819
   100,000    Fall Creek Indiana Regulatory Waste District, Callable 9/1/10 @ 100,
                Insured by: MBIA ......................................................      4.70    3/1/13         107,558
   200,000    Fishers Ind Redev Auth Lease Rev, Callable: 7/15/13 @100, Insured by:
                AMBAC .................................................................      4.50   7/15/20         202,618
   225,000    Fort Wayne Indiana South Side School Building Corp., Callable 7/15/06
                @ 102, Insured by: FSA ................................................      4.75   1/15/12         237,188
   260,000    Greencastle Indiana Multi-School Building Corp., Callable 7/10/12
                @100, Insured by: FGIC ................................................      4.10   1/10/13         271,916
   300,000    Greencastle Indiana Waterworks Revenue, Callable 1/1/12 @ 100,
                Insured by: MBIA ......................................................      4.25    7/1/13         315,999
   120,000    Griffith Indiana Multi-School Building Corp., ...........................      5.20   7/15/06         129,258
   275,000    Indiana Bank Revenue, Insured by: MBIA ..................................      4.00    4/1/09         293,224
   290,000    Indiana Bank Revenue, Series A,Callable 2/1/09 @ 102, Insured by: FSA ...      4.60    2/1/13         309,375
   265,000    Indiana Bank Revenue, Series A,Callable 2/1/08 @ 101 ....................      4.80    2/1/13         283,566
   470,000    Indiana Health Facilities Financing Authority, Callable 8/15/07 @ 102,
                Insured by: RADIAN ....................................................      5.50   2/15/10         526,578
   200,000    Indiana Municipal Development Building Corp., Insured by: AMBAC .........      5.00    7/5/06         215,010
   325,000    Indiana State Educatonal Facilities Authority, Callable 10/15/08 @ 101 ..      4.95  10/15/12         350,916

                                    continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                            INTEREST    MATURITY
AMOUNT ($)                           SECURITY DESCRIPTION                              RATE        DATE       VALUE ($)
----------                           --------------------                           ---------    --------    ----------
 300,000      Indiana State Office Building Community Facilities, Series A,
               Callable 7/1/08 @ 101.............................................       4.70%     7/1/11      322,416
 300,000      Indiana University Revenue, Series L, Callable 8/1/08 @ 101........       5.00      8/1/12      328,065
 300,000      Indianapolis Indiana Public Improvement, Series C, Callable 7/15/08
               @100..............................................................       5.10     1/15/11      321,609
 100,000      Indianapolis-Marion County Indiana Public Library, Series A, GO,
               Callable 7/1/10 @ 101.............................................       4.10      7/1/14      103,264
 300,000      Johnson County Indiana, GO, Insured by: FSA........................       4.10     7/15/07      320,970
 350,000      Kosciusko County Indiana Justice Building Corp., Insured by: FSA...       4.10      8/1/08      376,079
  75,000      Marion County Indiana Convention and Recreational Facilities
               Authority, Series A, Callable 6/1/08 @ 101........................       5.00      6/1/12       81,539
 275,000      Mithcell Indiana Multi-School Building Corp........................       4.65      7/5/13      301,271
 200,000      Monroe County Indiana Community School Corp., Callable 1/1/07 @ 102
               Insured by: MBIA..................................................       5.25      7/1/12      220,002
 150,000      Mt. Vernon of Hancock County Indiana Multi-School Building Corp.,
               Series B, Callable 7/15/11 @ 100, Insured by: AMBAC...............       4.70     1/15/12      163,295
 200,000      Munster Indiana School Building Corp., Callable 7/5/08 @ 101,
               Insured  by: FSA..................................................       4.60      7/5/10      216,604
 400,000      North Montgomery Indiana High School Building Corp., Callable
               1/15/11 @ 100, Insured by: FGIC...................................       5.05     7/15/15      430,344
 100,000      Northwest Allen County Indiana Middle School Building, Corp.,
               Callable 1/15/09 @ 101, Insured by: MBIA..........................       4.75     1/15/12      107,316
 200,000      Northwest Allen County Indiana Middle School Building Corp.,
               Callable 1/15/09 @ 101, Insured by: MBIA..........................       4.90     1/15/14      212,746
 400,000      Perry Township Indiana Multi-School Building Corp., Callable
               7/15/06 @ 101,Insured by: AMBAC...................................       5.00     7/15/13      422,024
 240,000      Perry Township Indiana Multi-School Building Corp., Callable
               7/15/10 @ 101, Insured by: FGIC...................................       4.63     1/15/15      253,238
 300,000      Porter County Indiana Jail Building Corp., Callable 7/10/11 @ 100,
               Insured by: FSA...................................................       5.00     7/10/16      321,681
 275,000      Princeton Indiana Sewer Works Revenue, Callable 5/1/09 @ 101.......       4.50      5/1/13      282,706
  50,000      Purdue University Indiana Certificates Participation, Callable
               7/1/08 @ 100......................................................       4.50      7/1/09       53,872
 250,000      Rochester Indiana Community School Building Corp., Callable 7/15/08
               @ 102,Insured by: AMBAC...........................................       5.00     7/15/13      275,183
 200,000      South Bend Indiana Community School Building Corp., Callable 1/1/10
               @ 101,Insured by: FSA.............................................       4.60      7/1/13      213,374
 225,000      South Bend Indiana Community School Building Corp., Callable 1/1/10
               101,Insured by: FSA...............................................       5.10      7/1/17      240,392
 190,000      South Bend Indiana Redevelopment Authority, Callable 3/1/06 @ 102..       4.75      3/1/11      199,627
 500,000      St. Joseph County Indiana Hospital Authority, Series A, Callable
               2/15/08 @ 101,  Insured by: MBIA..................................       4.75     8/15/12      531,029
 125,000      Terre Haute Indiana San District, GO, Callable 1/1/07 @ 102,
               Insured by: AMBAC.................................................       4.60      7/1/10      133,789
 200,000      Vinton-Tecumseh Indiana School Building Corp., Callable 1/5/08 @
               101 Insured by: SAW...............................................       5.00      7/5/13      214,834
 300,000      Warren Township Indiana School Building Corp., Callable 7/5/08 @
               101,Insured by: FSA...............................................       5.00      7/5/14      325,401
 275,000      Whitley County Indiana Middle School Building Corp., Callable
               7/10/08 @ 101,Insured by: FSA.....................................       4.80     1/10/11      298,238
                                                                                                           ----------
                                                                                                           13,447,513
                                                                                                           ----------
              IOWA -- 2.0%
 350,000      Davenport Iowa Community School District...........................       4.25      7/1/07      370,052
                                                                                                           ----------

              KENTUCKY -- 1.0%
 185,000      Kentucky Rural Wtr Fin Corp., Series C, Callable 02/01/12 @ 101,
               Insured by: MBIA .................................................       3.88      2/1/14      190,021
                                                                                                           ----------

                                   continued

SIGNAL FUNDS
TAX-EXEMPT INCOME FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                         MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                         INTEREST      MATURITY
AMOUNT($)                           SECURITY DESCRIPTION                            RATE          DATE        VALUE ($)
---------                           --------------------                         ----------    ----------    -----------
              MICHIGAN -- 3.8%
 250,000      Green Oak Township Michigan - Sewer, GO, Callable 5/1/12 @ 100,
                Insured by: MBIA..............................................     4.00%        5/1/17          250,710
 300,000      Macomb Township Michigan Building Authority, GO, Callable 4/1/11
                @ 100, Insured by: AMBAC.......................................    4.75         4/1/16          316,785
 150,000      Michigan Higher Education Facilities Authority Revenue, Callable
                12/1/12 @ 100..................................................    5.00        12/1/20          155,349
                                                                                                             ----------
                                                                                                                722,844
                                                                                                             ----------
              NEVADA -- 1.4%
 250,000      University of Nevada Community College, Series A, Callable 7/1/11
                @ 100, Insured by: FGIC........................................    4.45         7/1/12          268,388
                                                                                                             ----------

              NEW YORK -- 0.5%
 100,000      New York New York, Series C, GO, Callable 9/15/13 @ 100..........    5.00        9/15/22          102,986
                                                                                                             ----------
              PENNSYLVANIA -- 0.8%
 150,000      Pennsylvania State Higher Educational Facilities Authority
                College & University Revenue, Callable 7/1/11 @ 100,
                Insured by: ASST GTY...........................................    5.34         7/1/23          158,024

              TEXAS -- 1.7%
 300,000      Travis County Texas, Series A, GO, Callable 3/1/08 @ 100.........    4.75         3/1/15          312,456
                                                                                                             ----------

              WASHINGTON -- 1.7%
 300,000      Washington State, Series 2003A, GO, Callable 7/1/12 @ 100........    5.00         7/1/14          328,650
                                                                                                             ----------

              WISCONSIN -- 4.6%
  50,000      Elmbrook Wisconsin School District, GO, Callable 4/1/12 @ 100....    4.13         4/1/15           51,014
 200,000      Janesville Wisconsin School District, GO, Callable 4/1/06 @ 100      4.20         4/1/07          208,696
 300,000      Janesville Wisconsin School District, GO, Callable 3/1/08 @ 100,
                Insured by: FGIC...............................................    4.00         3/1/12          308,628
 200,000      Wisconsin State Clean Water Revenue, Series 1, Callable 6/1/08 @
                 100..........................................................     4.85         6/1/18          206,576
 100,000      Wisconsin State Health & Educational Facilities Authority Revenue,
                 Callable 2/15/09 @ 101........................................    5.38        2/15/22          100,857
                                                                                                             ----------
                                                                                                                875,771
                                                                                                             ----------
              TOTAL MUNICIPAL BONDS (Cost - $17,450,101).......................                              18,599,872
                                                                                                             ----------
                     INVESTMENT COMPANIES -- 0.5%
  92,288      Huntington Money Market Fund - Trust Class.......................                                  92,288
                                                                                                             ----------
                     TOTAL INVESTMENT COMPANIES (Cost - $92,288)...............                                  92,288
                                                                                                             ----------
                     TOTAL INVESTMENTS - 99.2% (Cost - $17,542,389)*...........                              18,692,160
                                                                                                             ==========

----------
Percentages indicated are based on net assets of $18,834,682.

* Represents cost for financial reporting purposes, is substantially the same as cost for federal income tax purposes, and differs from market value by unrealized appreciation of securities as follows:

Unrealized appreciation............   $ 1,158,921
Unrealized depreciation............        (9,150)
                                      -----------
Net unrealized appreciation.........  $ 1,149,771
                                      ===========

AMBAC - AMBAC Indemnity Corp.
ASST GTY - Asset Guaranty
FGIC - Financial Guaranty Insurance Co.
FSA - Financial Security Assurance, Inc.
GO - General Obligation
MBIA - Municipal Bond Insurance Assoc.
RADIAN - RADIAN Guaranty, Inc.
SAW - State Aid Withholding

                       See notes to financial statements.

SIGNAL FUNDS
MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                             INTEREST    MATURITY
AMOUNT ($)                   SECURITY DESCRIPTION                       RATE        DATE        VALUE ($)
----------                   --------------------                   ------------  ---------     ---------
               COMMERCIAL PAPER -- 61.1%
               BANK HOLDING COMPANIES --2.8%
2,000,000      JP Morgan Chase*.................................        1.02%      4/29/04      1,998,413
                                                                                                ---------
               CHEMICALS & ALLIED PRODUCTS -- 2.8%
2,000,000      Dupont E.I. & CO*................................        1.01       5/12/04      1,997,699
                                                                                                ---------
               CHOCOLATE AND COCOA PRODUCTS -- 2.8%
2,000,000      Nestle Capital Corp.*............................        1.07       8/10/04      1,992,213
                                                                                                ---------
               FINANCE SERVICES -- 23.4%
3,000,000      Amsterdam Funding* (a)...........................        1.03        4/8/04      2,999,400
1,500,000      Edison Asset Securities* (a).....................        1.06        9/1/04      1,493,243
3,000,000  .   Fairway Finance* (a).............................        1.03       4/14/04      2,998,884
3,000,000      Kitty Hawk Funding* (a)..........................        1.03       5/17/04      2,996,052
3,000,000      Old Line Funding* (a)............................        1.04       4/20/04      2,998,353
3,000,000      Windmill Funding Corp.* (a)......................        1.02        5/4/04      2,997,195
                                                                                               ----------
                                                                                               16,483,127
                                                                                               ----------
               FOREIGN BANK & BRANCHES & AGENCIES -- 13.8%
1,000,000      ABN Amro NA Finance, Inc.*.......................        1.06       9/20/04        994,936
2,500,000      CBA Finance*.....................................        1.03       4/13/04      2,499,142
2,000,000      Dexia Delaware LLC*..............................        1.03       4/15/04      1,999,199
3,000,000      HBOS Treasury Service*...........................        1.08       7/15/04      2,990,549
1,300,000      Societe Generale*................................        1.03        4/7/04      1,299,777
                                                                                              -----------
                                                                                                9,783,603
                                                                                              -----------
               PERSONAL CREDIT INSTITUTIONS -- 14.1%
2,000,000      America Honda Finance*...........................        1.03        5/5/04      1,998,054
2,000,000      Barton Capital Corp.* (a)........................        1.03       4/21/04      1,998,856
3,000,000      General Electric Capital Corp.*..................        1.04       6/16/04      2,993,413
3,000,000      Toyota Motor*....................................        1.03       6/23/04      2,992,876
                                                                                                ---------
                                                                                                9,983,199
                                                                                                ---------
               PHARMACEUTICAL PREPARATIONS -- 1.4%
1,000,000      Pfizer Inc.*.....................................        1.01       5/18/04        998,681
                                                                                               ----------
               TOTAL COMMERCIAL PAPER(COST - $43,236,935).......                               43,236,935
                                                                                               ----------
               U.S. GOVERNMENT AGENCIES -- 14.8%
1,000,000      Fannie Mae*......................................        1.17       9/17/04        994,508
1,000,000      Fannie Mae.......................................        1.50      11/16/04      1,000,000
3,000,000      Freddie Mac*.....................................        1.09        4/5/04      2,999,636
1,500,000      Freddie Mac*.....................................        1.16        6/9/04      1,496,665
1,000,000      Freddie Mac .....................................        1.60      12/30/04      1,000,000
1,000,000      Freddie Mac .....................................        1.38       2/25/05      1,000,000
2,000,000      Sallie Mae**.....................................        1.01       5/20/04      2,000,000
                                                                                              -----------
               TOTAL U.S. GOVERNMENT AGENCIES (Cost - $10,490,809)                             10,490,809
                                                                                              -----------
               REPURCHASE AGREEMENTS -- 14.1%
3,000,000      Bank of America Corp. (Dated 03/31/04, proceeds
                 at maturity $3,000,078, collateralized by various
                 U.S. Treasury Notes)...........................        0.93        4/1/04      3,000,000
3,500,000      Goldman Sachs Group, Inc. (Dated 03/31/04, proceeds
                 at maturity $3,500,095, collateralized by
                 various U.S. Treasury Notes)...................        0.98        4/1/04      3,500,000

                                    continued

SIGNAL FUNDS
MONEY MARKET FUND

                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 2004

SHARES OR
PRINCIPAL                                                                         INTEREST     MATURITY
AMOUNT ($)                          SECURITY DESCRIPTION                            RATE         DATE       VALUE ($)
----------                          --------------------                          --------     --------    -----------
3,500,000    Wachovia (Dated 03/31/04, proceeds at maturity $3,500,096,
              collateralized by various U.S. Treasury Notes)....................    0.99%        4/1/04      3,500,000
                                                                                                            ----------
             TOTAL REPURCHASE AGREEMENTS (Cost - $10,000,000)...................                            10,000,000
                                                                                                            ----------
             CERTIFICATES OF DEPOSIT -- 5.6%
             FOREIGN BANK & BRANCHES & AGENCIES -- 5.6%
2,000,000    CIBC...............................................................    1.05         4/6/04      2,000,000
2,000,000    Toronto-Dominion Bank..............................................    1.03        6/24/04      2,000,000
                                                                                                            ----------
             TOTAL CERTIFICATES OF DEPOSIT (Cost - $4,000,000)..................                             4,000,000
                                                                                                            ----------
             INVESTMENT COMPANIES -- 4.5%
1,244,983    BlackRock Provident Institutional TempFund.........................                             1,244,983
  316,938    Goldman Sachs Financial Square Prime Obligations Fund..............                               316,938
1,600,446    Merrill Lynch Premier Institutional Fund...........................                             1,600,446
                                                                                                            ----------
             TOTAL INVESTMENT COMPANIES (Cost - $3,162,367).....................                             3,162,367
                                                                                                            ----------
             TOTAL INVESTMENTS - 100.1% (Cost - $70,890,111)....................                            70,890,111
                                                                                                            ==========

---------------
Percentages indicated are based on net assets of $70,829,225.

*  Discount note. The rate shown is the effective yield at the time of purchase.

** Variable rate securities having liquidity agreements. The interest rate, which will change periodically, is based upon an index of market rates.

The rate reflected on the Schedule of Portfolio Investments is the rate in effect at March 31, 2004.

(a) 4-2 security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                       See notes to financial statements.

SIGNAL FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                                 MARCH 31, 2004

                                                                      LARGE CAP                     TAX-EXEMPT
                                                                        GROWTH         INCOME         INCOME       MONEY MARKET
                                                                         FUND           FUND           FUND             FUND
                                                                     ------------   ------------    ------------   ------------
ASSETS:
Investments, at value (Cost $25,474,601; $58,492,125;
  $17,542,389; and $60,890,111, respectively)...................     $ 34,203,614   $ 61,208,787    $ 18,692,160   $ 60,890,111
Repurchase agreements, at cost..................................                -              -               -     10,000,000
                                                                     ------------   ------------    ------------   ------------
Total Investments...............................................       34,203,614     61,208,787      18,692,160     70,890,111
Interest and dividends receivable...............................           32,449        801,898         189,906         26,402
Receivable for capital shares issued............................                -            650          24,240              -
Prepaid expenses and other assets...............................            2,828          3,284           1,837          2,058
                                                                     ------------   ------------    ------------   ------------
TOTAL ASSETS....................................................       34,238,891     62,014,619      18,908,143     70,918,571
                                                                     ------------   ------------    ------------   ------------
LIABILITIES:
Distributions payable...........................................                -        188,637          56,821         36,604
Accrued expenses and other payables:
  Investment advisory fees......................................           16,142         13,109               -          3,192
  Administration fees...........................................            1,109          2,022             619          2,983
  Distribution fees.............................................              207             88              56              -
  Other liabilities.............................................           22,530         27,852          15,965         46,567
                                                                     ------------   ------------    ------------   ------------
TOTAL LIABILITIES...............................................           39,988        231,708          73,461         89,346
                                                                     ============   ============    ============   ============
COMPOSITION OF NET ASSETS:
Capital.........................................................       24,465,130     59,137,524      17,625,607     70,824,083
Accumulated net investment income...............................                -              -               -          5,142
Accumulated net realized gains (losses) from
  investment transactions.......................................        1,004,760        (71,275)         59,304              -
Net unrealized appreciation on investments......................        8,729,013      2,716,662       1,149,771              -
                                                                     ------------   ------------    ------------   ------------
NET ASSETS......................................................     $ 34,198,903   $ 61,782,911    $ 18,834,682   $ 70,829,225
                                                                     ============   ============    ============   ============
CLASS A SHARES:
Net assets......................................................     $    466,136   $    263,119    $    136,709
                                                                     ============   ============    ============
Shares outstanding..............................................           41,284         25,829          13,371
                                                                     ============   ============    ============
Net Asset Value and Redemption Price per share..................     $      11.29   $      10.19    $      10.22
                                                                     ============   ============    ============
Maximum Sales Load..............................................             4.75%          3.25%           3.25%
                                                                     ============   ============    ============
Maximum Offering Price per share (100%/(100%-maximum
  sales charge) of net asset value adjusted to the nearest cent)     $      11.85    $     10.53    $      10.56
                                                                     ============   ============    ============
CLASS B SHARES:
Net assets......................................................     $    133,137   $     38,445    $     37,722
                                                                     ============   ============    ============
Shares outstanding..............................................           11,919          3,774           3,689
                                                                     ============   ============    ============
Net Asset Value and Offering Price per share*...................     $      11.17   $      10.19    $      10.22
                                                                     ============   ============    ============
CLASS I SHARES:
Net assets......................................................     $ 33,599,630   $ 61,481,347    $ 18,660,251   $ 70,829,225
                                                                     ============   ============    ============   ============
Shares outstanding..............................................        2,964,463      6,035,119       1,825,046     70,828,657
                                                                     ============   ============    ============   ============
Net Asset Value, Offering Price, and Redemption Price per share      $      11.33   $      10.19    $      10.22   $       1.00
                                                                     ============   ============    ============   ============

*Redemption price per share varies by length of time shares are held.

                       See notes to financial statements.

SIGNAL FUNDS

                            STATEMENTS OF OPERATIONS
                        FOR THE YEAR ENDED MARCH 31, 2004

                                                                LARGE CAP                        TAX-EXEMPT
                                                                 GROWTH           INCOME           INCOME        MONEY MARKET
                                                                  FUND             FUND             FUND             FUND
                                                               -----------      -----------      -----------     ------------
INVESTMENT INCOME:
  Interest..................................................   $     5,073      $ 2,733,638      $   850,130      $   899,517
  Dividends.................................................       437,925            3,745              699           44,302
                                                               -----------      -----------      -----------      -----------
   Total Investment Income..................................       442,998        2,737,383          850,829          943,819
                                                               -----------      -----------      -----------      -----------
EXPENSES:
Investment advisory fees....................................       259,999          318,542           97,649           85,029
Administration fees.........................................        69,332          127,416           39,059          212,585
Distribution fees (Class A).................................           948              621              247                -
Distribution fees (Class B).................................         1,258              380              372                -
Fund accounting fees........................................        57,059           67,604           57,225           44,102
Professional fees...........................................        18,213           24,604           14,941           30,394
Custodian fees..............................................         7,437            9,143            3,104           27,472
Transfer agent fees.........................................        48,920           43,960           33,587           44,512
Other expenses..............................................        20,659           34,795           13,341           55,967
                                                               -----------      -----------      -----------      -----------
   Total expenses before fee reductions.....................       483,825          627,065          259,525          500,061
Expenses reduced by Investment Advisor......................       (69,332)        (159,274)         (96,072)         (42,511)
                                                               -----------      -----------      -----------      -----------
Net Expenses................................................       414,493          467,791          163,453          457,550
                                                               -----------      -----------      -----------      -----------
Net Investment Income.......................................        28,505        2,269,592          687,376          486,269
                                                               -----------      -----------      -----------      -----------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
  Net realized gains (losses) from investment transactions..     1,880,763          (71,273)         115,538              154
  Change in unrealized appreciation/depreciation on
   investments..............................................     6,825,306         (112,624)          44,641                -
                                                               -----------      -----------      -----------      -----------
  Net realized/unrealized gains (losses) from investments...     8,706,069         (183,897)         160,179              154
                                                               -----------      -----------      -----------      -----------
Change in net assets resulting from operations..............   $ 8,734,574      $ 2,085,695      $   847,555      $   486,423
                                                               ===========      ===========      ===========      ===========

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                   LARGE CAP GROWTH FUND                   INCOME FUND
                                                              YEAR ENDED       PERIOD ENDED        YEAR ENDED      PERIOD ENDED
                                                             MARCH 31, 2004  MARCH 31, 2003 (a)  MARCH 31, 2004  MARCH 31, 2003 (a)
                                                             --------------  ------------------  --------------  ------------------
OPERATIONS:
  Net investment income.....................................  $     28,505      $     67,550      $  2,269,592      $  1,196,383
  Net realized gains (losses) from investment transactions..     1,880,763           195,080           (71,273)          148,124
  Change in unrealized appreciation/depreciation
    on investments..........................................     6,825,306        (3,077,564)         (112,624)          767,689
                                                              ------------      ------------      ------------      ------------
Change in net assets from operations........................     8,734,574        (2,814,934)        2,085,695         2,112,196
                                                              ------------      ------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  CLASS A:
   From net investment income...............................           (50)             (162)           (8,230)           (3,287)
   From net realized gain on investment.....................       (12,008)                -                (9)             (770)
  CLASS B:
   From net investment income...............................             -                 -              (976)             (511)
   From net realized gain on investment.....................        (3,787)                -                (1)             (111)
  CLASS I:
   From net investment income...............................       (31,930)          (66,947)       (2,261,582)       (1,192,585)
   From net realized gain on investment.....................    (1,053,217)                -            (2,246)         (144,989)
                                                              ------------      ------------      ------------      ------------
Change in net assets from shareholder distributions.........    (1,100,992)          (67,109)       (2,273,044)       (1,342,253)
                                                              ------------      ------------      ------------      ------------
Change in net assets from capital share transactions........    (5,029,062)       34,476,426         1,990,928        59,209,389
                                                              ------------      ------------      ------------      ------------
Change in net assets........................................     2,604,520        31,594,383         1,803,579        59,979,332
                                                              ------------      ------------      ------------      ------------
NET ASSETS:
  Beginning of period.......................................    31,594,383                 -        59,979,332                 -
                                                              ------------      ------------      ------------      ------------
  End of period*............................................  $ 34,198,903      $ 31,594,383      $ 61,782,911      $ 59,979,332
                                                              ============      ============      ============      ============
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued...............................  $    178,766      $    240,543      $     56,443      $    228,080
  Dividends reinvested......................................        12,077               142             8,033             3,503
  Cost of shares redeemed...................................       (26,285)           (5,556)          (18,674)          (14,118)
                                                              ------------      ------------      ------------      ------------
   Change in net assets from Class A capital transactions...  $    164,558      $    235,129      $     45,802      $    217,465
                                                              ============      ============      ============      ============
CLASS B SHARES
  Proceeds from shares issued...............................  $      3,732      $    117,662      $          -      $     37,482
  Dividends reinvested......................................         3,787                 -               455               371
  Cost of shares redeemed...................................       (11,036)           (1,075)                -                 -
                                                              ------------      ------------      ------------      ------------
   Change in net assets from Class B capital transactions... ($      3,517)     $    116,587      $        455      $     37,853
                                                              ============      ============      ============      ============
CLASS I SHARES
  Proceeds from shares issued...............................  $ 12,166,724      $ 12,145,266      $ 24,763,959      $ 29,780,142
  Shares issued from common trust fund conversion...........             -        26,885,690                 -        34,848,943
  Dividends reinvested......................................       801,136             1,087           830,569           250,445
  Cost of shares redeemed...................................   (18,157,963)       (4,907,333)      (23,649,857)       (5,925,459)
                                                              ------------      ------------      ------------      ------------
   Change in net assets from Class I capital transactions... ($  5,190,103)     $ 34,124,710      $  1,944,671      $ 58,954,071
                                                              ============      ============      ============      ============
SHARE TRANSACTIONS:
CLASS A SHARES
  Issued....................................................        17,924            25,352             5,551            22,352
  Reinvested................................................         1,129                16               793               345
  Redeemed..................................................        (2,541)             (596)           (1,833)           (1,379)
                                                              ------------      ------------      ------------      ------------
  Net change................................................        16,512            24,772             4,511            21,318
                                                              ============      ============      ============      ============
CLASS B SHARES
  Issued....................................................           389            12,340                 -             3,692
  Reinvested................................................           357                 -                45                37
  Redeemed..................................................        (1,056)             (111)                -                 -
                                                              ------------      ------------      ------------      ------------
  Net change................................................          (310)           12,229                45             3,729
                                                              ============      ============      ============      ============
CLASS I SHARES
  Issued....................................................     1,165,321         1,288,341         2,440,827         2,924,441
  Shares issued from common trust
    fund conversion.........................................             -         2,688,569                 -         3,484,894
  Reinvested................................................        74,622               118            82,059            24,697
  Redeemed..................................................    (1,724,485)         (528,023)       (2,336,870)         (584,929)
                                                              ------------      ------------      ------------      ------------
  Net change................................................      (484,542)        3,449,005           186,016         5,849,103
                                                              ============      ============      ============      ============

-----------------
(a) For the period July 15, 2002 (commencement of operations) through March 31, 2003.

* Includes undistributed net investment income of $0, $1,404, $0 and $1,196, respectively.

                       See notes to financial statements.

SIGNAL FUNDS

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                  TAX-EXEMPT INCOME FUND                 MONEY MARKET FUND
                                                               YEAR ENDED       PERIOD ENDED       YEAR ENDED       PERIOD ENDED
                                                             MARCH 31, 2004  MARCH 31, 2003 (a) MARCH 31, 2004   MARCH 31, 2003 (a)
                                                             --------------  ------------------ --------------   ------------------
OPERATIONS:
 Net investment income.....................................  $     687,376     $     494,591     $     486,269     $     845,618
 Net realized gains (losses) on investment transactions....        115,538            80,441               154                 -
 Change in unrealized appreciation/depreciation
    on investment transactions.............................         44,641           336,627                 -                 -
                                                             -------------     -------------     -------------     -------------
Change in net assets from operations.......................        847,555           911,659           486,423           845,618
                                                             -------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
 CLASS A:
  From net investment income...............................         (3,214)             (759)               (2)              (26)
  From net realized gain on investment.....................           (391)             (121)                -                 -
 CLASS B:
  From net investment income...............................           (940)             (513)               (1)               (1)
  From net realized gain on investment.....................           (145)             (112)                -                 -
 CLASS I:
  From net investment income...............................       (683,888)         (493,319)         (485,853)         (845,591)
  From net realized gain on investment.....................        (75,486)          (60,420)                -                 -
                                                             -------------     -------------     -------------     -------------
Change in net assets from shareholder distributions........       (764,064)         (555,244)         (485,856)         (845,618)
                                                             -------------     -------------     -------------     -------------
Change in net assets from capital share transactions.......       (495,806)       18,890,582       (39,500,589)      110,329,247
                                                             -------------     -------------     -------------     -------------
Change in net assets.......................................       (412,315)       19,246,997       (39,500,022)      110,329,247
                                                             -------------     -------------     -------------     -------------
NET ASSETS:
  Beginning of period......................................     19,246,997                 -       110,329,247                 -
                                                             -------------     -------------     -------------     -------------
  End of period*...........................................  $  18,834,682     $  19,246,997     $  70,829,225     $ 110,329,247
                                                             =============     =============     =============     =============
CAPITAL TRANSACTIONS:
CLASS A SHARES
  Proceeds from shares issued..............................  $      92,241     $      55,718     $           -     $       1,000
  Dividends reinvested.....................................          3,405               709                 2                 5
  Cost of shares redeemed..................................        (15,122)                -            (1,007)                -
                                                             -------------     -------------     -------------     -------------
   Change in net assets from Class A capital transactions..  $      80,524     $      56,427    ($       1,005)    $       1,005
                                                             =============     =============     =============     =============
CLASS B SHARES
  Proceeds from shares issued..............................  $           -     $      36,000     $           -     $       1,000
  Dividends reinvested.....................................          1,094               537                 1                 1
  Cost of shares redeemed..................................              -                 -            (1,002)                -
                                                             -------------     -------------     -------------     -------------
  Change in net assets from Class B capital transactions...  $       1,094     $      36,537    ($       1,001)    $       1,001
                                                             =============     =============     =============     =============
CLASS I SHARES
  Proceeds from shares issued..............................  $   6,125,245     $   4,295,725     $ 119,574,218     $ 238,762,845
  Shares issued from common trust fund conversion..........              -        18,813,088                 -                 -
  Dividends reinvested.....................................         83,431            64,212            11,321             3,214
  Cost of shares redeemed..................................     (6,786,100)       (4,375,407)     (159,084,123)     (128,438,818)
                                                             -------------     -------------     -------------     -------------
   Change in net assets from Class I capital transactions.. ($     577,424)    $  18,797,618    ($  39,498,584)    $ 110,327,241
                                                             =============     =============     =============     =============
SHARE TRANSACTIONS:
CLASS A SHARES
   Issued..................................................          8,948             5,508                 -             1,000
   Reinvested..............................................            334                70                 2                 5
   Redeemed................................................         (1,489)                -            (1,007)                -
                                                             -------------     -------------     -------------     -------------
   Net change..............................................          7,793             5,578            (1,005)            1,005
                                                             =============     =============     =============     =============
CLASS B SHARES
   Issued..................................................              -             3,529                 -             1,000
   Reinvested..............................................            107                53                 1                 1
   Redeemed................................................              -                 -            (1,002)                -
                                                             -------------     -------------     -------------     -------------
   Net change..............................................            107             3,582            (1,001)            1,001
                                                             =============     =============     =============     =============
CLASS I SHARES
   Issued..................................................        599,239           425,427       119,574,218       238,762,845
   Shares issued from common trust fund conversion.........              -         1,881,309                 -                 -
   Reinvested..............................................          8,216             6,391            11,321             3,214
   Redeemed................................................       (663,352)         (432,184)     (159,084,123)     (128,438,818)
                                                             -------------     -------------     -------------     -------------
   Net change..............................................        (55,897)        1,880,943       (39,498,584)      110,327,241
                                                             =============     =============     =============     =============

---------------
(a) For the period July 15, 2002 (commencement of operations) through March 31, 2003.

* Includes undistributed net investment income of $0, $666, $5,142 and $4,575, respectively.

                       See notes to financial statements.

SIGNAL FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         Operations:                                         Less Dividends from:
                                                       Net Realized                                  Net
                                Net Asset             and Unrealized    Change in                 Realized
                                  Value,     Net           Gains     Net Asset Value    Net         Gains
                                Beginning Investment      (Losses)   Resulting from  Investment (Losses) from   Total
                                of Period   Income      Investments     Operations     Income    Investments  Dividends
                                --------- ----------- -------------- --------------- ---------- ------------- ---------
----------------------------------------------------------------------------------------------------------------------
CLASS A
======================================================================================================================
LARGE CAP GROWTH FUND
Year ended March 31, 2004        $  9.05   $ (0.01)     $  2.58          $   2.57    $     -(e)  $   (0.33)   $  (0.33)
Period ended March 31, 2003 (d)    10.00         -(e)     (0.95)            (0.95)         -(e)          -           -
----------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2004          10.21      0.34        (0.02)             0.32      (0.34)            -(e)    (0.34)
Period ended March 31, 2003 (d)    10.00      0.31         0.25              0.56      (0.31)        (0.04)      (0.35)
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2004          10.18      0.33         0.08              0.41      (0.33)        (0.04)      (0.37)
Period ended March 31, 2003 (d)    10.00      0.27         0.21              0.48      (0.27)        (0.03)      (0.30)
----------------------------------------------------------------------------------------------------------------------
CLASS B
======================================================================================================================
LARGE CAP GROWTH FUND
Year ended March 31, 2004           9.02     (0.10)        2.58              2.48          -         (0.33)      (0.33)
Period ended March 31, 2003 (d)    10.00         -        (0.98)            (0.98)         -             -           -
----------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2004          10.21      0.26        (0.02)             0.24      (0.26)            -(e)    (0.26)
Period ended March 31, 2003 (d)    10.00      0.25         0.25              0.50      (0.25)        (0.04)      (0.29)
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2004          10.18      0.26         0.08              0.34      (0.26)        (0.04)      (0.30)
Period ended March 31, 2003 (d)    10.00      0.21         0.21              0.42      (0.21)        (0.03)      (0.24)
----------------------------------------------------------------------------------------------------------------------
CLASS I
======================================================================================================================
LARGE CAP GROWTH FUND
Year ended March 31, 2004           9.06      0.01         2.60              2.61      (0.01)        (0.33)      (0.34)
Period ended March 31, 2003 (d)    10.00      0.02        (0.94)            (0.92)     (0.02)            -       (0.02)
----------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2004          10.21      0.36        (0.02)             0.34      (0.36)            -(e)    (0.36)
Period ended March 31, 2003 (d)    10.00      0.29         0.25              0.54      (0.29)        (0.04)      (0.33)
----------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2004          10.18      0.36         0.08              0.44      (0.36)        (0.04)      (0.40)
Period ended March 31, 2003 (d)    10.00      0.26         0.21              0.47      (0.26)        (0.03)      (0.29)
----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Year ended March 31, 2004          1.000     0.006            -             0.006     (0.006)            -      (0.006)
Period ended March 31, 2003 (d)    1.000     0.007            -             0.007     (0.007)            -      (0.007)
----------------------------------------------------------------------------------------------------------------------

                                                         Ratios/Supplementary Data:
                                                                    Ratio of    Ratio of     Ratio of
                                                            Net     Expenses      Net        Expenses
                                  Net Asset                Assets,     to      Investment       to
                                    Value                  End of   Average    Income to      Average
                                   End of      Total       Period     Net       Average         Net     Portfolio
                                   Period     Return*      (000's)   Asset     Net Assets     Assets*   Turnover(c)
                                  ---------  -----------  --------  ---------- ------------- ---------- -----------
-------------------------------------------------------------------------------------------------------------------
CLASS A
===================================================================================================================
LARGE CAP GROWTH FUND
Year ended March 31, 2004         $   11.29    28.60%     $    466    1.44%       (0.16%)      1.64%      39.64%
Period ended March 31, 2003 (d)        9.05    (9.40%)(a)      224    1.45%(b)     0.11%(b)    1.67%(b)   34.11%
-------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2004             10.19     3.17%          263    0.98%        3.31%       1.23%      43.76%
Period ended March 31, 2003 (d)       10.21     5.65%(a)       218    1.07%(b)     3.54%(b)    1.32%(b)    7.47%
-------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2004             10.22     4.14%          137    1.09%        3.25%       1.58%       9.11%
Period ended March 31, 2003 (d)       10.18     4.85%(a)        57    1.09%(b)     3.36%(b)    1.52%(b)    8.54%
-------------------------------------------------------------------------------------------------------------------
CLASS B
===================================================================================================================
LARGE CAP GROWTH FUND
Year ended March 31, 2004             11.17    27.67%          133    2.19%       (0.91%)      2.39%      39.64%
Period ended March 31, 2003 (d)        9.02    (9.80%)(a)      110    2.20%(b)    (0.60%)(b)   2.42%(b)   34.11%
-------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2004             10.19     2.40%           38    1.73%        2.56%       1.98%      43.76%
Period ended March 31, 2003 (d)       10.21     5.07%(a)        38    1.82%(b)     2.81%(b)    2.07%(b)    7.47%
-------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2004             10.22     3.37%           38    1.84%        2.53%       2.33%       9.11%
Period ended March 31, 2003 (d)       10.18     4.23%(a)        36    1.85%(b)     2.60%(b)    2.27%(b)    8.54%
-------------------------------------------------------------------------------------------------------------------
CLASS I
===================================================================================================================
LARGE CAP GROWTH FUND
Year ended March 31, 2004             11.33    29.00%       33,600    1.19%        0.09%       1.39%      39.64%
Period ended March 31, 2003 (d)        9.06    (9.20%)(a)   31,260    1.21%(b)     0.32%(b)    1.43%(b)   34.11%
-------------------------------------------------------------------------------------------------------------------
INCOME FUND
Year ended March 31, 2004             10.19     3.43%       61,481    0.73%        3.56%       0.98%      43.76%
Period ended March 31, 2003 (d)       10.21     5.47%(a)    59,724    0.82%(b)     3.88%(b)    1.07%(b)    7.47%
-------------------------------------------------------------------------------------------------------------------
TAX-EXEMPT INCOME FUND
Year ended March 31, 2004             10.22     4.41%       18,660    0.83%        3.52%       1.33%       9.11%
Period ended March 31, 2003 (d)       10.18     4.75%(a)    19,154    0.86%(b)     3.58%(b)    1.27%(b)    8.54%
-------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND
Year ended March 31, 2004             1.000     0.57%       70,829    0.54%        0.57%       0.59%        N/A
Period ended March 31, 2003 (d)       1.000     0.72%(a)   110,327    0.53%(b)     1.02%(b)    0.58%(b)     N/A
-------------------------------------------------------------------------------------------------------------------

* Excludes Sales and Redemption Charges

** During the period certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.

(a) Not annualized.

(b) Annualized.

(c) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(d) For the period July 15, 2002 through March 31, 2003.

(e) Amount is less than $0.005.

                       See notes to financial statements.

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS  - MARCH 31, 2004

1.    ORGANIZATION:

The Coventry Group (the "Group") was organized on January 8, 1992 as a Massachusetts business trust, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Large Cap Growth Fund, the Income Fund, the Tax-Exempt Income Fund, the Money Market Fund, and the Tax-Exempt Money Market Fund (collectively, the "Funds" and individually, a "Fund") are a series within the Group. The Funds are each authorized to issue Class A, Class B, and Class I Shares. Currently no classes of the Tax-Exempt Money Market are offered to investors. On August 1, 2003, Class A and Class B of the Money Market Fund liquidated all of their assets and are not currently offered to any investors.

Under the Group's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Group. In addition, in the normal course of business, the Group enters into contracts with its vendors and others that provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Group expects the risk of loss to be remote.

2.    SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that may affect the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION:

The value of each equity security is based either on the closing price on a national securities exchange, or in the absence of recorded sales, at fair value as determined by the Funds' Trustees. Securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Funds' Trustees.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Under the amortized cost method, discount or premium, if any, is accreted or amortized, respectively, on a constant basis to the maturity of the security.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS  - MARCH 31, 2004

Securities held in the Money Market Fund are valued utilizing the amortized cost method, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to maturity or reset date of the security.

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with a bank or broker-dealer that the Advisor deems creditworthy. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a market value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds' custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

SECURITY TRANSACTIONS AND RELATED INCOME:

Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Income and realized and unrealized gains and losses on investments are allocated to each class of shares based upon relative net assets or other appropriate basis.

EXPENSES:

Expenses directly attributable to a Fund are charged directly to the Fund. Expenses relating to the Group are allocated proportionately to each Fund within the Group according to the relative net assets of each Fund or on another reasonable basis. Expenses are allocated to each class based upon relative net assets or other appropriate basis, except that each class separately bears expenses related specifically to that class, such as distribution fees.

DIVIDENDS TO SHAREHOLDERS:

Dividends from net investment income, if any, are declared daily and paid monthly for all of the Funds, except the Large Cap Growth Fund. Dividends for the Large Cap Growth Fund are declared and distributed quarterly. Dividends from net realized gains, if any, are declared and distributed annually for all Funds.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent book and tax basis differences have been reclassified among the components of net assets.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS  - MARCH 31, 2004

FEDERAL INCOME TAXES:

Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3.    RELATED PARTY TRANSACTIONS:

INVESTMENT ADVISOR:

The Funds and Signal Capital Management, Inc., (the "Advisor"), a wholly owned subsidiary of Old National Trust Company, are parties to an Investment Advisory Agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the average daily net assets of each Fund, at the following annual percentage rates after the imposition of certain contractual fee waivers by the Advisor of its advisory fees:

                         NAME                               FEE RATE*
                         ----                               ---------
Large Cap Growth Fund . . . . . . . . . . . . . . . . .       0.55%
Income Fund . . . . . . . . . . . . . . . . . . . . . .       0.25
Tax-Exempt Income Fund  . . . . . . . . . . . . . . . .       0.10
Money Market Fund . . . . . . . . . . . . . . . . . . .       0.05

*Without the imposition of these contractual fee waivers by the Advisor, total advisory fees for the Funds on an annual basis are 0.75% for the Large Cap Growth Fund, 0.50% for the Income Fund and Tax-Exempt Income Fund, and 0.10% for the Money Market Fund.

The Advisor may from time to time voluntarily reduce all or a portion of its advisory fee with respect to a Fund.

For the first 36 full months of the Funds' operations, the Advisor may recoup these waived advisory fees over a period of up to three years from the year the fees were waived in accordance with the terms of the expense limitation agreement entered into between the Advisor and the Funds. For the fiscal years ended March 31, 2003 and March 31, 2004, the Advisor waived $45,759 and $69,332, respectively, for the Large Cap Growth Fund; $77,007 and $159,274, respectively, for the Income Fund; $57,868 and $96,072, respectively, for the Tax-Exempt Fund; and $41,464 and $42,511, respectively, for the Money Market Fund.

ADMINISTRATION:

The Funds and BISYS Fund Services Ohio, Inc. (the "Administrator"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to an Administration Agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of the average daily net assets for the Large Cap Fund, Income Fund, and the Tax-Exempt Income Fund. The Money Market Fund has an annual rate of 0.25%. Certain officers and trustees of the Group are also officers of the Administrator and are paid no fees directly by the

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS  - MARCH 31, 2004

Funds for serving as officers of the Group. The Administrator also provides fund accounting and transfer agency services to the Funds pursuant to certain fee arrangements, as reflected in the Statement of Operations.

DISTRIBUTION:

The Funds and BISYS Fund Services Limited Partnership (the "Distributor"), a wholly owned subsidiary of The BISYS Group, Inc., are parties to a Distribution Agreement under which shares of the Funds are sold on a continuous basis. The Group has adopted a Service and Distribution Plan for Class A and Class B shares pursuant to Rule 12b-1 under the 1940 Act under which the Class A and Class B shares of each fund are authorized to pay the Distributor for payments it makes to banks, other institutions and broker-dealers, and for expenses the Distributor and any of its affiliates incur for providing distribution or shareholder service assistance to the Funds. The calculated annual rate will not exceed 0.25% and 1.00% of the average daily net asset value of Class A and Class B shares, respectively.

For the period ended March 31, 2004, the Distributor received $6,947 from commissions earned on sales of Class A shares and redemption of Class B shares, of which the Distributor re-allowed $1 to affiliated broker-dealers of the Funds.

4.    PURCHASES AND SALES OF SECURITIES:

Purchases and sales of investment securities, excluding short-term securities, for the year ended March 31, 2004, totaled:

                                                  PURCHASES          SALES
                                                  ---------          -----
Large Cap Growth Fund ..................         $13,027,928      $16,526,297
Income Fund ............................          33,402,598       24,696,755
Tax-Exempt Income Fund .................           1,740,189        2,321,411

5.    CLASS A CONTINGENT DEFERRED SALES CHARGES:

There is no initial sales charge on purchases of $1 million or more of the Class A Shares of the Funds. However, a contingent deferred sales charge ("CDSC") will be charged to the shareholder if shares are redeemed in the first 18 months after purchase. The Funds collected no CDSC fees on Class A Shares during the year ended March 31, 2004.

6.    FEDERAL INCOME TAX INFORMATION:

The dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

                                    continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS  - MARCH 31, 2004

The character of dividends paid to shareholders during the fiscal year ended March 31, 2004 was as follows:

                       DIVIDENDS PAID FROM
                    ORDINARY    NET LONG-TERM   TOTAL TAXABLE   TAX EXEMPT        TOTAL
                     INCOME     CAPITAL GAINS     DIVIDENDS     DIVIDENDS     DIVIDENDS PAID
                     ------     -------------     ---------     ---------     --------------
Large Cap
Growth Fund       $    51,939    $ 1,069,012     $ 1,120,951   $         -    $ 1,120,951
                  -----------    -----------     -----------   -----------    -----------
Income Fund         2,250,789          2,255       2,253,044             -      2,253,044
                  -----------    -----------     -----------   -----------    -----------
Tax-Exempt
Income Fund               566         76,023          76,589       693,268        769,857
Money
Market Fund           520,863              -         520,863             -        520,863
                  -----------    -----------     -----------   -----------    -----------

The character of dividends paid to shareholders during the period ended March 31, 2003 were as follows:

                        DIVIDENDS PAID FROM
                    ORDINARY    NET LONG-TERM  TOTAL TAXABLE     TAX EXEMPT       TOTAL
                     INCOME     CAPITAL GAINS    DIVIDENDS        DIVIDENDS    DIVIDENDS PAID
                     ------     -------------    ---------        ---------    --------------
Large Cap
Growth Fund       $    47,150      $      -     $    47,150       $       -     $    47,150
                  -----------      --------     -----------       ---------     -----------
Income Fund         1,027,746       145,870       1,173,616               -       1,173,616
                  -----------      --------     -----------       ---------     -----------
Tax-Exempt
Income Fund             6,405        55,251          61,656         430,973         492,629
                  -----------      --------     -----------       ---------     -----------
Money
Market Fund           774,007             -         774,007               -         774,007
                  -----------      --------     -----------       ---------     -----------

As of March 31, 2004, the components of accumulated earnings on a tax basis were as follows: (These differences between GAAP-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales and the difference between GAAP and tax amortization methods for premium and market discount.)

             UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED                          ACCUMULATED     UNREALIZED          TOTAL
               TAX EXEMPT     ORDINARY       LONG-TERM    ACCUMULATED  DIVIDENDS   CAPITAL AND   APPRECIATION /    ACCUMULATED
                INCOME         INCOME      CAPITAL GAINS    EARNINGS    PAYABLE   OTHER LOSSES  (DEPRECIATION)   EARNINGS/ (DEFICIT)
                ------         ------      -------------    --------    -------   ------------  --------------   -------------------
Large Cap
Growth Fund    $     -       $  102,167     $  902,592    $1,004,759   $       -    $      -     $ 8,729,013         9,733,772
               -------       ----------     ----------    ----------   ---------    --------     -----------         ---------
Income Fund          -          188,637              -       188,637    (188,637)    (71,275)      2,716,662         2,645,387
               -------       ----------     ----------    ----------   ---------    --------     -----------         ---------
Tax-Exempt
Income Fund     56,821                -         59,303       116,124     (56,821)          -       1,149,771         1,209,074
               -------       ----------     ----------    ----------   ---------    --------     -----------         ---------
Money
Market Fund          -           41,746              -        41,746     (36,604)          -               -             5,142
               -------       ----------     ----------    ----------   ---------    --------     -----------         ---------

                                   continued

SIGNAL FUNDS
NOTES TO FINANCIAL STATEMENTS  - MARCH 31, 2004

As of March 31, 2003 the components of accumulated earnings on a tax basis were as follows: (These differences between GAAP-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the difference between GAAP and tax amortization methods for premium and market discount.)

                                                                                                                  TOTAL
                 UNDISTRIBUTED  UNDISTRIBUTED  UNDISTRIBUTED                                    UNREALIZED    ACCUMULATED
                   TAX EXEMPT     ORDINARY       LONG-TERM      ACCUMULATED     DIVIDENDS      APPRECIATION/   EARNINGS/
                    INCOME         INCOME      CAPITAL GAINS      EARNINGS       PAYABLE       DEPRECIATION    (DEFICIT)
                  ----------    ------------   -------------    ------------   ------------    ------------   ------------
Large Cap
Growth Fund       $        -    $     21,363    $    195,080    $    216,443   ($    19,959)   $  1,903,707   $  2,100,191
                  ----------    ------------    ------------    ------------   ------------    ------------   ------------
Income Fund                -         169,833           2,254         172,087       (168,637)      2,829,286      2,832,736
                  ----------    ------------    ------------    ------------   ------------    ------------   ------------
Tax-Exempt
Income Fund           63,281               -          19,788          83,069        (62,615)      1,105,130      1,125,584
                  ----------    ------------    ------------    ------------   ------------    ------------   ------------
Money Market
Fund                       -          76,186               -          76,186        (71,611)              -          4,575
                  ----------    ------------    ------------    ------------   ------------    ------------   ------------

    CAPITAL LOSS CARRYFORWARDS:

At March 31, 2004, the following Fund had net capital loss carryforwards to offset future net capital gains, if any, to the extent provided by the Treasury regulations:

                                                AMOUNT        EXPIRES
                                               -------        -------
Income Fund . . . . . . . . . . . . .          $70,655         2012

     POST OCTOBER LOSS DEFERRAL:

Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Fund has incurred and will elect to defer such capital losses:

                                              AMOUNT
                                              ------
Income Fund . . . . . . . . . . . . .          $620

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Signal Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Growth Fund, Income Fund, Tax-Exempt Income Fund, and Money Market Fund (four funds constituting the Signal Funds, hereafter referred to as the "Funds") at March 31, 2004, the results of their operations for the year then ended, the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Columbus, Ohio
May 19, 2004

SIGNAL FUNDS
MARCH 31, 2004
ADDITIONAL INFORMATION (UNAUDITED)

DIVIDENDS RECEIVED DEDUCTION:

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2004 qualify for the corporate dividends received deduction for the following Fund:

                                             PERCENTAGE
                                             ----------
Large Cap Growth Fund . . . . . . . . . . .     100%

QUALIFIED DIVIDEND INCOME:

For the fiscal year ended March 31, 2004 the following dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Relief Reconciliation Act of 2003:

                                             DIVIDENDS PAID
                                             --------------
Large Cap Growth Fund  . . . . . . . . . .      $51,939

SIGNAL FUNDS
MARCH 31, 2004

TRUSTEES AND OFFICERS (UNAUDITED)

                                          TERM OF             PRINCIPAL                NUMBER OF FUNDS         OTHER
                         POSITION(S)    OFFICE AND          OCCUPATION(S)              IN FUND COMPLEX     DIRECTORSHIPS
   NAME, ADDRESS          HELD WITH      LENGTH OF           DURING FIVE                 OVERSEEN BY          HELD BY
      AND AGE             THE FUNDS     TIME SERVED*            YEARS                      TRUSTEE            TRUSTEE
      -------             ---------     ------------            -----                      -------            -------
INTERESTED TRUSTEES
Walter B. Grimm            Trustee        Trustee             From June 1992                 16              American
3435 Stelzer Road                       since 1996.      to present, employee of                          Performance Funds
Columbus, Ohio 43219                                       BISYS Fund Services.
Age: 58

R. Jeffrey Young          President,    Chairman and           From 1993 to                  16                 N/A
3435 Stelzer Road          Chairman     Trustee since      present, employee of
Columbus, Ohio 43219      and Trustee      1999.           BISYS Fund Services.
Age: 39                                  President
                                        since 2003.

INDEPENDENT TRUSTEES
Maurice G. Stark          Trustee       Since 1992.              Retired.                    16                 N/A
3435 Stelzer Road
Columbus, Ohio 43219
Age: 68

Michael M. Van Buskirk    Trustee       Since 1992.         From June 1991 to                16             BISYS Variable
3435 Stelzer Road                                          present, employee of                            Insurance Funds
Columbus, Ohio 43219                                     and currently President
Age: 57                                                    of The Ohio Bankers'
                                                        League (trade association)

John H. Ferring IV        Trustee       Since 1998.       From 1979 to present,              16                 N/A
3435 Stelzer Road                                         President and Owner of
Columbus, Ohio 43219                                       Plaze, Incorporated,
Age: 50                                                 Clair, Missouri (packaging
                                                              manufacturer).

OFFICERS WHO ARE
NOT TRUSTEES
Jennifer R. Hankins         Vice        Since 1998.        From October 1988 to
3435 Stelzer Road         President                        present, employee of
Columbus, Ohio 43219                                       BISYS Fund Services.
Age: 37

Lara Bocskey               Vice         Since 2002.      From 1998 to present,
3435 Stelzer Road         President                            employee of
Columbus, Ohio 43219                                       BISYS Fund Services.
Age: 33

*There is no defined term of office for Trustees of the Group.

SIGNAL FUNDS
MARCH 31, 2004

OFFICERS WHO ARE NOT TRUSTEES, CONTINUED (UNAUDITED)

                                                       TERM OF                    PRINCIPAL
    NAME, ADDRESS             POSITION(S)             OFFICE AND                OCCUPATION(S)
         AND                   HELD WITH               LENGTH OF                 DURING FIVE
         AGE                   THE FUNDS              TIME SERVED*                  YEARS
         ---                   ---------              ------------                  -----
Nadeem Yousaf                  Treasurer              Since 1999.            From August 1999 to present,
3435 Stelzer Road                                                         employee of BISYS Fund Services;
Columbus, Ohio 43219                                                      from March 1997 to June 1999,
Age: 35                                                                            employee of
                                                                             Investors Bank and Trust.

George L. Stevens              Secretary              Since 1996.          From September 1996 to present,
3435 Stelzer Road                                                          employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 53

Alaina V. Metz             Assistant Secretary        Since 1995.             From June 1995 to present,
3435 Stelzer Road                                                         employee of BISYS Fund Services.
Columbus, Ohio 43219
Age: 37

*There is no defined term of office for Trustees of the Group.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-888-426-9709 and (ii) on the Securities and Exchange Commission's website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11(a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS; THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

            (3) If the registrant provides the disclosure required by paragraph
            (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) THE REGISTRANT'S BOARD OF DIRECTORS HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.
3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS MAURICE STARK, WHO IS "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        For the fiscal years ended March 31, 2003 and March 31, 2004, PWC billed Audit Fees to the First Source Monogram Funds of $33,000 and $40,000, respectively.

        For the fiscal years ended March 31, 2003 and March 31, 2004, Tait Weller Baker billed Audit Fees to the Boston Trust Funds of $28,500 and $39,000, respectively.

        For the fiscal years ended March 31, 2003 and March 31, 2004, E&Y billed Audit Fees to the Shelby Funds of $22,800 and $25,900, respectively.

        For the fiscal years ended March 31, 2003 and March 31, 2004, PWC billed Audit Fees to the Signal Funds of $34,000 and $34,000, respectively.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        Not Applicable.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        For the fiscal years ended March 31, 2003 and March 31, 2004, PWC billed Tax Fees to the First Source Monogram Funds of $10,520 and $12,500, respectively.

        For the fiscal years ended March 31, 2003 and March 31, 2004, Tait Weller Baker billed Tax Fees to the Boston Trust Funds of $7,500 and $8,000, respectively.

        For the fiscal years ended March 31, 2003 and March 31, 2004, E&Y billed Tax Fees to the Shelby Funds of $2,500 and $5,000, respectively.

        For the fiscal years ended March 31, 2003 and March 31, 2004, PWC billed Tax Fees to the Signal Funds of $7,650 and $8,000, respectively.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        Not Applicable.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

        Not Applicable.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

              For the fiscal years ended March 31, 2003 and March 31, 2004, 100% of all the fees in paragraphs (b) through (d) were approved by the audit committee.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        Not Applicable.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        Not Applicable.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

        (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so
                state.
        (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

                NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

        (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED,

PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

        (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

        (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
        THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY
ITEM 2 IS ATTACHED HERETO.

        (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).
        CERTIFICATIONS PURSUANT TO RULE 30a-2(a) ARE ATTACHED HERETO.

        (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
        NOT APPLICABLE.

        (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.

        CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Coventry Group

By:     /s/ R. Jeffrey Young
        --------------------
        R. Jeffrey Young
        President

Date: June 9, 2004

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ R. Jeffrey Young
        --------------------
        R. Jeffrey Young
        President

Date: June 9, 2004

By:     /s/ Nadeem Yousaf
        -----------------
        Nadeem Yousaf
        Treasurer

Date: June 9, 2004